UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Roberta R.W. Kameda, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2020

Date of reporting period: JUNE 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the June 30, 2020 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of six series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund. The reports of each series were transmitted to their respective shareholders on August 21, 2020.

2020

Semi-Annual Report
June 30, 2020
Stock Fund
ESTABLISHED 1965
TICKER: DODGX
Important Notice:
Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.
If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.
06/20 SF SAR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox Stock Fund had a total return of –15.0% for the six months ended June 30, 2020, compared to a return of –3.1% for the S&P 500 Index.
Market Commentary
During the first half of 2020, the spread of the coronavirus (COVID-19) evolved into a global pandemic that disrupted major economies, increased financial market volatility, and abruptly ended the longest bull run in U.S. stock market history. Volatility spiked in the first quarter, and every sector of the S&P 500 declined. On March 16th, the U.S. stock market experienced its steepest one-day decline since the October 1987 stock market crash. While lower short-term interest rates and the massive U.S. government stimulus package provided some relief to businesses and households, the U.S. economy slipped into a recession.
In the second quarter, however, the U.S. equity market recovered from its March lows: the S&P 500 appreciated 20.5% and every sector posted positive returns. The U.S. government’s fiscal and monetary stimulus, optimism regarding potential health care solutions, and some recovery in corporate earnings have all helped bolster investor confidence. Value stocksa continued their longer- term trend of lagging the overall market, with the Russell 1000 Value Index up 14.3%. In fact, over the last decade U.S. growth stocks have outperformed value stocks by an astounding cumulative 221 percentage points.b During this challenging period for value investors, the Fund has underperformed the broad-based S&P 500, but outperformed the Russell 1000 Value by 33 percentage points.c The valuation differential between value- and growth-oriented stocks has widened, and we believe there are ample opportunities for value- oriented investors like Dodge & Cox.
Amid the fall and rise of the market during the first six months of 2020, almost 70% of the S&P 500 is now comprised of businesses largely immune to the economic impact of the pandemic (we describe them as “COVID defensives”).d The vast majority of these companies are in the Information Technology, Consumer Staples, Utilities, and Health Care sectors. The other 30% of the S&P 500, which has been hit hard by the economic consequences of the pandemic (we call them “COVID cyclicals”), are mostly in the Financials, Energy, Industrials, Materials, Consumer Discretionary (ex-internet retail), and Real Estate sectors.
COVID defensives have substantially outperformed the COVID cyclicals. In the first half of 2020, Information Technology was the best-performing sector of the S&P 500, and Energy and Financials were the worst. This helps explain the resilience of the S&P 500 during a period of economic disruption. In contrast, COVID defensives account for approximately half of the Russell 1000 Value and only 37% of the Fund’s net assets.
Investment Strategy
As markets melted down during the first quarter of the year, our global industry and fixed income analysts worked closely together to stress test the Funds’ holdings, especially COVID-cyclical stocks in the Energy and Financials sectors. Such collaboration is a hallmark of our investment process and is especially important during periods of market stress, as it was during the 2008-09 global financial crisis and the last oil price downturn in 2015-16.
In Energy, for example, our team has analyzed each holding’s sources and uses of cash across a variety of oil price scenarios. We have focused on sources of liquidity, including further reductions in capital expenditures, dividend cuts, asset sales, and debt and equity issuance. We continue to have frequent discussions with management teams at many energy companies, as well as independent board members, service providers, and industry experts in order to gauge current operating conditions and downside risks.
We believe the Fund’s energy holdings have sufficient capital and liquidity to survive the current headwinds over our long-term investment horizon, although some holdings may face larger challenges than others. Current energy valuations—trading at 90-year lows—are depressed and provide an attractive starting point. We continue to find compelling long-term opportunities in selected upstream and oilfield services companies with solid assets, management teams that have deployed capital prudently through the cycle, and low-to-reasonable valuations. As a result, our U.S. Equity Investment Committee selectively added to the Fund’s energy holdings during the depths of the downturn in the first quarter and has maintained an overweight position in Energy: 9.3% of the Fund versus 2.8% of the S&P 500.
As a Value-Oriented Manager, We Are Finding Attractive Opportunities
In these volatile markets, our global industry analysts have been diligently reevaluating existing holdings and looking for new opportunities. We continue to have frequent discussions with management teams and industry experts to assess current operating conditions and evaluate downside risks. These discussions and our team’s analyses contributed to the U.S. Equity Investment Committee’s decisions to shift the portfolio based on COVID- impacted fundamentals and changed valuations.
During the first half of 2020, we trimmed and sold positions in higher valuation areas of the portfolio that had performed strongly through the turmoil; these were mostly COVID-defensive stocks. Major trims included Roche, Bristol-Myers, and Sanofi in Health Care, and Charter Communications and Microsoft in Technology, Media, and Telecommunication (TMT).e We redeployed those funds into COVID-cyclical companies whose stock prices have declined substantially in the crisis, particularly in the Financials and Energy sectors, as well as inexpensive companies within TMT. We recently added significantly to State Street and MetLife in Financials, Occidental Petroleum in Energy, and HP Inc. and Dell in Information Technology.
We also started seven new positions in the Fund. These can be divided into two principal groups: 1) high-quality businesses with valuations we had previously deemed to be too high, and 2) COVID- cyclical companies with stock prices that have declined sharply due to the pandemic.
PAGE 1 ■ Dodge & Cox Stock Fund

In the first category, we established positions in Facebook and Medtronic. We invest in companies based on our assessment of the value of their franchise and our estimate of the potential growth in future earnings and cash flow. When valuations come down and we are able to buy above-average growth at a discount, we see opportunity. Facebook (a social media conglomerate) has significant growth opportunities and a durable franchise that would be extremely difficult to replicate. The company has compounded revenue growth at more than 40% over the past five years, while still generating significant amounts of free cash flow. However, fears about advertising spending, political controversy, and possible regulatory changes caused its stock to trade at a below-market valuation. We concluded that this was an opportune time to initiate a position in the stock. Similarly, Medtronic is a leading medical device company with opportunities for innovation-led growth. However, concerns about the deferral of elective medical procedures provided a valuation opportunity in the first quarter.
In the COVID-cyclical category, we recently started positions in Lincoln National, LyondellBasell, and Williams Companies (highlighted below), among others. Lincoln National is a well- managed, well-capitalized life insurance company, and LyondellBasell is a commodity chemical producer with a strong balance sheet. Their share prices plummeted 71% and 63%, respectively, from the beginning of the year through their March lows. While both stocks have since rebounded significantly, we believe they remain attractive long-term opportunities.
Williams Companies
Williams—a leading U.S. midstream energy company—has a diversified portfolio of assets and operates large best-in-class natural gas pipelines, handling approximately 30% of all U.S. natural gas volumes. Demand for natural gas and oil has faced significant macroeconomic and structural headwinds. Following the recent global commodity slump, oversupply has led to substantial oil and natural gas price declines, which has weakened the financial profiles of Williams’ producer customers. One of Williams’ key customers (Chesapeake Energy) declared bankruptcy in June. This was a well- known risk that we had already incorporated into our risk-reward profile for the company, and we believe it is reflected in its current valuation of only six times cash flow.
Partnering with our fixed income credit analysts, our equity analysts assessed the durability of Williams’ core pipeline business, the likelihood of producer shut ins, and the degrees of protection in Williams’ long-term contracts with its clients. We have also conducted extensive due diligence through conversations with Williams’ management team, key customers, midstream peers/competitors, industry experts, and rating agencies.
Going forward, we believe the company has considerable sources of downside risk mitigation: high quality assets, a disciplined, shareholder-oriented management and board, a healthy liquidity position with an improving balance sheet, and solid cash flow to support its dividend payments. Williams’ well-positioned pipeline network should also benefit in a stabilization/recovery scenario where natural gas demand normalizes. We believe Williams is an attractive investment opportunity over our three- to five-year investment horizon.
In Closing
While the portfolio remains tilted toward Financials, Health Care, and Energy, the Fund remains broadly diversified with exposure to many different investment themes. We have strong conviction in our value- oriented, active investment approach, and we continue to believe this is an opportune time to invest in value stocks. We remain optimistic about the long-term outlook for the Fund, which trades at a significant discount to the overall market: 13.4 times forward earnings compared to 24.2 times for the S&P 500.
Market movements and valuation changes can occur swiftly and without warning, as evidenced by the strong rebound in Energy and Materials over the past quarter. These were two of the hardest hit areas of the market in the first quarter of 2020, and then they went on to be among the top performers in the second quarter. We have found that patience and persistence are essential to long-term investment success. We encourage our shareholders to take a similar view.
Our thoughts are with all the individuals and the families of those who have suffered from COVID-19, and we also express our gratitude to the dedicated health care workers and first responders battling on the front lines of this pandemic. We wish everyone the best during these challenging times.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
July 31, 2020
[a]	Value stocks are the lower valuation portion of the equity market, and growth stocks are the higher valuation portion.
[b]	The Russell 1000 Growth Index had a total return of 390.3% from June 30, 2010 through June 30, 2020 compared to 169.1% for the Russell 1000 Value Index.
[c]	The Dodge & Cox Stock Fund had a total return of 202.5% from June 30, 2010 through June 30, 2020 compared to 169.1% for the Russell 1000 Value Index.
[d]	Unless otherwise specified, all weightings and characteristics are as of June 30, 2020.
[e]	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
Dodge & Cox Stock Fund ■ PAGE 2

Year-To-Date Performance Review
The Fund underperformed the S&P 500 by 11.9 percentage points year to date.
Key Detractors from Relative Results
■ Strong performance by a few large technology and internet related companies not held in the Fund hurt relative returns, especially in the Information Technology (down 3% versus up 15%) and Consumer Discretionary (down 19% versus up 7%) sectors.
■ Within Information Technology, Hewlett Packard Enterprise lagged. The Fund’s underweight position in the sector (averaging 18% versus 25%) also had a negative impact.
■ In Financials, the Fund’s average overweight position (26% versus 11%) and lower returns (down 31% versus down 24%) detracted. Wells Fargo, Capital One Financial, and Charles Schwab were the biggest detractors.
■ Energy was the weakest sector of the Fund and the Index (down 47% versus down 35%). The Fund’s higher average weighting (9% versus 3%) and weaker returns from holdings hurt results. Occidental Petroleum, Apache, and Schlumberger performed poorly.
Key Contributors to Relative Results
■ The Fund’s average overweight position (21% versus 15%) and better returns in the Health Care sector (up 1% versus down 1%) aided results. Roche, AstraZeneca, and Alnylam Pharmaceuticals were particularly strong.
■  The Fund’s lack of holdings in the Utilities and Real Estate sectors contributed since these segments of the Index lagged (down 11% and down 9%, respectively).
■ Sprint was exceptionally strong as its merger with T-Mobile US was approved.
■ Microchip Technology, Dell Technologies, and Charter Communications also contributed.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Equity Investment Committee, which is the decision- making body for the Stock Fund, is an eight-member committee with an average tenure at Dodge & Cox of 23 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
PAGE 3 ■ Dodge & Cox Stock Fund

Growth of $10,000 Over 10 Years
For An Investment Made On June 30, 2010
Average Annual Total Return
For Periods Ended June 30, 2020
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	-6.18%	5.92%	11.71%	8.30%
S&P 500 Index	7.51	10.73	13.99	5.91
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
S&P 500® is a trademark of S&P Global Inc.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2020	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$850.30	$2.39
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.28	2.61
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Stock Fund ■ PAGE 4

Portfolio Information (unaudited) June 30, 2020
Sector Diversification (%)	% of Net Assets
Financials	25.5
Information Technology	19.8
Health Care	17.7
Communication Services	13.1
Energy	9.3
Industrials	8.8
Consumer Discretionary	2.9
Materials	1.3
Consumer Staples	0.9
PAGE 5 ■ Dodge & Cox Stock Fund

Portfolio of Investments (unaudited) June 30, 2020
Common Stocks: 99.3%
	Shares	Value
Communication Services: 13.1%
Media & Entertainment: 12.7%
Alphabet, Inc., Class A(a)	82,000	$116,280,100
Alphabet, Inc., Class C(a)	1,538,353	2,174,631,184
Charter Communications, Inc., Class A(a)	2,876,986	1,467,377,939
Comcast Corp., Class A	46,836,194	1,825,674,842
DISH Network Corp., Class A(a)	19,969,037	689,131,467
Facebook, Inc., Class A(a)	2,551,500	579,369,105
Fox Corp., Class A	19,327,175	518,354,834
Fox Corp., Class B	5,711,733	153,302,914
News Corp., Class A	9,277,190	110,027,473
		7,634,149,858
Telecommunication Services: 0.4%
T-Mobile U.S., Inc.(a)	2,228,337	232,081,299
T-Mobile U.S., Inc., Rights(a)	1,949,437	327,505
		232,408,804
		7,866,558,662
Consumer Discretionary: 2.9%
Automobiles & Components: 0.0%*
Aptiv PLC (Jersey/United States)	74,885	5,835,039
Consumer Durables & Apparel: 0.2%
Mattel, Inc.(a)(b)	13,376,005	129,345,969
Retailing: 2.7%
Booking Holdings, Inc.(a)	642,100	1,022,441,514
Qurate Retail, Inc., Series A(a)(b)	36,580,476	347,514,522
The Gap, Inc.(b)	18,757,300	236,717,126
		1,606,673,162
		1,741,854,170
Consumer Staples: 0.9%
Food, Beverage & Tobacco: 0.9%
Molson Coors Beverage Company, Class B(b)	14,943,925	513,473,263
Energy: 9.3%
Apache Corp.(b)	32,408,109	437,509,471
Baker Hughes Co., Class A(b)	53,919,454	829,820,397
Concho Resources, Inc.(b)	11,619,100	598,383,650
Halliburton Co.	32,210,712	418,095,042
Hess Corp.	12,078,982	625,812,057
National Oilwell Varco, Inc.	17,463,009	213,921,860
Occidental Petroleum Corp.(b)	75,283,126	1,377,681,206
Schlumberger, Ltd. (Curacao/United States)	35,505,145	652,939,617
The Williams Companies, Inc.	23,134,700	440,021,994
		5,594,185,294
Financials: 25.5%
Banks: 8.3%
Bank of America Corp.	82,088,100	1,949,592,375
JPMorgan Chase & Co.	7,778,600	731,655,116
Truist Financial Corp.	18,826,744	706,944,237
Wells Fargo & Co.	62,942,441	1,611,326,490
		4,999,518,218
Diversified Financials: 13.7%
American Express Co.	10,327,300	983,158,960
Bank of New York Mellon Corp.	32,481,224	1,255,399,307
Capital One Financial Corp.(b)	28,589,113	1,789,392,583
Charles Schwab Corp.	58,378,514	1,969,691,062

	Shares	Value
Goldman Sachs Group, Inc.	7,414,100	$1,465,174,442
State Street Corp.	12,000,000	762,600,000
		8,225,416,354
Insurance: 3.5%
Aegon NV, NY Shs (Netherlands)	78,340,602	230,321,370
Brighthouse Financial, Inc.(a)(b)	6,659,763	185,274,607
Lincoln National Corp.	3,408,180	125,386,942
MetLife, Inc.	41,898,800	1,530,144,176
		2,071,127,095
		15,296,061,667
Health Care: 17.7%
Health Care Equipment & Services: 6.1%
Cigna Corp.	8,714,772	1,635,326,966
CVS Health Corp.	8,979,200	583,378,624
Medtronic PLC (Ireland/United States)	3,140,000	287,938,000
UnitedHealth Group, Inc.	3,885,760	1,146,104,912
		3,652,748,502
Pharmaceuticals, Biotechnology & Life Sciences: 11.6%
Alnylam Pharmaceuticals, Inc.(a)	2,735,261	405,119,507
AstraZeneca PLC ADR (United Kingdom)	11,336,535	599,589,336
BioMarin Pharmaceutical, Inc.(a)	2,326,325	286,928,926
Bristol-Myers Squibb Co.	16,694,039	981,609,493
Gilead Sciences, Inc.	7,868,812	605,426,395
GlaxoSmithKline PLC ADR (United Kingdom)	26,084,900	1,064,003,071
Incyte Corp.(a)	2,188,100	227,496,757
Novartis AG ADR (Switzerland)	12,192,700	1,064,910,418
Roche Holding AG ADR (Switzerland)	10,691,499	463,797,227
Sanofi ADR (France)	24,672,828	1,259,547,869
		6,958,428,999
		10,611,177,501
Industrials: 8.8%
Capital Goods: 5.1%
Carrier Global Corp.	21,178,879	470,594,691
Johnson Controls International PLC(b) (Ireland/United States)	43,729,917	1,492,939,366
Otis Worldwide Corp.	5,724,850	325,514,971
Raytheon Technologies Corp.	11,875,200	731,749,824
		3,020,798,852
Transportation: 3.7%
FedEx Corp.(b)	15,821,499	2,218,490,590
		5,239,289,442
Information Technology: 19.8%
Semiconductors & Semiconductor Equipment: 2.6%
Microchip Technology, Inc.(b)	14,895,533	1,568,648,580
Software & Services: 6.1%
Cognizant Technology Solutions Corp., Class A	14,295,777	812,286,049
Micro Focus International PLC ADR(b) (United Kingdom)	22,761,228	124,731,530
Microsoft Corp.	10,329,600	2,102,176,896
VMware, Inc., Class A(a)	3,812,400	590,388,264
		3,629,582,739
Technology, Hardware & Equipment: 11.1%
Cisco Systems, Inc.	17,129,187	798,905,281
Dell Technologies, Inc., Class C(a)	21,070,417	1,157,608,710
Hewlett Packard Enterprise Co.(b)	94,728,445	921,707,770
HP Inc.(b)	111,203,537	1,938,277,650
See accompanying Notes to Financial StatementsDodge & Cox Stock Fund ■  PAGE 6

Portfolio of Investments (unaudited) June 30, 2020
Common Stocks (continued)
	Shares	Value
Juniper Networks, Inc.(b)	29,262,665	$668,944,522
TE Connectivity, Ltd. (Switzerland)	14,347,775	1,170,061,051
		6,655,504,984
		11,853,736,303
Materials: 1.3%
Celanese Corp.(b)	6,229,598	537,863,491
LyondellBasell Industries NV, Class A (Netherlands)	3,477,663	228,552,013
		766,415,504
Total Common Stocks (Cost $51,515,783,021)		$59,482,751,806
Short-Term Investments: 0.6%
	Par Value/ Shares	Value
Repurchase Agreements: 0.2%
Fixed Income Clearing Corporation(c) 0.000%, dated 6/30/20, due 7/1/20, maturity value $119,779,000	$119,779,000	$119,779,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund	236,112,666	236,112,666
Total Short-Term Investments (Cost $355,891,666)		$355,891,666
Total Investments In Securities (Cost $51,871,674,687)	99.9%	$59,838,643,472
Other Assets Less Liabilities	0.1%	81,472,216
Net Assets	100.0%	$59,920,115,688
(a)	Non-income producing
(b)	See Note 10 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.75%, 7/15/22. Total collateral value is $122,172,634.
*	Rounds to 0.0%.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt
PAGE 7 ■  Dodge & Cox Stock FundSee accompanying Notes to Financial Statements

Statement of Assets and Liabilities (unaudited)
June 30, 2020
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $32,374,055,912)	$44,051,273,148
Affiliated issuers (cost $19,497,618,775)	15,787,370,324
59,838,643,472
Receivable for investments sold	36,072,576
Receivable for Fund shares sold	59,321,528
Dividends and interest receivable	101,462,716
Prepaid expenses and other assets	123,288
60,035,623,580
Liabilities:
Payable for investments purchased	40,946,865
Payable for Fund shares redeemed	46,917,331
Management fees payable	25,223,445
Accrued expenses	2,420,251
115,507,892
Net Assets	$59,920,115,688
Net Assets Consist of:
Paid in capital	$48,765,308,259
Distributable earnings	11,154,807,429
$59,920,115,688
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	372,877,596
Net asset value per share	$160.70
Statement of Operations (unaudited)
Six Months Ended June 30, 2020
Investment Income:
Dividends (net of foreign taxes of $22,389,366)
Unaffiliated issuers	$585,221,046
Affiliated issuers	240,923,839
Interest	2,008,979
828,153,864
Expenses:
Management fees	156,004,220
Custody and fund accounting fees	323,953
Transfer agent fees	2,484,159
Professional services	222,924
Shareholder reports	918,095
Registration fees	210,992
Trustees fees	200,833
Miscellaneous	1,623,270
161,988,446
Net Investment Income	666,165,418
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (Note 6)	3,270,960,522
Investments in securities of affiliated issuers (Note 6)	(11,471,815)
Futures contracts	(31,238,139)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers	(9,971,430,653)
Investments in securities of affiliated issuers	(5,092,776,195)
Futures contracts	(9,379,333)
Net realized and unrealized loss	(11,845,335,613)
Net Change in Net Assets From Operations	$(11,179,170,195)
Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019
Operations:
Net investment income	$666,165,418	$1,353,427,908
Net realized gain (loss)	3,228,250,568	4,924,392,581
Net change in unrealized appreciation/depreciation	(15,073,586,181)	9,122,997,938
	(11,179,170,195)	15,400,818,427
Distributions to Shareholders:
Total distributions	(1,351,359,783)	(7,585,191,926)
Fund Share Transactions:
Proceeds from sale of shares	5,433,853,183	7,953,276,880
Reinvestment of distributions	1,273,872,429	7,158,101,543
Cost of shares redeemed	(8,842,447,534)	(11,346,329,483)
Net change from Fund share transactions	(2,134,721,922)	3,765,048,940
Total change in net assets	(14,665,251,900)	11,580,675,441
Net Assets:
Beginning of period	74,585,367,588	63,004,692,147
End of period	$59,920,115,688	$74,585,367,588
Share Information:
Shares sold	34,436,801	42,512,625
Distributions reinvested	8,874,348	38,025,346
Shares redeemed	(55,373,139)	(60,186,093)
Net change in shares outstanding	(12,061,990)	20,351,878
See accompanying Notes to Financial StatementsDodge & Cox Stock Fund ■  PAGE 8

Notes to Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Stock Fund (the "Fund") is one of the series constituting the Dodge & Cox Funds (the "Trust" or the "Funds"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management invest company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund's Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuas that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of infor may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions  Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/ corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Statement of Assets and Liabilities.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counter on a specified future date at the same price, plus a speci interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
PAGE 9 ■ Dodge & Cox Stock Fund

Notes to Financial Statements (unaudited)
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2020:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$7,866,558,662	$—
Consumer Discretionary	1,741,854,170	—
Consumer Staples	513,473,263	—
Energy	5,594,185,294	—
Financials	15,296,061,667	—
Health Care	10,611,177,501	—
Industrials	5,239,289,442	—
Information Technology	11,853,736,303	—
Materials	766,415,504	—
Short-Term Investments
Repurchase Agreements	—	119,779,000
Money Market Fund	236,112,666	—
Total Securities	$59,718,864,472	$119,779,000
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange- traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or pay to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund did not have open futures contracts at June 30, 2020.
Additional derivative information The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
Equity Derivatives
Net realized gain (loss)
Futures contracts	$(31,238,139)
Net change in unrealized appreciation/depreciation
Futures contracts	$(9,379,333)
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2020.
Derivative		% of Net Assets
Futures contracts	USD notional value	0-2%
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may dif
Dodge & Cox Stock Fund ■ PAGE 10

Notes to Financial Statements (unaudited)
fer from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of redemptions in-kind, wash sales, net short-term realized gain (loss), derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2020	Year Ended December 31, 2019
Ordinary income	$689,236,728	$1,484,439,010
	($1.839 per share)	($4.010 per share)
Long-term capital gain	$662,123,055	$6,100,752,916
	($1.755 per share)	($16.669 per share)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2019, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$27,664,921
Undistributed long-term capital gain	$661,965,527
At June 30, 2020, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$51,905,015,338
Unrealized appreciation	16,596,032,682
Unrealized depreciation	(8,662,404,548)
Net unrealized appreciation	7,933,628,134
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Redemptions In-Kind
During the six months ended June 30, 2020, the Fund distributed securities and cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund realized a net gain of $150,696,328 attributable to the redemption in-kind: $118,908,775 from unaffiliated issuers and $31,787,553 from affiliated issuers. For tax purposes, no capital gain on the redemption in-kind was recognized.
Note 7: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2020, the Fund’s commitment fee amounted to $167,380 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrow on the Line of Credit during the period.
Note 8: Purchases and Sales of Investments
For the six months ended June 30, 2020, purchases and sales of securities, other than short-term securities, aggregated $8,703,397,114 and $10,754,475,343, respectively.
Note 9: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2020, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.
Note 10: Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2020. Further detail on these holdings and related activity during the period appear below.
PAGE 11 ■ Dodge & Cox Stock Fund

Notes to Financial Statements (unaudited)
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 26.4%
Consumer Discretionary 1.0%
Mattel, Inc.(a)	$313,659,533	$—	$(137,904,686)	$(14,403,477)	$(32,005,401)	$—(b)	$—
Qurate Retail, Inc., Series A(a)	309,578,902	—	(1,159,730)	836,731	38,258,619	347,514,522	—
The Gap, Inc.	332,925,008	—	(1,266,624)	133,634	(95,074,892)	236,717,126	4,548,645
						584,231,648
Consumer Staples 0.9%
Molson Coors Beverage Company, Class B	612,192,157	178,942,663	—	—	(277,661,557)	513,473,263	8,005,037
Energy 5.4%
Apache Corp.	832,565,762	—	(3,213,112)	61,617	(391,904,796)	437,509,471	8,912,230
Baker Hughes Co., Class A	1,207,198,528	84,313,651	(18,307,456)	(28,383,927)	(415,000,399)	829,820,397	18,294,669
Concho Resources, Inc.	593,330,535	268,652,746	(82,833,069)	(68,389,954)	(112,376,608)	598,383,650	3,923,640
Occidental Petroleum Corp.	2,167,148,431	399,621,786	(8,720,384)	(203,782)	(1,180,164,845)	1,377,681,206	47,956,142
						3,243,394,724
Financials 3.3%
Brighthouse Financial, Inc.(a)	262,282,482	—	(1,019,720)	47,735	(76,035,890)	185,274,607	—
Capital One Financial Corp.	2,520,215,783	199,637,300	(9,884,394)	7,653,446	(928,229,552)	1,789,392,583	21,033,290
						1,974,667,190
Industrials 6.2%
FedEx Corp.	2,314,435,230	66,884,141	(9,243,960)	6,977,746	(160,562,567)	2,218,490,590	20,194,199
Johnson Controls International PLC	1,685,032,373	62,109,890	(6,673,680)	3,454,397	(250,983,614)	1,492,939,366	22,089,557
						3,711,429,956
Information Technology 8.7%
Hewlett Packard Enterprise Co.	1,216,894,106	187,022,526	(4,831,596)	3,477,111	(480,854,377)	921,707,770	20,366,063
HP Inc.	1,525,699,363	718,139,369	(6,010,389)	4,143,238	(303,693,931)	1,938,277,650	34,548,005
Juniper Networks, Inc.	735,921,371	—	(14,227,987)	(2,394,638)	(50,354,224)	668,944,522	11,805,066
Micro Focus International PLC ADR	320,588,699	—	(1,314,530)	138,559	(194,681,198)	124,731,530	—
Microchip Technology, Inc.	1,594,585,368	199,765,578	(325,192,093)	37,686,311	61,803,416	1,568,648,580	12,080,594
						5,222,310,052
Materials 0.9%
Celanese Corp.	757,630,986	47,354,255	(61,560,809)	37,693,438	(243,254,379)	537,863,491	7,166,702
				$(11,471,815)	$(5,092,776,195)	$15,787,370,324	$240,923,839
(a)	Non-income producing
(b)	Company was not an affiliate at period end
Dodge & Cox Stock Fund ■ PAGE 12

Financial Highlights (unaudited)
Selected Data and Ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of period	$193.76	$172.81	$203.61	$184.30	$162.77	$180.94
Income from investment operations:
Net investment income	1.78	3.65	2.90	3.09	3.05	2.42
Net realized and unrealized gain (loss)	(31.25)	37.98	(16.96)	30.03	30.56	(10.55)
Total from investment operations	(29.47)	41.63	(14.06)	33.12	33.61	(8.13)
Distributions to shareholders from:
Net investment income	(1.79)	(3.65)	(2.90)	(3.11)	(3.03)	(2.46)
Net realized gain	(1.80)	(17.03)	(13.84)	(10.70)	(9.05)	(7.58)
Total distributions	(3.59)	(20.68)	(16.74)	(13.81)	(12.08)	(10.04)
Net asset value, end of period	$160.70	$193.76	$172.81	$203.61	$184.30	$162.77
Total return	(14.97)%	24.80%	(7.08)%	18.32%	21.27%	(4.47)%
Ratios/supplemental data:
Net assets, end of period (millions)	$59,920	$74,585	$63,005	$70,901	$61,600	$54,845
Ratio of expenses to average net assets	(a)0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	(a)2.14%	1.93%	1.41%	1.58%	1.83%	1.36%
Portfolio turnover rate	14%	17%	20%	13%	16%	15%
(a)	Annualized
See accompanying Notes to Financial Statements
PAGE 13 ■ Dodge & Cox Stock Fund

Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Stock Fund ■ PAGE 14

Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc. P.O. Box 219502 Kansas City, Missouri 64121-9502 (800) 621-3979
Investment Manager
Dodge & Cox 555 California Street, 40th Floor San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus. This report reflects our views, opinions, and portfolio holdings as of June 30, 2020, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2020

Semi-Annual Report
June 30, 2020
Global Stock Fund
ESTABLISHED 2008
TICKER: DODWX
Important Notice:
Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.
If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.
06/20 GSF SAR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox Global Stock Fund had a total return of –17.0% for the first six months ended June 30, 2020, compared to a return of –5.8% for the MSCI World Index.
Market Commentary
In the first quarter of 2020, the coronavirus (COVID-19) pandemic evolved into a global threat that disrupted major economies and greatly increased volatility in the financial markets. After declining sharply in the first quarter, the MSCI World rebounded strongly in the second quarter, with every sector and region posting positive returns. Not surprisingly, some of the hardest hit sectors in the first quarter—traditional value sectors such as Energy, Materials, and Industrials—were among the better-performing sectors in the second quarter. Meanwhile, Information Technology, a longtime leader that has helped fuel the “growth” side of the market, regained its position as the best-performing sector of the MSCI World. Market sentiment benefited from massive government fiscal and monetary stimulus programs, as well as optimism around potential health care solutions, even before earnings recovery materialized.
Over the last decade, the MSCI World Value Indexa has underperformed the MSCI World Growth Index by an astounding 142 percentage points cumulatively.b During this challenging period for value investors, the Fund has underperformed the broad-based MSCI World, but outperformed the MSCI World Value Index by 31 percentage points and MSCI ACWI Value Index by 44 percentage points.c
The valuation gap between value- and growth-oriented stocks is almost four standard deviations wide, nearly a record spread: the MSCI World Value trades at 15.1 times forward earnings compared to 29.4 times for the MSCI World Growth.d This valuation disparity has created ample investment opportunities for value-oriented investors like Dodge & Cox.
Investment Strategy
We Are Finding Attractive Opportunities in Volatile Markets
Amid the extreme market volatility caused by COVID-19, our team of global industry analysts continues to review existing portfolio holdings and present many new opportunities. In addition, they are working closely with our fixed income analysts to stress test COVID-impacted stocks, especially in the Energy and Financials sectors. Such collaboration is a hallmark of our investment process and is important during periods of market dislocations, as it was during the 2008-09 global financial crisis and the last oil price downturn in 2015-16. This analysis has helped the Global Equity Investment Committee shift the portfolio based on COVID-impacted fundamentals and valuations.
In Energy, for example, our team has analyzed each holding’s sources and uses of cash across a variety of oil price scenarios. We have focused on sources of liquidity, including further reductions in capital expenditures, dividend cuts, asset sales, and debt and equity issuance. We continue to have frequent discussions with management teams at many energy companies, as well as independent board members, service providers, and industry experts in order to gauge current operating conditions and downside risks. As a result, our Global Equity Investment Committee selectively added to the Fund’s energy holdings during the depths of the downturn in the first quarter, which contributed to outperformance in the second quarter.
In Financials, banks entered this crisis in a stronger position than prior to the global financial crisis, when problems in the financial system impacted the broader economy. This time around, we think banks are well positioned to help serve as part of the solution to the economic impact of the pandemic. Nonetheless, we have stress tested the Fund’s financials holdings at extreme conditions, including negative benchmark yields, significant credit losses, and volatile capital markets. While we have yet to see a rebound in performance, stress testing, along with the insights gained from the continued efforts of our financials team, suggests valuations and performance should eventually recover as the strength of these institutions is recognized.
During the first half of 2020, we trimmed higher valuation areas of the portfolio that had performed strongly (e.g., Health Care, more expensive technology-related companies), while leaning further into value opportunities in the market such as Materials, Financials, and lower valuation Technology, Media, & Telecommunication Services. We added to existing holdings, including Banco Santander, Comcast, Dell Technologies, HP Inc., Itau Unibanco, and Suncor Energy.e We also started seven new positions in the Fund:
■ Facebook (Communication Services): a social media conglomerate with an estimated three billion users across all platforms.
■ Glencore (Materials): a leading integrated producer and marketer of mineral, energy, and agricultural products.
■ LyondellBasell (Materials): one of the world’s largest commodity chemical companies.
■ MetLife (Financials): one of the largest global providers of insurance, annuities, and employee benefit programs with 90 million customers in over 60 countries.
■ Nutrien (Materials): the largest agricultural fertilizer producer in the world.
■ Prudential plc (Financials): a UK-based insurance company with a strong franchise in growth markets within Asia.
■ VMware (Information Technology): one of the largest infrastructure software companies globally.
These new holdings can be divided into two principal groups: 1) high-quality businesses with valuations we had previously deemed to be too high, and 2) companies with stock prices that have declined sharply due to the pandemic.
In the first category, we established a position in Facebook, for example. We invest in companies based on our assessment of the value of their franchise and our estimate of the potential growth in future earnings and cash flow. When valuations come down and we are able to buy above-average growth at a discount, we see opportunity. Facebook has significant growth opportunities and a durable franchise that would be extremely difficult to replicate. The company has compounded revenue growth at more than 40% over the past five years, while still generating significant amounts of free cash flow. However, fears about advertising spending, political controversy, and possible regulatory changes caused its stock to trade at a below-
PAGE 1 ■ Dodge & Cox Global Stock Fund

market valuation. We concluded that this was an opportune time to initiate a position in the stock (a 1.1% position in the Fund on June 30).
In the “pandemic victim” category, we took advantage of price dislocations to start a position in Nutrien, for example. The company’s share price declined 29% in the first quarter despite its strong financial position. Since agriculture is considered an essential business, all of Nutrien’s facilities continued to run on normal operating schedules through the spring planting season with sustained farmer demand. Commodity fertilizer prices have weakened somewhat; however, the company believes little supply is coming over the next three to four years and fertilizer prices should rise. We believe Nutrien (a 0.9% position in the Fund) is an attractive long-term investment opportunity.
The Fund Is Positioned in Areas of Opportunity with Various Investment Themes
While the portfolio remains tilted toward Financials, Energy, Communication Services, and Health Care, the Fund is broadly diversified with exposure to many different investment drivers. To help illustrate the point, below we divide the Fund’s portfolio into three groups to compare their exposures to that of the benchmark.
The first group is composed of sectors where we have found the largest number of attractive investment opportunities, and where the Fund is overweight relative to the MSCI World (55% of the Fund’s net assets versus 28% of the MSCI World). Unsurprisingly, it includes deeper-value portions of the market such as U.S. Financials (valuations continue to be depressed while company fundamentals remain healthy), European and UK Financials (fundamentals have improved, but perceptions have not), and Energy (at extremely low valuations by historical standards). These were the worst-performing sectors of the market during the first quarter. However, this group also includes companies with strong long-term growth prospects such as Chinese and U.S. internet holdings with reasonable valuations, dominant positions, and long-term secular growth opportunities.
The second group includes market sectors where we have found a reasonable number of attractive opportunities, comprising 29% of the Fund’s exposure, a similar level to the MSCI World’s exposure. Examples include Health Care, which is defensive in nature, but also Materials, which is economically sensitive. Within Materials, the Fund holds investments in market-leading companies in an array of different areas, from low-cost producers of copper (Glencore) to building materials (Cemex and LafargeHolcim) to chemicals with strong returns on capital and/or attractive earnings growth (Celanese, Linde, and LyondellBasell) and crop nutrients (Nutrien).
The third group includes market sectors where we have found fewer opportunities, including industries often viewed as bond proxies, such as Consumer Staples and Utilities. Many of the companies in these industries trade at higher valuations relative to their history in this period of ultra-low interest rates and economic uncertainty. As a result, the Fund is underweight this group (16% of the Fund versus 43% of the MSCI World).
In Closing
As a value-oriented, active manager, we continue to believe now is an opportune time to be invested in value stocks. Overall, we remain optimistic about the long-term outlook for the Fund, which trades at a significant discount to the overall market: 13.1 times forward earnings compared to 20.2 times for the MSCI World.
Markets and valuations can change swiftly and without warning, so we believe it is important to maintain a long-term outlook, especially in the midst of volatility and uncertainty. We have found that patience and persistence are essential to long-term investment success. We encourage our shareholders to take a similar view.
Our thoughts are with all the individuals and the families of those who have suffered from COVID-19, and we also express our gratitude to the dedicated health care workers and first responders battling on the front lines of this pandemic. We wish everyone the best during these challenging times.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
July 31, 2020
[a]	Value stocks are the lower valuation portion of the equity market, and growth stocks are the higher valuation portion.
[b]	The MSCI World Growth Index had a total return of 236.0% from June 30, 2010 through June 30, 2020 compared to 94.4% for the MSCI World Value Index.
[c]	The Dodge & Cox Global Stock Fund had a total return of 125.5% from June 30, 2010 through June 30, 2020 compared to 94.4% for the MSCI World Value Index and 81.6% for the MSCI ACWI Value Index.
[d]	Unless otherwise specified, all weightings and characteristics are as of June 30, 2020.
[e]	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
Dodge & Cox Global Stock Fund ■ PAGE 2

Year-To-Date Performance Review
The Fund underperformed the MSCI World by 11.2 percentage points year to date.
Key Detractors from Relative Results
■ The Fund’s average overweight position in the Financials sector (29% versus 14% for the MSCI World sec), combined with stock selection (down 35% compared to down 23%), hurt results. ICICI Bank, Societe Generale, UniCredit, and Banco Santander lagged.
■ In the Information Technology sector, the Fund’s holdings (down 4% compared to up 14% for the MSCI World sector) and average underweight position (12% versus 19%) detracted from results.
■ Occidental Petroleum and Grupo Televisa also detracted from results.
Key Contributors to Relative Results
■ Stock selection in the Industrials sector (down 9% compared to down 13%) as well as the Fund’s average underweight position (7% versus 10%) helped results.
■ The Fund’s average underweight position in the Real Estate sector (<1% versus 3%) contributed to results.
■ Additional contributors included JD.com, Sprint, Dell Technologies, Microchip Technology, Roche, Prosus, Naspers,
and Charter Communications.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Equity Investment Committee, which is the decision- making body for the Global Stock Fund, is a seven- member committee with an average tenure at Dodge & Cox of 26 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary pro for specific details regarding the Fund's risk profile.
PAGE 3 ■ Dodge & Cox Global Stock Fund

Growth of $10,000 Over 10 Years
For An Investment Made On June 30, 2010
Average Annual Total Return
For Periods Ended June 30, 2020
	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Global Stock Fund	-8.41%	-0.54%	2.83%	8.47%
MSCI World Index	2.84	6.70	6.90	9.95
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI World is a service mark of MSCI Barra.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2020	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$830.00	$2.82
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.78	3.12
*	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Global Stock Fund ■ PAGE 4

Portfolio Information (unaudited) June 30, 2020
Sector Diversification (%)(a)	% of Net Assets
Financials	27.5
Health Care	15.2
Information Technology	12.9
Communication Services	12.3
Consumer Discretionary	8.6
Industrials	7.4
Energy	7.3
Materials	6.1
Consumer Staples	0.6
Real Estate	0.4
Region Diversification (%)(a)	% of Net Assets
United States	47.9
Europe (excluding United Kingdom)	22.5
United Kingdom	9.4
Asia Pacific (excluding Japan)	8.2
Japan	3.6
Latin America	2.8
Canada	2.4
Africa	1.4
(a)
Excludes the Fund’s exposure through total return swaps. As of period end, the Fund held long total return swaps referencing Naspers, Ltd. and Prosus NV with notional exposure of
0.6% and 0.4%, respectively. In addition, to manage Naspers, Ltd.’s and Prosus NV’s exposure to Tencent Holdings, Ltd., the Fund held short total return swaps referencing
Tencent Holdings, Ltd. with notional exposure of –1.3%.

PAGE 5 ■ Dodge & Cox Global Stock Fund

Consolidated Portfolio of Investments (unaudited) June 30, 2020
Common Stocks: 95.6%
	Shares	Value
Communication Services: 12.3%
Media & Entertainment: 11.3%
Alphabet, Inc., Class C(a) (United States)	154,399	$218,259,971
Baidu, Inc. ADR(a) (Cayman Islands/China)	780,300	93,550,167
Charter Communications, Inc., Class A(a) (United States)	400,797	204,422,502
Comcast Corp., Class A (United States)	5,539,200	215,918,016
DISH Network Corp., Class A(a) (United States)	1,400,800	48,341,608
Facebook, Inc., Class A(a) (United States)	394,000	89,465,580
Grupo Televisa SAB ADR(a) (Mexico)	12,141,400	63,620,936
MultiChoice Group, Ltd.(a) (South Africa)	832,403	5,096,458
Television Broadcasts, Ltd. (Hong Kong)	2,509,500	2,913,857
		941,589,095
Telecommunication Services: 1.0%
Liberty Global PLC, Class C(a) (United Kingdom)	2,024,900	43,555,599
Millicom International Cellular SA SDR (Luxembourg)	1,372,984	35,873,012
		79,428,611
		1,021,017,706
Consumer Discretionary: 8.6%
Automobiles & Components: 1.8%
Bayerische Motoren Werke AG (Germany)	894,300	56,975,070
Honda Motor Co., Ltd. (Japan)	3,741,300	95,649,168
		152,624,238
Consumer Durables & Apparel: 0.2%
Mattel, Inc.(a) (United States)	1,155,967	11,178,201
Retailing: 6.6%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	446,700	96,353,190
Booking Holdings, Inc.(a) (United States)	74,500	118,629,330
JD.com, Inc. ADR(a) (Cayman Islands/China)	1,683,346	101,303,762
Naspers, Ltd., Class N (South Africa)	624,953	114,010,354
Prosus NV(a) (Netherlands)	787,053	73,046,602
Qurate Retail, Inc., Series A(a) (United States)	5,081,572	48,274,934
		551,618,172
		715,420,611
Consumer Staples: 0.6%
Food & Staples Retailing: 0.6%
Magnit PJSC (Russia)	946,100	53,529,769
Energy: 7.3%
Apache Corp. (United States)	4,567,082	61,655,607
Baker Hughes Co., Class A (United States)	4,207,127	64,747,684
Hess Corp. (United States)	1,340,032	69,427,058
Occidental Petroleum Corp. (United States)	8,241,963	150,827,923
Ovintiv, Inc. (United States)	6,282,238	59,995,373

	Shares	Value
Schlumberger, Ltd. (Curacao/United States)	4,089,600	$75,207,744
Suncor Energy, Inc. (Canada)	7,619,400	128,463,084
		610,324,473
Financials: 25.9%
Banks: 14.1%
Axis Bank, Ltd. (India)	17,585,500	96,026,945
Banco Santander SA (Spain)	63,986,124	156,030,643
Bank of America Corp. (United States)	3,217,900	76,425,125
Barclays PLC (United Kingdom)	70,985,900	100,428,745
BNP Paribas SA (France)	4,568,400	181,105,472
ICICI Bank, Ltd. (India)	28,896,936	134,160,364
Kasikornbank PCL, Foreign (Thailand)	8,417,800	25,373,000
Mitsubishi UFJ Financial Group, Inc. (Japan)	16,818,300	65,779,316
Societe Generale SA (France)	4,928,585	81,996,235
Standard Chartered PLC (United Kingdom)	13,030,177	70,940,604
UniCredit SPA (Italy)	8,069,980	74,087,143
Wells Fargo & Co. (United States)	4,337,173	111,031,629
		1,173,385,221
Diversified Financials: 8.9%
Bank of New York Mellon Corp. (United States)	1,981,100	76,569,515
Capital One Financial Corp. (United States)	2,269,100	142,022,969
Charles Schwab Corp. (United States)	4,025,800	135,830,492
Credit Suisse Group AG (Switzerland)	15,283,799	157,702,947
Goldman Sachs Group, Inc. (United States)	264,700	52,310,014
UBS Group AG (Switzerland)	15,708,800	180,471,306
		744,907,243
Insurance: 2.9%
Aegon NV (Netherlands)	12,085,507	35,946,398
Aviva PLC (United Kingdom)	28,795,220	97,446,764
MetLife, Inc. (United States)	1,594,000	58,212,880
Prudential PLC (United Kingdom)	3,098,500	46,662,376
		238,268,418
		2,156,560,882
Health Care: 15.2%
Health Care Equipment & Services: 3.7%
Cigna Corp. (United States)	622,238	116,762,961
CVS Health Corp. (United States)	1,249,700	81,193,009
UnitedHealth Group, Inc. (United States)	359,500	106,034,525
		303,990,495
Pharmaceuticals, Biotechnology & Life Sciences: 11.5%
Alnylam Pharmaceuticals, Inc.(a) (United States)	322,500	47,765,475
AstraZeneca PLC (United Kingdom)	921,300	96,042,464
Bayer AG (Germany)	971,420	71,301,793
Bristol-Myers Squibb Co. (United States)	1,223,900	71,965,320
GlaxoSmithKline PLC (United Kingdom)	8,034,300	162,790,522
Incyte Corp.(a) (United States)	272,300	28,311,031
Novartis AG (Switzerland)	1,890,300	164,249,417
Roche Holding AG (Switzerland)	251,400	87,042,612
Sanofi (France)	2,236,262	227,515,084
		956,983,718
		1,260,974,213
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ■  PAGE 6

Consolidated Portfolio of Investments (unaudited) June 30, 2020
Common Stocks (continued)
	Shares	Value
Industrials: 7.4%
Capital Goods: 4.5%
Carrier Global Corp. (United States)	2,279,900	$50,659,378
Johnson Controls International PLC (Ireland/United States)	2,866,903	97,876,068
Mitsubishi Electric Corp. (Japan)	10,490,500	136,222,689
Otis Worldwide Corp. (United States)	489,350	27,824,441
Raytheon Technologies Corp. (United States)	965,700	59,506,434
		372,089,010
Transportation: 2.9%
FedEx Corp. (United States)	1,709,100	239,650,002
		611,739,012
Information Technology: 11.8%
Semiconductors & Semiconductor Equipment: 1.7%
Microchip Technology, Inc. (United States)	1,369,300	144,200,983
Software & Services: 3.3%
Cognizant Technology Solutions Corp., Class A (United States)	1,038,500	59,007,570
Micro Focus International PLC (United Kingdom)	3,002,699	16,049,338
Microsoft Corp. (United States)	739,400	150,475,294
VMware, Inc., Class A(a) (United States)	337,000	52,187,820
		277,720,022
Technology, Hardware & Equipment: 6.8%
Dell Technologies, Inc., Class C(a) (United States)	2,827,943	155,367,188
Hewlett Packard Enterprise Co. (United States)	6,033,298	58,703,990
HP Inc. (United States)	8,666,200	151,051,866
Juniper Networks, Inc. (United States)	2,782,168	63,600,360
Samsung Electronics Co., Ltd. (South Korea)	134,600	5,966,701
TE Connectivity, Ltd. (Switzerland)	1,553,715	126,705,458
		561,395,563
		983,316,568
Materials: 6.1%
Celanese Corp. (United States)	811,700	70,082,178
Cemex SAB de CV ADR (Mexico)	14,039,917	40,434,961
Glencore PLC (Jersey/United Kingdom)	71,851,300	152,084,066
LafargeHolcim, Ltd. (Switzerland)	1,667,562	72,935,881
Linde PLC (Ireland/United States)	331,461	69,768,408
LyondellBasell Industries NV, Class A (Netherlands)	497,630	32,704,243
Nutrien, Ltd. (Canada)	2,292,700	73,595,670
		511,605,407
Real Estate: 0.4%
Hang Lung Group, Ltd. (Hong Kong)	14,717,900	34,241,526
Total Common Stocks (Cost $8,113,914,949)		$7,958,730,167
Preferred Stocks: 2.7%
	Shares	Value
Financials: 1.6%
Banks: 1.6%
Itau Unibanco Holding SA, Pfd (Brazil)	28,380,793	$132,820,504
Information Technology: 1.1%
Technology, Hardware & Equipment: 1.1%
Samsung Electronics Co., Ltd., Pfd (South Korea)	2,301,600	89,882,523
Total Preferred Stocks (Cost $161,902,073)		$222,703,027
Short-Term Investments: 1.1%
	Par Value/ Shares	Value
Repurchase Agreements: 0.7%
Fixed Income Clearing Corporation(b) 0.000%, dated 6/30/20, due 7/1/20, maturity value $57,013,000	$57,013,000	$57,013,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund	33,069,396	$33,069,396
Total Short-Term Investments (Cost $90,082,396)		$90,082,396
Total Investments In Securities (Cost $8,365,899,418)	99.4%	$8,271,515,590
Other Assets Less Liabilities	0.6%	52,902,559
Net Assets	100.0%	$8,324,418,149
(a)	Non-income producing
(b)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.75%, 7/15/22. Total collateral value is $58,152,381.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt
SDR: Swedish Depository Receipt
PAGE 7 ■  Dodge & Cox Global Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited) June 30, 2020
Equity Total Return Swaps
Fund Receives	Fund Pays	Counterparty	Maturity Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Total Return on Naspers, Ltd.	2.898%	JPMorgan	9/30/20	$51,783,169	$3,150,532
Total Return on Prosus NV	2.898%	JPMorgan	9/30/20	26,335,156	2,607,756
Total Return on Prosus NV	1.164%	JPMorgan	5/4/21	2,570,020	661,476
Total Return on Prosus NV	1.131%	JPMorgan	5/4/21	2,570,021	666,062
Total Return on Prosus NV	1.132%	JPMorgan	5/4/21	2,570,021	585,549
Total Return on Prosus NV	1.132%	JPMorgan	5/4/21	2,570,021	575,310
2.198%	Total Return onTencent Holdings, Ltd.	JPMorgan	9/30/20	101,366,163	(30,835,762)
0.564%	Total Return onTencent Holdings, Ltd.	JPMorgan	5/4/21	2,459,757	(497,149)
0.531%	Total Return onTencent Holdings, Ltd.	JPMorgan	5/4/21	2,459,693	(463,705)
0.532%	Total Return onTencent Holdings, Ltd.	JPMorgan	5/4/21	2,459,757	(444,704)
0.532%	Total Return onTencent Holdings, Ltd.	JPMorgan	5/4/21	2,459,693	(453,504)
					$(24,448,139)
The combination of the equity total return swaps is designed to hedge Naspers Ltd.'s and Prosus NV’s exposure to Tencent Holdings, Ltd. The swaps pay at maturity; no upfront payments were made.
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index— Long Position	1,752	9/18/20	$63,440,605	$83,888
Yen Denominated Nikkei 225 Index— Long Position	504	9/10/20	52,010,373	(77,704)
				$6,184
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CHF: Swiss Franc
Bank of America	7/29/20	CHF	1,470,000	USD	1,523,158	$29,601
Credit Suisse	7/29/20	USD	46,442,431	CHF	45,202,000	(1,304,379)
Citibank	8/19/20	USD	8,589,630	CHF	8,306,000	(189,408)
Goldman Sachs	8/19/20	USD	8,584,303	CHF	8,306,000	(194,735)
CNH: Chinese Yuan Renminbi
HSBC	7/15/20	USD	14,235,327	CNH	100,900,000	(25,359)
JPMorgan	7/15/20	USD	7,271,849	CNH	50,480,450	137,203
JPMorgan	7/15/20	CNH	100,960,900	USD	14,437,217	(167,923)
JPMorgan	7/15/20	USD	14,250,406	CNH	100,900,000	(10,280)
UBS	7/15/20	USD	7,271,744	CNH	50,480,450	137,098
UBS	9/23/20	USD	45,575,548	CNH	327,000,000	(473,279)
UBS	9/23/20	CNH	37,000,000	USD	5,278,852	(68,434)
HSBC	11/18/20	USD	2,680,091	CNH	18,926,000	22,196
JPMorgan	11/18/20	USD	13,810,598	CNH	98,000,000	47,853
JPMorgan	11/18/20	USD	13,801,845	CNH	98,000,000	39,101
JPMorgan	11/18/20	CNH	88,500,000	USD	12,535,411	(106,810)
JPMorgan	11/18/20	CNH	88,500,000	USD	12,560,318	(131,717)
UBS	11/18/20	USD	21,551,724	CNH	152,000,000	205,427
JPMorgan	12/16/20	USD	12,484,926	CNH	88,000,000	143,556
UBS	12/16/20	USD	12,491,660	CNH	88,000,000	150,291
HSBC	1/13/21	USD	30,646,516	CNH	219,000,000	(24,901)
HSBC	1/13/21	USD	30,631,513	CNH	219,000,000	(39,904)
HSBC	1/13/21	CNH	63,500,000	USD	8,953,751	(60,440)
HSBC	1/13/21	CNH	50,000,000	USD	7,006,726	(4,120)
JPMorgan	1/13/21	CNH	63,500,000	USD	8,963,862	(70,552)
Morgan Stanley	1/13/21	USD	9,406,565	CNH	65,338,000	255,839
Morgan Stanley	1/13/21	USD	9,409,274	CNH	65,338,000	258,548
UBS	1/13/21	CNH	50,000,000	USD	6,993,985	8,621
Barclays	3/10/21	USD	6,205,755	CNH	44,535,600	(15,025)
Credit Suisse	3/10/21	USD	6,209,908	CNH	44,535,600	(10,872)
Goldman Sachs	3/10/21	USD	12,411,005	CNH	87,578,260	177,980
Goldman Sachs	3/10/21	USD	9,326,827	CNH	66,803,400	(4,343)
JPMorgan	3/10/21	USD	12,422,801	CNH	87,578,260	189,775
UBS	3/10/21	USD	9,319,671	CNH	66,803,400	(11,500)
HSBC	5/12/21	CNH	65,500,000	USD	9,235,498	(113,898)
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ■  PAGE 8

Consolidated Portfolio of Investments (unaudited) June 30, 2020
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
HSBC	5/12/21	CNH	65,500,000	USD	9,238,364	$(116,764)
JPMorgan	5/12/21	USD	39,755,786	CNH	280,000,000	762,685
Morgan Stanley	5/12/21	USD	31,706,300	CNH	228,000,000	(45,225)
UBS	5/12/21	USD	28,299,221	CNH	203,528,000	(44,306)
Goldman Sachs	10/27/21	USD	12,720,309	CNH	90,000,000	287,866
HSBC	10/27/21	USD	12,723,546	CNH	90,000,000	291,103
HSBC	10/27/21	USD	14,689,104	CNH	103,000,000	460,864
HSBC	10/27/21	CNH	134,000,000	USD	18,536,450	(25,924)
UBS	10/27/21	CNH	134,000,000	USD	18,541,580	(31,054)
HSBC	1/26/22	USD	9,113,221	CNH	64,397,667	256,193
JPMorgan	1/26/22	USD	9,135,069	CNH	64,397,666	278,041
JPMorgan	1/26/22	USD	9,093,789	CNH	64,397,667	236,761
Goldman Sachs	4/27/22	USD	9,234,784	CNH	64,264,860	434,360
Goldman Sachs	4/27/22	CNH	68,371,000	USD	9,498,611	(135,892)
HSBC	4/27/22	USD	9,369,992	CNH	65,238,570	436,228
HSBC	4/27/22	USD	9,230,132	CNH	65,238,570	296,368
HSBC	4/27/22	USD	5,378,709	CNH	38,525,000	103,099
HSBC	4/27/22	USD	5,296,950	CNH	37,950,000	100,081
HSBC	4/27/22	USD	5,374,581	CNH	38,525,000	98,971
HSBC	4/27/22	CNH	173,000,000	USD	24,116,540	(425,936)
JPMorgan	4/27/22	CNH	68,371,000	USD	9,524,015	(161,297)
Goldman Sachs	7/27/22	USD	16,793,687	CNH	124,500,000	(183,554)
HSBC	7/27/22	CNH	62,500,000	USD	8,664,911	(142,199)
HSBC	7/27/22	CNH	62,500,000	USD	8,669,718	(147,007)
UBS	7/27/22	USD	16,793,687	CNH	124,500,000	(183,554)
HSBC	10/26/22	USD	10,530,691	CNH	76,000,000	207,002
HSBC	10/26/22	USD	10,535,071	CNH	76,000,000	211,381
HSBC	1/11/23	USD	23,098,202	CNH	167,000,000	486,964
Unrealized gain on currency forward contracts						6,751,056
Unrealized loss on currency forward contracts						(4,670,591)
Net unrealized gain on currency forward contracts						$2,080,465
The listed counterparty may be the parent company or one of its subsidiaries.
PAGE 9 ■  Dodge & Cox Global Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities (unaudited)
June 30, 2020
Assets:
Investments in securities, at value (cost $8,365,899,418)	$8,271,515,590
Unrealized appreciation on swaps	8,246,685
Unrealized appreciation on currency forward contracts	6,751,056
Cash pledged as collateral for over-the-counter derivatives	23,380,000
Cash	161
Cash denominated in foreign currency (cost $5,060,465)	5,065,444
Deposits with broker for futures contracts	14,799,144
Receivable for investments sold	21,484,154
Receivable for Fund shares sold	26,700,530
Dividends and interest receivable	18,108,079
Prepaid expenses and other assets	21,773
8,396,072,616
Liabilities:
Unrealized depreciation on swaps	32,694,824
Unrealized depreciation on currency forward contracts	4,670,591
Cash received as collateral for over-the-counter derivatives	2,840,000
Payable for variation margin for futures contracts	16,914
Payable for Fund shares redeemed	26,949,009
Management fees payable	4,211,988
Accrued expenses	271,141
71,654,467
Net Assets	$8,324,418,149
Net Assets Consist of:
Paid in capital	$8,415,992,580
Accumulated loss	(91,574,431)
$8,324,418,149
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	788,888,472
Net asset value per share	$10.55
Consolidated Statement of Operations (unaudited)
Six Months Ended June 30, 2020
Investment Income:
Dividends (net of foreign taxes of $6,836,925)	$107,469,904
Interest	355,718
107,825,622
Expenses:
Management fees	25,740,684
Custody and fund accounting fees	246,502
Transfer agent fees	174,094
Professional services	146,187
Shareholder reports	39,654
Registration fees	120,375
Trustees fees	200,834
Miscellaneous	106,063
26,774,393
Net Investment Income	81,051,229
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities	31,077,605
Futures contracts	13,855,944
Currency forward contracts	2,959,900
Foreign currency transactions	(501,144)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $(13,485,932))	(1,839,988,180)
Futures contracts	(1,710,835)
Swaps	(15,023,324)
Currency forward contracts	4,518,333
Foreign currency translation	(89,934)
Net realized and unrealized loss	(1,804,901,635)
Net Change in Net Assets From Operations	$(1,723,850,406)
Consolidated Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019
Operations:
Net investment income	$81,051,229	$204,217,041
Net realized gain (loss)	47,392,305	253,069,891
Net change in unrealized appreciation/depreciation	(1,852,293,940)	1,558,759,958
	(1,723,850,406)	2,016,046,890
Distributions to Shareholders:
Total distributions	—	(714,489,482)
Fund Share Transactions:
Proceeds from sale of shares	824,160,312	1,228,950,565
Reinvestment of distributions	—	692,724,507
Cost of shares redeemed	(1,071,504,476)	(1,541,815,203)
Net change from Fund share transactions	(247,344,164)	379,859,869
Total change in net assets	(1,971,194,570)	1,681,417,277
Net Assets:
Beginning of period	10,295,612,719	8,614,195,442
End of period	$8,324,418,149	$10,295,612,719
Share Information:
Shares sold	84,881,239	100,250,875
Distributions reinvested	—	54,978,135
Shares redeemed	(106,100,833)	(125,774,206)
Net change in shares outstanding	(21,219,594)	29,454,804
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ■  PAGE 10

Notes to Consolidated Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Equity total return swaps are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. Mutual funds are valued at their respective net asset values.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dol using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuas that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of infor may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions  Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/ corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European
PAGE 11 ■ Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements (unaudited)
courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Consolidated Statement of Assets and Liabilities.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counter on a specified future date at the same price, plus a speci interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2020, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that pro vide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2020:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$977,134,379	$43,883,327
Consumer Discretionary	375,739,417	339,681,194
Consumer Staples	—	53,529,769
Energy	610,324,473	—
Financials	652,402,624	1,504,158,258
Health Care	452,032,321	808,941,892
Industrials	475,516,323	136,222,689
Information Technology	961,300,529	22,016,039
Materials	216,817,052	294,788,355
Real Estate	—	34,241,526
Preferred Stocks
Financials	132,820,504	—
Information Technology	—	89,882,523
Short-Term Investments
Repurchase Agreements	—	57,013,000
Money Market Fund	33,069,396	—
Total Securities	$4,887,157,018	$3,384,358,572
Other Investments
Futures Contracts
Appreciation	$83,888	$—
Depreciation	(77,704)	—
Equity Total Return Swaps
Appreciation	—	8,246,685
Depreciation	—	(32,694,824)
Currency Forward Contracts
Appreciation	—	6,751,056
Depreciation	—	(4,670,591)
Dodge & Cox Global Stock Fund ■ PAGE 12

Notes to Consolidated Financial Statements (unaudited)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Equity total return swaps Equity total return swaps are contracts that can create long or short economic exposure to an underlying equity security. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the underlying security (including dividends and changes in market value), in return for periodic payments from the other party based on a fixed or variable interest rate applied to the same notional amount. Equity total return swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or the underlying asset of a particular issuer. Investments in equity total return swaps may include certain risks including unfavorable price movements in the underlying reference instrument(s), or a default or failure by the counterparty.
Equity total return swaps are traded over-the-counter. The value of equity total return swaps changes daily based on the value of the underlying equity security. Changes in the market value of equity total return swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on equity total return swaps are recorded in the Consolidated Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or expiration of the swaps.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange- traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over- the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$6,751,056	$6,751,056
Unrealized appreciation on swaps	8,246,685	—	8,246,685
Futures contracts(a)	83,888	—	83,888
	$8,330,573	$6,751,056	$15,081,629
Liabilities
Unrealized depreciation on currency forward contracts	$—	$4,670,591	$4,670,591
Unrealized depreciation on swaps	32,694,824	—	32,694,824
Futures contracts(a)	77,704	—	77,704
	$32,772,528	$4,670,591	$37,443,119
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$13,855,944	$—	$13,855,944
Currency forward contracts	—	2,959,900	2,959,900
	$13,855,944	$2,959,900	$16,815,844
Net change in unrealized appreciation/depreciation
Swaps	$(15,023,324)	$—	$(15,023,324)
Futures contracts	(1,710,835)	—	(1,710,835)
Currency forward contracts	—	4,518,333	4,518,333
	$(16,734,159)	$4,518,333	$(12,215,826)
PAGE 13 ■ Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements (unaudited)
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2020.
Derivative		% of Net Assets
Futures contracts	USD notional value	1-4%
Swaps - long	USD notional value	1-2%
Swaps - short	USD notional value	1-2%
Currency forward contracts	USD total value	5-7%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non- performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2020.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)[1]	Net Amount[2]
Bank of America	$29,601	$—	$—	$29,601
Barclays	—	(15,025)	—	(15,025)
Citibank	—	(189,408)	—	(189,408)
Credit Suisse	—	(1,315,251)	1,130,000	(185,251)
Goldman Sachs	900,206	(518,524)	(310,000)	71,682
HSBC	2,970,450	(1,126,452)	(1,843,998)	—
JPMorgan	10,081,660	(33,343,403)	22,160,000	(1,101,743)
Morgan Stanley	514,387	(45,225)	(469,162)	—
UBS	501,437	(812,127)	90,000	(220,690)
	$14,997,741	$(37,365,415)	$20,756,840	$(1,610,834)
[1]
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from the counterparty in the event of a default.
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2020	Year Ended December 31, 2019
Ordinary income	$—	$290,498,840
	($— per share)	($0.383 per share)
Long-term capital gain	$—	$423,990,642
	($— per share)	($0.559 per share)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2019, the tax basis components of distributable earnings were as follows:
Deferred loss[1]	$(41,028,803)
[1]	Represents capital loss incurred between November 1, 2019 and December 31, 2019. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2020.
At June 30, 2020, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$8,421,509,882
Unrealized appreciation	1,591,801,637
Unrealized depreciation	(1,764,157,419)
Net unrealized appreciation	(172,355,782)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the
Dodge & Cox Global Stock Fund ■ PAGE 14

Notes to Consolidated Financial Statements (unaudited)
Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2020, the Fund’s commitment fee amounted to $23,147 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2020, purchases and sales of securities, other than short-term securities, aggregated $1,494,353,226 and $1,608,948,211, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2020, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.
PAGE 15 ■ Dodge & Cox Global Stock Fund

Consolidated Financial Highlights (unaudited)
Selected Data and Ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.71	$11.03	$13.86	$11.91	$10.46	$11.83
Income from investment operations:
Net investment income	0.10	0.27	0.21	0.13	0.14	0.16
Net realized and unrealized gain (loss)	(2.26)	2.35	(1.96)	2.42	1.65	(1.11)
Total from investment operations	(2.16)	2.62	(1.75)	2.55	1.79	(0.95)
Distributions to shareholders from:
Net investment income	—	(0.34)	(0.25)	(0.13)	(0.14)	(0.19)
Net realized gain	—	(0.60)	(0.83)	(0.47)	(0.20)	(0.23)
Total distributions	—	(0.94)	(1.08)	(0.60)	(0.34)	(0.42)
Net asset value, end of period	$10.55	$12.71	$11.03	$13.86	$11.91	$10.46
Total return	(17.00)%	23.85%	(12.65)%	21.51%	17.09%	(8.05)%
Ratios/supplemental data:
Net assets, end of period (millions)	$8,324	$10,296	$8,614	$9,911	$7,101	$5,708
Ratio of expenses to average net assets	(a)0.62%	0.62%	0.62%	0.63%	0.63%	0.63%
Ratio of net investment income to average net assets	(a)1.89%	2.13%	1.52%	1.02%	1.36%	1.39%
Portfolio turnover rate	18%	22%	31%	18%	25%	20%
(a)	Annualized
See accompanying Notes to Consolidated Financial Statements
Dodge & Cox Global Stock Fund ■ PAGE 16

Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 17 ■ Dodge & Cox Global Stock Fund

Global Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc. P.O. Box 219502 Kansas City, Missouri 64121-9502 (800) 621-3979
Investment Manager
Dodge & Cox 555 California Street, 40th Floor San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus. This report reflects our views, opinions, and portfolio holdings as of June 30, 2020, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2020

Semi-Annual Report
June 30, 2020
International Stock Fund
ESTABLISHED 2001
TICKER: DODFX
Important Notice:
Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.
If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.
06/20 ISF SAR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox International Stock Fund had a total return of –18.4% for the six months ended June 30, 2020, compared to a return of –11.3% for the MSCI EAFE (Europe, Australasia, Far East) Index.
Market Commentary
International equity markets experienced a roller-coaster ride during the first half of 2020. In the first quarter, the MSCI EAFE declined 23% due to fears related to the global coronavirus (COVID-19) pandemic. No sector or region was spared, although defensive areas of the market—such as Health Care, Utilities, and Consumer Staples—fared relatively better. Although the pandemic caused great disruption to the global economy, the MSCI EAFE rebounded 15% in the second quarter, with all sectors and regions posting positive returns. Investors had optimism that the combination of massive fiscal and monetary stimulus, early progress on a potential vaccine, and gradual re-openings of economies meant the worst of the pandemic’s economic impact would be behind us.
Markets are pricing in some earnings recovery, which has caused absolute valuations to increase. However, international equities have continued to underperform U.S. equities due to a widening valuation differential and lower earnings growth. Today, international equities remain attractively valued on a relative basis: the MSCI EAFE trades at 17.1 times forward earnings versus 24.2 times for the S&P 500 Index.a
Investment Strategy
An Attractive Starting Point for Value Stocks
Over the last decade, the MSCI EAFE Value Index has underperformed the MSCI EAFE Growth Indexb by 70 percentage points.c During this challenging period for value investors, the Fund has underperformed the broad-based MSCI EAFE, although it has significantly outperformed the MSCI EAFE Value Index by 19 percentage points and MSCI ACWI ex USA Value Index by 29 percentage points.d The valuation gap between value- and growth- oriented stocks is now over three standard deviations wide, nearly a record spread: the MSCI EAFE Value trades at 13.0 times forward earnings compared to a lofty 24.9 times for the MSCI EAFE Growth. The largest sectors of the MSCI EAFE Growth are Consumer Staples and Health Care, reflecting the high premium investors place on stability and the significant degree of risk aversion in the current environment. This extreme relative valuation discount provides a provocative starting point for value-oriented investors like Dodge & Cox.
The Fund Is Positioned in Areas of Opportunity with Various Investment Drivers
While the wide valuation gap has yielded many opportunities in value stocks, we remain bottom up in our approach to security selection. Our analysts bring a wide range of ideas to our team decision-making process. This process often produces a portfolio that differs from the benchmark, but is nonetheless diversified by geography and sector. To help illustrate the point, below we divide the Fund’s portfolio into three groups to compare its exposure to that of the benchmark.
The first group is composed of sectors where we have found the largest number of attractive investment opportunities, and where the Fund is overweight relative to the MSCI EAFE (46% of the Fund’s net assets versus 21% of the MSCI EAFE). Unsurprisingly, it includes deeper-value portions of the market, such as European and UK Financials (fundamentals have improved, but perceptions have not) and Energy (at extremely low valuations by historical standards). These were the worst-performing sectors of the market during the first quarter. Given the sharply deteriorating economic outlook, we stress tested these holdings to evaluate their ability to navigate this environment—a process we discuss in more detail below. However, this group also includes companies with strong long-term growth prospects such as Chinese internet holdings with reasonable valuations, dominant competitive positions, and long-term secular growth opportunities.
The second group includes market sectors where we have found a reasonable number of attractive opportunities, comprising 36% of the Fund’s exposure, a similar level to the MSCI EAFE’s exposure. Examples include Health Care, which is much more defensive in nature, but also Materials, which is economically sensitive. Within Materials, the Fund holds investments in market-leading companies in an array of different areas, from low-cost producers of copper (Glencoree and Teck Resources) to building materials (Lafarge and Cemex) to specialty chemicals with strong returns on capital and/or attractive earnings growth, such as in specialty paints (Akzo Nobel), industrial gases (Linde), and crop nutrients (Nutrien).
The third group includes market sectors where we have found fewer opportunities, including industries often viewed as bond proxies, such as Consumer Staples and Utilities. Many of the companies in these industries trade at higher valuations relative to their history in this period of ultra-low interest rates and economic uncertainty. As a result, the Fund is underweight this group (18% of the Fund versus 44% of the MSCI EAFE). Nonetheless, we continue to look for investment opportunities in these sectors.
Rigorously Stress Testing the Fund’s Holdings Enables a Persistent Approach
As markets melted down during the first quarter of the year, our global industry and fixed income analysts worked closely together to stress test the Funds’ holdings, especially in the Energy and Financials sectors. Such collaboration is a hallmark of our investment process and is especially important during periods of market stress, as it was during the 2008-09 global financial crisis and the last oil price downturn in 2015-16.
In Energy, our team has assessed each holding’s sources and uses of cash across a variety of oil price scenarios. We focused on sources of liquidity, including further reductions in capital expenditures, dividend cuts, asset sales, and debt and equity issuance. We believe that the Fund’s energy holdings have sufficient capital and liquidity to survive the current headwinds over our investment horizon. Current energy valuations—trading at 90-year lows—are depressed and provide an attractive starting point. Our analyses prompted us to add selectively to the Fund’s energy holdings during the depths of the first quarter downturn. Many of
PAGE 1 ■ Dodge & Cox International Stock Fund

these same holdings quickly rebounded in the second quarter and contributed to absolute and relative performance (though Energy continues to lag meaningfully on a year-to-date basis).
In Financials, banks entered this crisis in a stronger position than prior to the global financial crisis, when problems in the financial system impacted the broader economy. This time around, we think banks are well positioned to help serve as part of the solution to the economic impact of the pandemic. Nonetheless, we have stress tested the Fund’s financials holdings at extreme conditions, including negative benchmark yields, significant credit losses, and volatile capital markets. While we have yet to see a rebound in performance, stress testing, along with the insights gained from the continued efforts of our financials team, inform our persistence and patience. We believe valuations and performance should eventually recover as the strength of these institutions is recognized.
We Have Been Active in These Volatile Markets
During the first six months of 2020, our global industry analysts have taken advantage of the volatile markets and extraordinarily discounted valuations to explore new investment opportunities. The Investment Committee reviewed an unusually large number of new ideas (relative to our typically low turnover). In the first half of the year, we initiated seven new positions in the portfolio, some in sectors where the Fund has been underweight, such as Industrials, Materials, and Real Estate:
■ CK Asset Holdings (Real Estate): a Hong Kong conglomerate that owns a portfolio of high quality investment and development properties in China and Hong Kong, as well as a stable of well positioned businesses globally.
■ Glencore (Materials): a leading integrated producer and marketer of mineral, energy, and agricultural products.
■ Komatsu (Industrials): a Japan-based leading manufacturer and supplier of earth-moving equipment used primarily for construction and mining.
■ Prudential plc (Financials): a UK-based insurance company with a particularly strong franchise in growth markets within Asia that offers a variety of life insurance products including health, protection, savings, and retirement solutions.
■ TDK (Information Technology): a Japanese electronic components manufacturer that holds leading positions in batteries used in smartphones and capacitors used in automotive applications.
■ Teck Resources (Materials): Canada’s largest diversified mining company with operations and projects in Canada, the United States, Chile, and Peru.
■ Vodafone (Communication Services): a mobile and fixed telecommunications provider operating in 24 countries across Europe and several emerging markets.
We trimmed higher valuation areas of the portfolio that performed strongly, such as Pharmaceuticals and Chinese Internet companies, and sold six holdings.
In Closing
As a value-oriented, active manager, we remain optimistic about the long-term outlook for the Fund, especially with valuation disparities in the international market as wide as they are today. Markets and valuations can change swiftly and without warning, so we believe it is important to maintain a long-term outlook, especially in the midst of volatility and uncertainty. We have found that patience and persistence are essential to long-term investment success. Thus, we encourage our shareholders to take a similar view.
Our thoughts are with all the individuals and the families of those who have suffered from COVID-19, and we also express our gratitude to the dedicated health care workers and first responders battling on the front lines of this pandemic. We wish everyone the best during these challenging times.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
July 31, 2020
[a]	Unless otherwise specified, all weightings and characteristics are as of June 30, 2020.
[b]	Value stocks are the lower valuation portion of the equity market, and growth stocks are the higher valuation portion.
[c]	The MSCI EAFE Growth Index had a total return of 111.6% from June 30, 2010 through June 30, 2020 compared to 41.5% for the MSCI EAFE Value Index.
[d]
The Dodge & Cox International Stock Fund had a total return of 60.2% from June 30,
2010 through June 30, 2020 compared to 41.5% for the MSCI EAFE Value Index and
31.7% for the MSCI ACWI ex USA Value Index.

[e]	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
Dodge & Cox International Stock Fund ■ PAGE 2

Year-To-Date Performance Review
The Fund underperformed the MSCI EAFE by 7.1 percentage points year to date.
Key Detractors from Relative Results
■ The Fund’s average overweight position in Financials (29% versus 17% for the MSCI EAFE) and its holdings within the sector, especially ICICI Bank, Itau Unibanco, Societe Generale, Banco Santander, UniCredit, Axis Bank, Standard Chartered, BNP Paribas, and Barclays, led to significant underperformance.
■ In the Communication Services sector, the Fund’s holdings (down 21% versus down 7% for the MSCI EAFE) detracted from performance, notably Grupo Televisa and Millicom.
■ Several holdings within the Information Technology sector, including Micro Focus and Kyocera, hindered performance.
■ The Fund’s average overweight position in Energy—the worst-performing sector in the MSCI EAFE—detracted from performance, notably Suncor Energy, Schlumberger, and Ovintiv.
Key Contributors to Relative Results
■ The Fund’s Chinese internet-related holdings in the Consumer Discretionary and Communication Services sectors outperformed. JD.com, Prosus, Naspers, and Baidu were all strong contributors.
■ The Fund’s holdings in the Industrials sector boosted returns (down 4% versus down 13% for the MSCI EAFE). Schneider Electric and Mitsubishi Electric contributed to relative results.
■ The Fund’s average overweight position in the Pharmaceuticals industry (16% versus 10% for the MSCI EAFE) contributed to performance, notably Roche, Sanofi, and AstraZeneca.
■ The Fund’s average underweight position in Real Estate had a positive impact.
■ Additional contributors included Liberty Global and UBS
Group.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The International Equity Investment Committee, which is the decision- making body for the International Stock Fund, is an eight-member at Dodge & Cox of 23 years. committee with average tenure
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary pro for specific details regarding the Fund's risk profile.
PAGE 3 ■ Dodge & Cox International Stock Fund

Growth of $10,000 Over 10 Years
For An Investment Made On June 30, 2010
Average Annual Total Return
For Periods Ended June 30, 2020
	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	-11.28%	-3.85%	-1.22%	4.82%
MSCI EAFE Index	-5.13	0.81	2.05	5.73
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI EAFE is a service mark of MSCI Barra.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2020	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$815.60	$2.84
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.73	3.17
*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox International Stock Fund ■ PAGE 4

Portfolio Information (unaudited) June 30, 2020
Sector Diversification (%)(a)	% of Net Assets
Financials	28.1
Health Care	13.0
Consumer Discretionary	12.2
Information Technology	9.1
Industrials	8.6
Energy	8.0
Materials	8.0
Communication Services	6.5
Consumer Staples	1.8
Real Estate	1.6
Utilities	0.6
Region Diversification (%)(a)	% of Net Assets
Europe (excluding United Kingdom)	39.6
United Kingdom	16.2
Japan	12.7
Asia Pacific (excluding Japan)	12.7
United States	6.8
Latin America	3.9
Canada	3.4
Africa	2.2
(a)
Excludes the Fund's exposure through total return swaps. As of period end, the Fund held long total return swaps referencing Naspers, Ltd. and Prosus NV with notional exposure of
0.9% and 0.9%, respectively. In addition, to manage Naspers, Ltd.’s and Prosus NV’s exposure to Tencent Holdings, Ltd., the Fund held short total return swaps referencing
Tencent Holdings, Ltd. with notional exposure of –2.2%.

PAGE 5 ■ Dodge & Cox International Stock Fund

Consolidated Portfolio of Investments (unaudited) June 30, 2020
Common Stocks: 92.5%
	Shares	Value
Communication Services: 6.5%
Media & Entertainment: 2.8%
Baidu, Inc. ADR(a) (Cayman Islands/China)	5,618,821	$673,640,450
Grupo Televisa SAB ADR(a) (Mexico)	50,125,880	262,659,611
MultiChoice Group, Ltd.(a) (South Africa)	8,436,537	51,653,415
Television Broadcasts, Ltd.(b) (Hong Kong)	39,842,700	46,262,580
		1,034,216,056
Telecommunication Services: 3.7%
America Movil SAB de CV, Series L (Mexico)	293,682,209	188,722,236
Liberty Global PLC, Class A(a)(b) (United Kingdom)	8,655,651	189,212,531
Liberty Global PLC, Class C(a) (United Kingdom)	24,905,701	535,721,628
Millicom International Cellular SA SDR(b) (Luxembourg)	6,547,784	171,079,003
Vodafone Group PLC (United Kingdom)	170,000,000	271,075,217
		1,355,810,615
		2,390,026,671
Consumer Discretionary: 12.2%
Automobiles & Components: 4.7%
Bayerische Motoren Werke AG (Germany)	9,714,801	618,921,458
Honda Motor Co., Ltd. (Japan)	36,411,255	930,881,312
Yamaha Motor Co., Ltd. (Japan)	12,215,200	191,387,004
		1,741,189,774
Retailing: 7.5%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	2,271,000	489,854,700
Booking Holdings, Inc.(a) (United States)	350,800	558,592,872
JD.com, Inc. ADR(a) (Cayman Islands/China)	6,496,848	390,980,313
Naspers, Ltd., Class N (South Africa)	4,183,358	763,171,189
Prosus NV(a) (Netherlands)	6,438,758	597,582,877
		2,800,181,951
		4,541,371,725
Consumer Staples: 1.8%
Food & Staples Retailing: 0.6%
Magnit PJSC(b) (Russia)	4,219,285	238,724,609
Food, Beverage & Tobacco: 1.2%
Imperial Brands PLC (United Kingdom)	22,405,097	426,663,494
		665,388,103
Energy: 8.0%
Equinor ASA (Norway)	36,685,834	521,718,739
Ovintiv, Inc.(b) (United States)	28,485,424	272,035,799
Schlumberger, Ltd. (Curacao/United States)	28,436,124	522,940,320
Suncor Energy, Inc. (Canada)	47,885,854	807,355,499
Total SA (France)	22,291,249	849,064,612
		2,973,114,969
Financials: 26.1%
Banks: 16.9%
Axis Bank, Ltd. (India)	76,332,350	416,818,538
Banco Santander SA (Spain)	362,532,020	884,037,049
Barclays PLC (United Kingdom)	469,952,668	664,875,089

	Shares	Value
BNP Paribas SA (France)	29,901,392	$1,185,383,441
ICICI Bank, Ltd. (India)	206,628,676	959,318,949
Kasikornbank PCL, Foreign (Thailand)	31,464,800	94,841,452
Mitsubishi UFJ Financial Group, Inc. (Japan)	124,866,400	488,374,354
Societe Generale SA (France)	23,449,548	390,127,116
Standard Chartered PLC (United Kingdom)	84,999,312	462,764,436
UniCredit SPA (Italy)	78,687,662	722,398,825
		6,268,939,249
Diversified Financials: 6.1%
Credit Suisse Group AG (Switzerland)	101,506,635	1,047,376,733
UBS Group AG (Switzerland)	104,811,042	1,204,126,709
		2,251,503,442
Insurance: 3.1%
Aegon NV (Netherlands)	95,677,742	284,578,065
Aviva PLC (United Kingdom)	157,763,127	533,890,907
Prudential PLC (United Kingdom)	21,997,178	331,270,163
		1,149,739,135
		9,670,181,826
Health Care: 13.0%
Pharmaceuticals, Biotechnology & Life Sciences: 13.0%
AstraZeneca PLC (United Kingdom)	4,679,400	487,811,903
Bayer AG (Germany)	10,307,126	756,538,435
GlaxoSmithKline PLC (United Kingdom)	47,173,500	955,826,728
Novartis AG (Switzerland)	8,372,170	727,463,387
Roche Holding AG (Switzerland)	2,143,400	742,112,704
Sanofi (France)	11,411,722	1,161,017,311
		4,830,770,468
Industrials: 8.6%
Capital Goods: 8.6%
Johnson Controls International PLC (Ireland/United States)	20,037,201	684,070,042
Komatsu, Ltd. (Japan)	9,157,200	187,216,623
Mitsubishi Electric Corp. (Japan)	70,561,600	916,266,228
Nidec Corp. (Japan)	7,019,200	468,650,111
Schneider Electric SA (France)	4,491,746	497,989,437
Smiths Group PLC(b) (United Kingdom)	25,325,600	442,311,378
		3,196,503,819
Information Technology: 6.1%
Software & Services: 0.3%
Micro Focus International PLC(b) (United Kingdom)	19,729,707	105,454,703
Technology, Hardware & Equipment: 5.8%
Brother Industries, Ltd. (Japan)	9,819,300	176,938,286
Kyocera Corp. (Japan)	9,512,400	517,584,489
Murata Manufacturing Co., Ltd. (Japan)	7,741,900	453,630,213
Samsung Electronics Co., Ltd. (South Korea)	4,531,250	200,866,372
TDK Corp. (Japan)	1,170,000	115,987,289
TE Connectivity, Ltd. (Switzerland)	8,599,285	701,271,692
		2,166,278,341
		2,271,733,044
Materials: 8.0%
Akzo Nobel NV (Netherlands)	7,399,554	661,998,003
Cemex SAB de CV ADR (Mexico)	84,443,126	243,196,203
Glencore PLC (Jersey/United Kingdom)	279,991,400	592,643,843
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ■  PAGE 6

Consolidated Portfolio of Investments (unaudited) June 30, 2020
Common Stocks (continued)
	Shares	Value
LafargeHolcim, Ltd. (Switzerland)	11,759,341	$514,330,440
Linde PLC (Ireland/United States)	2,382,535	501,493,911
Nutrien, Ltd. (Canada)	10,434,459	334,946,134
Teck Resources, Ltd., Class B (Canada)	9,726,340	101,348,463
		2,949,956,997
Real Estate: 1.6%
CK Asset Holdings, Ltd. (Cayman Islands/Hong Kong)	13,452,600	79,995,460
Daito Trust Construction Co., Ltd. (Japan)	2,956,700	271,662,116
Hang Lung Group, Ltd.(b) (Hong Kong)	106,789,500	248,448,179
		600,105,755
Utilities: 0.6%
Engie SA(a) (France)	17,328,338	213,889,204
Total Common Stocks (Cost $38,879,773,889)		$34,303,042,581
Preferred Stocks: 5.0%
	Shares	Value
Financials: 2.0%
Banks: 2.0%
Itau Unibanco Holding SA, Pfd (Brazil)	158,047,051	$739,651,247
Information Technology: 3.0%
Technology, Hardware & Equipment: 3.0%
Samsung Electronics Co., Ltd., Pfd (South Korea)	28,739,700	1,122,348,255
Total Preferred Stocks (Cost $1,431,422,757)		$1,861,999,502
Short-Term Investments: 1.3%
	Par Value/ Shares	Value
Repurchase Agreements: 0.9%
Fixed Income Clearing Corporation(c) 0.000%, dated 6/30/20, due 7/1/20, maturity value $335,033,000	$335,033,000	$335,033,000

	Par Value/ Shares	Value
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund	$148,169,839	$148,169,839
Total Short-Term Investments (Cost $483,202,839)		$483,202,839
Total Investments In Securities (Cost $40,794,399,485)	98.8%	$36,648,244,922
Other Assets Less Liabilities	1.2%	457,994,192
Net Assets	100.0%	$37,106,239,114
(a)	Non-income producing
(b)	See Note 9 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.50%-2.625%, 1/15/23-3/15/23 and U.S. Treasury Inflation Indexed Note 0.125%, 1/15/23. Total collateral value is $341,728,745.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt
SDR: Swedish Depository Receipt
Equity Total Return Swaps
Fund Receives	Fund Pays	Counterparty	Maturity Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Total Return on Naspers, Ltd.	2.898%	JPMorgan	9/30/20	$351,626,034	$21,393,226
Total Return on Prosus NV	2.898%	JPMorgan	9/30/20	178,825,025	17,707,586
Total Return on Prosus NV	1.164%	JPMorgan	5/4/21	35,440,386	9,121,707
Total Return on Prosus NV	1.131%	JPMorgan	5/4/21	35,440,386	9,184,947
Total Return on Prosus NV	1.132%	JPMorgan	5/4/21	35,440,386	8,074,670
Total Return on Prosus NV	1.132%	JPMorgan	5/4/21	35,440,386	7,933,477
2.198%	Total Return onTencent Holdings, Ltd.	JPMorgan	9/30/20	688,312,645	(209,385,896)
0.564%	Total Return onTencent Holdings, Ltd.	JPMorgan	5/4/21	33,902,394	(6,852,123)
0.531%	Total Return onTencent Holdings, Ltd.	JPMorgan	5/4/21	33,902,394	(6,391,329)
0.532%	Total Return onTencent Holdings, Ltd.	JPMorgan	5/4/21	33,902,394	(6,129,275)
0.532%	Total Return onTencent Holdings, Ltd.	JPMorgan	5/4/21	33,902,394	(6,250,725)
					$(161,593,735)
The combination of the equity total return swaps is designed to hedge Naspers Ltd.'s and Prosus NV’s exposure to Tencent Holdings, Ltd. The swaps pay at maturity; no upfront payments were made.
PAGE 7 ■  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited) June 30, 2020
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index— Long Position	15,945	9/18/20	$577,374,685	$(2,249,320)
Yen Denominated Nikkei 225 Index— Long Position	3,484	9/10/20	359,532,021	(5,181,578)
				$(7,430,898)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CHF: Swiss Franc
Bank of America	7/29/20	CHF	1,000,000	USD	1,036,162	$20,136
Credit Suisse	7/29/20	USD	65,756,285	CHF	64,000,000	(1,846,826)
Goldman Sachs	7/29/20	USD	3,553,393	CHF	3,397,321	(35,192)
Goldman Sachs	8/19/20	USD	169,530,685	CHF	164,034,500	(3,845,803)
JPMorgan	8/19/20	USD	169,699,054	CHF	164,034,500	(3,677,433)
CNH: Chinese Yuan Renminbi
Barclays	7/15/20	CNH	164,543,835	USD	22,929,743	326,035
Goldman Sachs	7/15/20	CNH	164,544,083	USD	22,937,769	318,044
HSBC	7/15/20	USD	97,347,630	CNH	690,000,000	(173,414)
JPMorgan	7/15/20	USD	112,731,644	CNH	782,571,800	2,126,980
JPMorgan	7/15/20	CNH	950,000,000	USD	135,848,193	(1,580,090)
JPMorgan	7/15/20	USD	97,450,745	CNH	690,000,000	(70,298)
Morgan Stanley	7/15/20	CNH	164,544,000	USD	22,916,992	338,809
UBS	7/15/20	USD	112,730,020	CNH	782,571,800	2,125,356
UBS	7/15/20	CNH	164,544,082	USD	22,932,973	322,839
UBS	9/23/20	USD	81,354,862	CNH	583,713,000	(844,829)
UBS	9/23/20	USD	141,702,742	CNH	982,000,000	3,415,439
JPMorgan	11/18/20	USD	91,600,902	CNH	650,000,000	317,395
JPMorgan	11/18/20	USD	91,542,849	CNH	650,000,000	259,342
Citibank	12/16/20	CNH	420,000,000	USD	59,469,026	(567,036)
JPMorgan	12/16/20	USD	148,967,865	CNH	1,050,000,000	1,712,889
JPMorgan	12/16/20	CNH	210,000,000	USD	29,783,009	(332,014)
JPMorgan	12/16/20	CNH	210,000,000	USD	29,771,187	(320,192)
UBS	12/16/20	USD	149,048,221	CNH	1,050,000,000	1,793,244
HSBC	1/13/21	USD	61,013,154	CNH	436,000,000	(49,575)
HSBC	1/13/21	USD	60,983,285	CNH	436,000,000	(79,444)
HSBC	1/13/21	CNH	641,000,000	USD	90,383,531	(610,115)
HSBC	1/13/21	CNH	550,000,000	USD	77,073,991	(45,319)
JPMorgan	1/13/21	CNH	641,000,000	USD	90,485,601	(712,185)
Morgan Stanley	1/13/21	USD	115,783,410	CNH	804,000,000	3,181,497
Morgan Stanley	1/13/21	USD	115,750,072	CNH	804,000,000	3,148,159
UBS	1/13/21	CNH	550,000,000	USD	76,933,837	94,835
Morgan Stanley	2/3/21	USD	202,357,285	CNH	1,425,000,000	2,981,612
Barclays	3/10/21	USD	37,955,131	CNH	272,385,000	(91,897)
Credit Suisse	3/10/21	USD	37,980,535	CNH	272,385,000	(66,494)
Goldman Sachs	3/10/21	USD	91,728,650	CNH	647,283,220	1,315,436
Goldman Sachs	3/10/21	USD	57,043,979	CNH	408,577,500	(26,564)
JPMorgan	3/10/21	USD	91,815,827	CNH	647,283,220	1,402,613
UBS	3/10/21	USD	57,000,209	CNH	408,577,500	(70,334)
HSBC	5/12/21	USD	186,683,702	CNH	1,315,000,000	3,555,392
HSBC	5/12/21	CNH	725,000,000	USD	102,224,980	(1,260,702)
HSBC	5/12/21	CNH	725,000,000	USD	102,256,699	(1,292,422)
Morgan Stanley	5/12/21	USD	85,523,571	CNH	615,000,000	(121,989)
UBS	5/12/21	USD	186,803,040	CNH	1,315,000,000	3,674,730
UBS	5/12/21	USD	53,197,302	CNH	382,595,000	(83,287)
Goldman Sachs	10/27/21	USD	120,136,249	CNH	850,000,000	2,718,731
Goldman Sachs	10/27/21	USD	40,654,395	CNH	290,000,000	594,301
Goldman Sachs	10/27/21	CNH	257,500,000	USD	36,084,641	(514,040)
HSBC	10/27/21	USD	120,166,820	CNH	850,000,000	2,749,302
HSBC	10/27/21	USD	40,678,917	CNH	290,000,000	618,823
HSBC	10/27/21	CNH	515,000,000	USD	72,027,972	(886,770)
HSBC	10/27/21	CNH	257,500,000	USD	36,040,197	(469,596)
HSBC	10/27/21	CNH	440,000,000	USD	60,865,957	(85,124)
UBS	10/27/21	CNH	440,000,000	USD	60,882,801	(101,968)
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ■  PAGE 8

Consolidated Portfolio of Investments (unaudited) June 30, 2020
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
HSBC	1/26/22	USD	83,239,651	CNH	588,204,670	$2,340,056
JPMorgan	1/26/22	USD	83,439,203	CNH	588,204,660	2,539,609
JPMorgan	1/26/22	USD	83,062,158	CNH	588,204,670	2,162,563
Goldman Sachs	4/27/22	USD	82,386,238	CNH	573,325,830	3,875,051
Goldman Sachs	4/27/22	CNH	400,000,000	USD	55,570,992	(795,029)
HSBC	4/27/22	USD	83,592,472	CNH	582,012,585	3,891,722
HSBC	4/27/22	USD	82,344,735	CNH	582,012,585	2,643,985
HSBC	4/27/22	USD	59,399,651	CNH	425,450,000	1,138,567
HSBC	4/27/22	USD	58,496,755	CNH	419,100,000	1,105,239
HSBC	4/27/22	USD	59,354,074	CNH	425,450,000	1,092,990
HSBC	4/27/22	CNH	700,000,000	USD	96,087,852	(229,916)
JPMorgan	4/27/22	CNH	400,000,000	USD	55,719,619	(943,655)
Goldman Sachs	7/27/22	USD	34,396,709	CNH	255,000,000	(375,955)
UBS	7/27/22	USD	34,396,709	CNH	255,000,000	(375,955)
HSBC	10/26/22	USD	40,321,463	CNH	291,000,000	792,599
HSBC	10/26/22	USD	40,338,231	CNH	291,000,000	809,367
HSBC	1/11/23	USD	93,360,996	CNH	675,000,000	1,968,270
Unrealized gain on currency forward contracts						63,471,957
Unrealized loss on currency forward contracts						(22,581,462)
Net unrealized gain on currency forward contracts						$40,890,495
The listed counterparty may be the parent company or one of its subsidiaries.
PAGE 9 ■  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities (unaudited)
June 30, 2020
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $38,086,478,491)	$35,362,653,280
Affiliated issuers (cost $2,707,920,994)	1,285,591,642
36,648,244,922
Unrealized appreciation on swaps	73,415,613
Unrealized appreciation on currency forward contracts	63,471,957
Cash pledged as collateral for over-the-counter derivatives	154,250,000
Cash	112
Cash denominated in foreign currency (cost $33,700,541)	33,572,543
Deposits with broker for futures contracts	127,054,398
Receivable for investments sold	99,086,203
Receivable for Fund shares sold	169,005,463
Dividends and interest receivable	118,048,023
Prepaid expenses and other assets	88,920
37,486,238,154
Liabilities:
Unrealized depreciation on swaps	235,009,348
Unrealized depreciation on currency forward contracts	22,581,462
Cash received as collateral for over-the-counter derivatives	42,530,001
Payable for variation margin for futures contracts	11,813,783
Payable for Fund shares redeemed	46,371,798
Management fees payable	18,870,207
Accrued expenses	2,822,441
379,999,040
Net Assets	$37,106,239,114
Net Assets Consist of:
Paid in capital	$44,432,711,467
Accumulated loss	(7,326,472,353)
$37,106,239,114
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,043,531,582
Net asset value per share	$35.56
Consolidated Statement of Operations (unaudited)
Six Months Ended June 30, 2020
Investment Income:
Dividends (net of foreign taxes of $68,367,874)
Unaffiliated issuers	$571,773,965
Affiliated issuers	39,469,583
Interest	964,515
612,208,063
Expenses:
Management fees	120,515,398
Custody and fund accounting fees	1,958,338
Transfer agent fees	2,428,626
Professional services	167,593
Shareholder reports	808,668
Registration fees	205,832
Trustees fees	200,833
Miscellaneous	523,366
126,808,654
Net Investment Income	485,399,409
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (net of foreign capital gains taxes of $3,426,045)	(820,782,638)
Investments in securities of affiliated issuers	(382,544,704)
Futures contracts	77,840,151
Currency forward contracts	27,328,360
Foreign currency transactions	(2,466,436)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers (net of change in deferred foreign capital gains tax of $(88,871,633))	(8,181,575,638)
Investments in securities of affiliated issuers	(397,187,256)
Futures contracts	(5,298,782)
Swaps	(97,595,872)
Currency forward contracts	27,855,199
Foreign currency translation	(1,648,322)
Net realized and unrealized loss	(9,756,075,938)
Net Change in Net Assets From Operations	$(9,270,676,529)
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ■  PAGE 10

Consolidated Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019
Operations:
Net investment income	$485,399,409	$1,408,723,081
Net realized gain (loss)	(1,100,625,267)	268,816,590
Net change in unrealized appreciation/depreciation	(8,655,450,671)	8,520,119,070
	(9,270,676,529)	10,197,658,741
Distributions to Shareholders:
Total distributions	—	(1,925,172,133)
Fund Share Transactions:
Proceeds from sale of shares	4,330,308,577	5,821,012,950
Reinvestment of distributions	—	1,693,980,175
Cost of shares redeemed	(8,181,345,170)	(13,667,034,158)
Net change from Fund share transactions	(3,851,036,593)	(6,152,041,033)
Total change in net assets	(13,121,713,122)	2,120,445,575
Net Assets:
Beginning of period	50,227,952,236	48,107,506,661
End of period	$37,106,239,114	$50,227,952,236
Share Information:
Shares sold	130,326,822	142,603,500
Distributions reinvested	—	38,968,180
Shares redeemed	(238,816,919)	(332,827,575)
Net change in shares outstanding	(108,490,097)	(151,255,895)
PAGE 11 ■  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On January 16, 2015, the Fund closed to new investors. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Equity total return swaps are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. Mutual funds are valued at their respective net asset values.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dol using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuas that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of infor may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions  Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/ corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market conven
Dodge & Cox International Stock Fund ■ PAGE 12

Notes to Consolidated Financial Statements (unaudited)
tion. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Consolidated Statement of Assets and Liabilities.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counter on a specified future date at the same price, plus a speci interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consoli Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2020, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2020:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$1,849,956,456	$540,070,215
Consumer Discretionary	1,439,427,885	3,101,943,840
Consumer Staples	—	665,388,103
Energy	1,602,331,618	1,370,783,351
Financials	—	9,670,181,826
Health Care	—	4,830,770,468
Industrials	684,070,042	2,512,433,777
Information Technology	701,271,692	1,570,461,352
Materials	679,490,800	2,270,466,197
Real Estate	—	600,105,755
Utilities	—	213,889,204
Preferred Stocks
Financials	739,651,247	—
Information Technology	—	1,122,348,255
Short-Term Investments
Repurchase Agreements	—	335,033,000
Money Market Fund	148,169,839	—
Total Securities	$7,844,369,579	$28,803,875,343
Other Investments
Futures Contracts
Depreciation	$(7,430,898)	$—
PAGE 13 ■ Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements (unaudited)
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Equity Total Return Swaps
Appreciation	$—	$73,415,613
Depreciation	—	(235,009,348)
Currency Forward Contracts
Appreciation	—	63,471,957
Depreciation	—	(22,581,462)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Equity total return swaps Equity total return swaps are contracts that can create long or short economic exposure to an underlying equity security. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the underlying security (including dividends and changes in market value), in return for periodic payments from the other party based on a fixed or variable interest rate applied to the same notional amount. Equity total return swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or the underlying asset of a particular issuer. Investments in equity total return swaps may include certain risks including unfavorable price movements in the underlying reference instrument(s), or a default or failure by the counterparty.
Equity total return swaps are traded over-the-counter. The value of equity total return swaps changes daily based on the value of the underlying equity security. Changes in the market value of equity total return swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on equity total return swaps are recorded in the Consolidated Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or expiration of the swaps.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange- traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over- the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$63,471,957	$63,471,957
Unrealized appreciation on swaps	73,415,613	—	73,415,613
	$73,415,613	$63,471,957	$136,887,570
Liabilities
Unrealized depreciation on currency forward contracts	$—	$22,581,462	$22,581,462
Unrealized depreciation on swaps	235,009,348	—	235,009,348
Futures contracts(a)	7,430,898	—	7,430,898
	$242,440,246	$22,581,462	$265,021,708
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
Dodge & Cox International Stock Fund ■ PAGE 14

Notes to Consolidated Financial Statements (unaudited)
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$77,840,151	$—	$77,840,151
Currency forward contracts	—	27,328,360	27,328,360
	$77,840,151	$27,328,360	$105,168,511
Net change in unrealized appreciation/depreciation
Swaps	$(97,595,872)	$—	$(97,595,872)
Futures contracts	(5,298,782)	—	(5,298,782)
Currency forward contracts	—	27,855,199	27,855,199
	$(102,894,654)	$27,855,199	$(75,039,455)
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2020.
Derivative		% of Net Assets
Futures contracts	USD notional value	1-3%
Swaps - long	USD notional value	1-2%
Swaps - short	USD notional value	1-3%
Currency forward contracts	USD total value	7-10%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non- performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2020.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)[1]	Net Amount[2]
Bank of America	$20,137	$—	$(20,137)	$—
Barclays	326,035	(91,897)	(234,138)	—
Citibank	—	(567,036)	520,000	(47,036)
Credit Suisse	—	(1,913,320)	1,870,000	(43,320)
Goldman Sachs	8,821,563	(5,592,583)	(3,228,980)	—
HSBC	22,706,312	(5,182,397)	(17,523,915)	—
JPMorgan	83,937,004	(242,645,215)	151,860,000	(6,848,211)
Morgan Stanley	9,650,077	(121,989)	(9,528,088)	—
UBS	11,426,442	(1,476,373)	(9,950,069)	—
	$136,887,570	$(257,590,810)	$113,764,673	$(6,938,567)
[1]
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from the counterparty in the event of a default.
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes.
	Six Months Ended June 30, 2020	Year Ended December 31, 2019
Ordinary income	$—	$1,925,172,133
	($— per share)	($1.712 per share)
PAGE 15 ■ Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements (unaudited)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2019, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$11,545,613
Capital loss carryforward[1]	$(1,617,098,751)
[1]	Represents accumulated short-term and long-term capital loss as of December 31, 2019, which may be carried forward to offset future capital gains.
At June 30, 2020, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$41,619,398,377
Unrealized appreciation	5,789,547,959
Unrealized depreciation	(10,888,835,552)
Net unrealized appreciation	(5,099,287,593)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2020, the Fund’s commitment fee amounted to $108,950 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2020, purchases and sales of securities, other than short-term securi aggregated $4,578,866,872 and $8,316,056,679, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2020, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.
Note 9: Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2020. Further detail on these holdings and related activity during the period appear below.
Dodge & Cox International Stock Fund ■ PAGE 16

Notes to Consolidated Financial Statements (unaudited)
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 3.5%
Communication Services 0.6%
Liberty Global PLC, Class A(a)	$392,144,546	$—	$(173,517,606)	$(126,027,603)	$96,613,194	$—(b)	$—
Millicom International Cellular SA SDR	388,589,513	—	(47,697,841)	(93,898,875)	(75,913,794)	171,079,003	—
Television Broadcasts, Ltd.	62,584,173	—	—	—	(16,321,593)	46,262,580	1,028,013
						217,341,583
Consumer Staples 0.0%
Magnit PJSC	314,511,897	—	(78,243,112)	(162,618,226)	165,074,050	—(b)	20,877,424
Energy 0.7%
Ovintiv, Inc.	508,797,562	93,649,810	—	—	(330,411,573)	272,035,799	5,305,955
Industrials 1.2%
Smiths Group PLC	378,261,893	112,218,292	—	—	(48,168,807)	442,311,378	—
Information Technology 0.3%
Micro Focus International PLC	278,013,131	—	—	—	(172,558,428)	105,454,703	—
Real Estate 0.7%
Hang Lung Group, Ltd.	263,948,484	—	—	—	(15,500,305)	248,448,179	12,258,191
				$(382,544,704)	$(397,187,256)	$1,285,591,642	$39,469,583
(a)	Non-income producing
(b)	Company was not an affiliate at period end
PAGE 17 ■ Dodge & Cox International Stock Fund

Consolidated Financial Highlights (unaudited)
Selected Data and Ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of period	$43.60	$36.91	$46.32	$38.10	$36.48	$42.11
Income from investment operations:
Net investment income	0.46	1.25	1.01	0.70	0.82	0.79
Net realized and unrealized gain (loss)	(8.50)	7.15	(9.34)	8.41	2.19	(5.58)
Total from investment operations	(8.04)	8.40	(8.33)	9.11	3.01	(4.79)
Distributions to shareholders from:
Net investment income	—	(1.71)	(1.08)	(0.89)	(0.85)	(0.84)
Net realized gain	—	—	—	—	(0.54)	—
Total distributions	—	(1.71)	(1.08)	(0.89)	(1.39)	(0.84)
Net asset value, end of period	$35.56	$43.60	$36.91	$46.32	$38.10	$36.48
Total return	(18.44)%	22.78%	(17.98)%	23.94%	8.26%	(11.35)%
Ratios/supplemental data:
Net assets, end of period (millions)	$37,106	$50,228	$48,108	$65,670	$54,187	$57,029
Ratio of expenses to average net assets	(a)0.63%	0.63%	0.63%	0.63%	0.64%	0.64%
Ratio of net investment income to average net assets	(a)2.42%	2.85%	2.17%	1.57%	2.12%	1.86%
Portfolio turnover rate	11%	17%	17%	17%	17%	18%
(a)	Annualized
See accompanying Notes to Consolidated Financial Statements
Dodge & Cox International Stock Fund ■ PAGE 18

Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, or visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov.Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 19 ■ Dodge & Cox International Stock Fund

International Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc. P.O. Box 219502 Kansas City, Missouri 64121-9502 (800) 621-3979
Investment Manager
Dodge & Cox 555 California Street, 40th Floor San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus. This report reflects our views, opinions, and portfolio holdings as of June 30, 2020, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2020

Semi-Annual Report
June 30, 2020
Balanced Fund
ESTABLISHED 1931
TICKER: DODBX
Important Notice:
Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.
If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.
06/20 BF SAR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox Balanced Fund had a total return of –8.7% for the six months ended June 30, 2020, compared to 1.0% for the Combined Index (a 60/40 blend of stocks and fixed income securities).
Market Commentary
During the first half of 2020, the spread of the coronavirus (COVID-19) evolved into a global pandemic that disrupted major economies and increased financial market volatility. U.S. equities and corporate bonds plunged in the first quarter over concerns about the virus and the economic fallout, but staged a remarkable recovery in the second quarter as investors were heartened by the rapid and unprecedented monetary and fiscal policy response from the U.S. government.
The S&P 500 Index returned –3.1% over the period; however, this masks the stark contrast in performance between the first quarter (–19.6% return) and the second quarter (20.5% return). Value stocksa continued their longer-term trend of lagging the overall market. In fact, over the last decade U.S. growth stocks have outperformed value stocks by an astounding cumulative 221 percentage points.b While this has been a challenging period for value-oriented investors like Dodge & Cox, the significant valuation differential between value- and growth-oriented stocks presents us with ample opportunities.
Amid the fall and rise of the market during the first six months of 2020, almost 70% of the S&P 500 is now comprised of businesses largely immune to the economic impact of the pandemic (we describe them as “COVID defensives”). The vast majority of these companies are in the Information Technology, Consumer Staples, Utilities, and Health Care sectors. The other 30% of the S&P 500, which has been hit hard by the economic consequences of the pandemic (we call them “COVID cyclicals”), are mostly in the Financials, Energy, Industrials, Materials, Consumer Discretionary (ex-internet retail), and Real Estate sectors.
COVID defensives have substantially outperformed the COVID cyclicals. This helps explain the resilience of the S&P 500 during a period of economic disruption. In contrast, COVID defensives account for approximately half of the Russell 1000 Value and only 36% of the equity portfolio. The U.S. investment-grade fixed income market posted a robust 6.1%c return, fueled by falling U.S. Treasury yields. In late March, yield premiumsd on investment-grade corporate bonds reached levels not seen since the 2008-09 global financial crisis. However, the Fed’s announced intention to purchase corporate bond exchange traded funds (“ETFs”) and individual corporate bonds through newly created facilities (e.g., Primary and Secondary Market Corporate Credit Facilities) bolstered the market, calming fears around liquidity and default risks.
Investment Strategy
Despite the volatile and challenging market environment, we believe this is an opportune time to be an active, value-driven, and long-term investor. In response to the rapidly evolving landscape in the first half of the year, our global industry and fixed income analysts worked closely together to stress test the Fund’s holdings and evaluate new investment opportunities. Such collaboration is a hallmark of our investment process and is especially important during periods of market stress.
In re-underwriting the Fund’s current equity and credit holdings, our global industry analysts and fixed income credit analysts have scrutinized the most vulnerable companies—namely those in the Energy, Financial, and Retail sectors. In this analysis, we have examined each company’s ability to weather a prolonged downturn, reviewing, among other factors, balance sheet strength, access to capital markets, and ability/willingness to cut discretionary spending.
We continually review the appropriate asset allocation for the Fund, which we set based on our long-term outlook for the Fund’s equity, fixed income, and preferred stock holdings. While we build the portfolio on a bottom-up basis, part of our process in determining the optimal allocation includes modeling expected returns and risks of both the asset class and for individual companies. Reflecting our more positive outlook for equities relative to fixed income, the Fund holds 69.3% in equities and 2.2% in preferred stocke—though we have moderated this view somewhat through hedging equity exposure during the second quarter of 2020.
Equity Strategy
Within the equity portfolio, we have spent considerable time understanding the opportunities and risks within Energy. We believe the portfolio’s energy holdings have sufficient capital and liquidity to survive the current headwinds over our long-term investment horizon, although some holdings may face larger challenges than others. Current energy valuations—trading at 90-year lows—are depressed and provide an attractive starting point. We continue to find compelling long-term opportunities in selected upstream and oilfield services companies with solid assets, management teams that have deployed capital prudently through the cycle, and low-to-reasonable valuations. As a result, we selectively added to the portfolio’s energy holdings during the depths of the downturn in the first quarter and have maintained an overweight position in Energy: 9.2% of the portfolio versus 2.8% of the S&P 500.
As a Value-Oriented Manager, We Are Finding Attractive Investment Opportunities
During the first half of 2020, we trimmed and sold positions in higher valuation areas of the portfolio that had performed strongly through the turmoil; these were mostly COVID-defensive stocks. Major trims included Roche, Bristol-Myers, and Sanofi in Health Care, and Charter Communications and Microsoft in Technology, Media, and Telecommunication (TMT). We redeployed those funds into COVID- cyclical companies whose stock prices have declined substantially in the crisis, particularly in the Financials and Energy sectors, as well as inexpensive companies within TMT. We recently added significantly to State Street and MetLife in Financials, Occidental Petroleum in Energy, and HP Inc. and Dell in Information Technology.f
We also started seven new positions in the equity portfolio. These can be divided into two principal groups: 1) high-quality businesses with valuations we had previously deemed to be too high,
PAGE 1 ■ Dodge & Cox Balanced Fund

and 2) COVID-cyclical companies with stock prices that have declined sharply due to the pandemic.
In the first category, we established positions in Facebook and Medtronic. We invest in companies based on our assessment of the value of their franchise and our estimate of the potential growth in future earnings and cash flow. When valuations come down and we are able to buy above-average growth at a discount, we see opportunities. Facebook (a social media conglomerate) has significant growth opportunities and a durable franchise that would be extremely difficult to replicate. The company has compounded revenue growth at more than 40% over the past five years, while still generating significant amounts of free cash flow. However, fears about advertising spending, political controversy, and possible regulatory changes caused its stock to trade at a below-market valuation. We concluded that this was an opportune time to initiate a position in the stock. Similarly, Medtronic is a leading medical device company with opportunities for innovation-led growth. However, concerns about the deferral of elective medical procedures provided a valuation opportunity in the first quarter.
In the COVID-cyclical category, we recently started positions in Lincoln National, and LyondellBasell, among others. Lincoln National is a well-managed, well-capitalized life insurance company, and LyondellBasell is a commodity chemical producer with a strong balance sheet. Their share prices plummeted 71% and 63%, respectively, from the beginning of the year through their March lows. While both stocks have since rebounded significantly, we believe they remain attractive long-term opportunities.
Fixed Income Strategy
In the first six months of 2020, we established new positions in over a dozen corporate issuers at what we believe were exceptionally attractive valuations. To fund these purchases, we sold certain Agencyg mortgage-backed securities (MBS) and U.S. Treasuries.
The Credit Sector: Market Volatility Creates Opportunity
Over a mere three week period in March, corporate bond yield premiums nearly tripled. The speed of change was historic, and the magnitude stunning, as investors grappled with the uncertain impact of the coronavirus on the economy at large. As the crisis unfolded, many high quality, fundamentally creditworthy companies issued long-term debt to weather the uncertain outlook, though the market environment meant the bonds were issued at yield premiums more commonly associated with lower-rated credits. This provided us with a very attractive entry point to selectively lend money to leading companies with solid balance sheets.
We added 17 new corporate issuers to the portfolio, drawn from a range of industries. Examples include Anheuser-Busch InBev, Coca-Cola, Exxon Mobile, FedEx, Oracle, and T-Mobile. As with each new purchase, these investments were underpinned by our fundamental assessment of each company’s business profile and the durability of its business, liquidity, and credit metrics through the current downturn. Thus far, given the rapid recovery in credit yield premiums, these opportunistic purchases have contributed strongly to performance.
The Securitized Sector: Providing Stability and Incremental Yield
The portfolio’s holdings in the Securitized sector consist predominantly of Agency MBS, with a smaller weighting in primarily AAA-rated asset-backed securities. Amid the March/April sell-off of risk assets, even these securities suffered briefly, but the Fed stepped in rapidly to support the market. The Fund’s Agency MBS holdings provided a liquid source of funds for redeploying into credit investment opportunities.
Over the first half of the year, we reduced the portfolio’s overall Agency MBS weighting and adjusted the composition of the holdings. For example, we trimmed Agency 30-year 4.5% coupon MBS holdings due to accelerating prepayment activity. Meanwhile, we added to lower loan balance 30-year 2.5% coupon Agency MBS which offer less prepayment risk at more at compelling valuations.
Defensive Duration: Mitigating the Risk of Rising Rates over Timeh
In light of recent developments, we downgraded our expectations for near-term economic growth and lowered our expectations for the future path of interest rates. After a very steep downturn in the second quarter, our base case has U.S. and global economic activity recovering in the third quarter, with some normalization likely in 2021.
Our expectations are less dire than those implied by current U.S. Treasury valuations, which appear to be pricing in a secular and prolonged period of economic malaise closer to a multi-year depression. Assuming a recovery takes hold in 2021, we believe a modest rise in longer-term rates—slightly higher than what forward markets predict—and inflation is likely over the next two to three years. Given this view, and the lack of yield cushion in the market, we believe it is important to limit interest rate exposure in the portfolio. This should help mitigate the negative effect of any bond market price declines that could stem from even a small increase in interest rates over time.
In Closing
We remain optimistic about the long-term outlook for the Fund. The equity portfolio trades at a meaningful discount to the overall market: 13.3 times forward earnings compared to 24.2 times for the S&P 500. We have positioned the fixed income portfolio defensively from a duration standpoint, and we will continue to seek opportunities to build portfolio yield through our bottom-up, research-driven investment approach. In addition, the Fund is broadly diversified with exposure to many different investment drivers.
Our thoughts are with all the individuals and the families of those who have suffered from COVID-19, and we also express our gratitude to the dedicated health care workers and first responders battling on the front lines of this pandemic. We wish everyone the best during these challenging times.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
Dodge & Cox Balanced Fund ■ PAGE 2

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
July 31, 2020
[a]	Value stocks are the lower valuation portion of the equity market, and growth stocks are the higher valuation portion.
[b]	The Russell 1000 Growth Index had a total return of 390.3% from June 30, 2010 through June 30, 2020 compared to 169.1% for the Russell 1000 Value Index.
[c]	Sector returns as calculated and reported by Bloomberg.
[d]	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
[e]	Unless otherwise specified, all weightings and characteristics are as of June 30, 2020.
[f]	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
[g]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
[h]	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
PAGE 3 ■ Dodge & Cox Balanced Fund

Year-To-Date Performance Review
The Fund underperformed the Combined Index by 9.7 percentage points year to date. The Fund’s lower allocation to fixed income and higher allocation to equities had a negative impact on relative results.
Equity Portfolio*
■ In Financials, the portfolio’s average overweight position (26% versus 11%) and lower returns (down 31% versus down 24%) detracted. Wells Fargo, Capital One Financial, and Charles Schwab were the biggest detractors.
■ Strong performance by a few large technology and internet- related companies not held in the portfolio hurt relative returns, especially in Information Technology (down 3% versus up 15%) and Consumer Discretionary (down 20% ver up 7%).
Fixed Income Portfolio
■ The portfolio’s below-benchmark duration position (74%** of the Bloomberg Barclays U.S. Agg’s duration) hampered relative returns as Treasury yields declined.
■ Security selection within credit was negative as several holdings underperformed, most notably Rio Oil Finance Trust, Macy’s, Pemex, and HSBC.
■ Asset allocation was positive. Although credit underperformed year to date, the increase we made to the portfolio’s corporate sector weighting amid the market volatility in March and April and the subsequent outperformance of credit contributed to relative returns.
* Excludes the Fund’s preferred stock positions.
** Figures in this section denote Fund positioning at the beginning of the period.
Key Chararacteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Equity Investment Committee, which is responsible for determining the asset allocation of the Balanced Fund and managing the equity portion of the Balanced Fund, is an eight-member committee with an average tenure at Dodge & Cox of 23 years. The U.S. Fixed Income Investment Committee, which is responsible for managing the debt portion of the Balanced Fund, is a nine-member committee with an average tenure of 21 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Dodge & Cox Balanced Fund ■ PAGE 4

Growth of $10,000 Over 10 Years
For An Investment Made On June 30, 2010
Average Annual Total Return
For Periods Ended June 30, 2020
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Balanced Fund	-1.39%	5.59%	9.76%	7.71%
S&P 500 Index	7.51	10.73	13.99	5.91
Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg)	8.74	4.30	3.82	5.14
Combined Index (a)	8.58	8.43	10.08	5.92
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.
Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of S&P Global Inc. Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.
(a) The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large- capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example For Comparison With Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund's actual return). The amount under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2020	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$912.50	$2.52
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.23	2.66
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ■ Dodge & Cox Balanced Fund

Portfolio Information (unaudited) June 30, 2020
Asset Allocation

Equity Sector Diversification (%)	Common	Preferred	% of Net Assets
Financials	18.1	1.8	19.9
Information Technology	13.6	—	13.6
Health Care	11.9	—	11.9
Communication Services	9.2	0.4	9.6
Industrials	6.5	—	6.5
Energy	6.4	—	6.4
Consumer Discretionary	1.9	—	1.9
Materials	1.0	—	1.0
Consumer Staples	0.7	—	0.7
Fixed Income Sector Diversification (%)	% of Net Assets
Corporate	11.9
Securitized	10.4
U.S. Treasury	2.4
Government-Related	1.5
(a)
The Fund holds a short S&P 500 futures position with a notional of approximately -5.6% of the Fund’s common equity position. This position is intended to reduce the Fund’s exposure to a general downturn in the equity markets, but if the S&P 500 Index increases in value, the position will cause a loss for the Fund, which could be in addition to losses suffered in respect to its common stock holdings.

(b)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
Dodge & Cox Balanced Fund ■ PAGE 6

Portfolio of Investments (unaudited) June 30, 2020
Common Stocks: 69.3%
	Shares	Value
Communication Services: 9.2%
Media & Entertainment: 9.0%
Alphabet, Inc., Class A(a)	19,100	$27,084,755
Alphabet, Inc., Class C(a)	229,795	324,840,510
Charter Communications, Inc., Class A(a)	432,007	220,340,850
Comcast Corp., Class A	7,797,848	303,960,115
DISH Network Corp., Class A(a)	2,894,334	99,883,466
Facebook, Inc., Class A(a)	376,900	85,582,683
Fox Corp., Class A	2,666,133	71,505,687
Fox Corp., Class B	1,319,980	35,428,263
News Corp., Class A	1,178,504	13,977,058
		1,182,603,387
Telecommunication Services: 0.2%
T-Mobile U.S., Inc.(a)	252,761	26,325,058
T-Mobile U.S., Inc., Rights(a)	221,161	37,155
		26,362,213
		1,208,965,600
Consumer Discretionary: 1.9%
Automobiles & Components: 0.0%*
Aptiv PLC (Jersey/United States)	5,751	448,118
Consumer Durables & Apparel: 0.2%
Mattel, Inc.(a)	1,966,923	19,020,146
Retailing: 1.7%
Booking Holdings, Inc.(a)	91,000	144,902,940
Qurate Retail, Inc., Series A(a)	4,768,850	45,304,075
The Gap, Inc.	2,700,678	34,082,556
		224,289,571
		243,757,835
Consumer Staples: 0.7%
Food, Beverage & Tobacco: 0.7%
Molson Coors Beverage Company, Class B	2,681,014	92,119,641
Energy: 6.4%
Apache Corp.	4,382,939	59,169,677
Baker Hughes Co., Class A	8,852,900	136,246,131
Concho Resources, Inc.	1,559,400	80,309,100
Halliburton Co.	4,667,040	60,578,179
Hess Corp.	1,680,425	87,062,820
National Oilwell Varco, Inc.	2,020,241	24,747,952
Occidental Petroleum Corp.	11,287,214	206,556,016
Schlumberger, Ltd. (Curacao/United States)	5,336,321	98,134,943
The Williams Companies, Inc.	4,435,000	84,353,700
		837,158,518
Financials: 18.1%
Banks: 5.7%
Bank of America Corp.	11,947,500	283,753,125
JPMorgan Chase & Co.	1,017,800	95,734,268
Truist Financial Corp.	3,152,884	118,390,794
Wells Fargo & Co.	9,899,106	253,417,114
		751,295,301
Diversified Financials: 9.8%
American Express Co.	1,669,500	158,936,400
Bank of New York Mellon Corp.	5,245,200	202,726,980
Capital One Financial Corp.	4,509,126	282,226,196
Charles Schwab Corp.	8,800,378	296,924,754

	Shares	Value
Goldman Sachs Group, Inc.	1,099,100	$217,204,142
State Street Corp.	1,981,000	125,892,550
		1,283,911,022
Insurance: 2.6%
Aegon NV, NY Shs (Netherlands)	13,174,348	38,732,583
Brighthouse Financial, Inc.(a)	1,060,818	29,511,956
Lincoln National Corp.	972,377	35,773,750
MetLife, Inc.	6,714,900	245,228,148
		349,246,437
		2,384,452,760
Health Care: 11.9%
Health Care Equipment & Services: 4.0%
Cigna Corp.	1,258,765	236,207,252
CVS Health Corp.	1,231,400	80,004,058
Medtronic PLC (Ireland/United States)	539,000	49,426,300
UnitedHealth Group, Inc.	550,072	162,243,737
		527,881,347
Pharmaceuticals, Biotechnology & Life Sciences: 7.9%
Alnylam Pharmaceuticals, Inc.(a)	383,800	56,844,618
AstraZeneca PLC ADR (United Kingdom)	1,684,599	89,098,441
BioMarin Pharmaceutical, Inc.(a)	321,700	39,678,478
Bristol-Myers Squibb Co.	2,413,800	141,931,440
Gilead Sciences, Inc.	1,154,780	88,848,773
GlaxoSmithKline PLC ADR (United Kingdom)	4,194,300	171,085,497
Incyte Corp.(a)	302,800	31,482,116
Novartis AG ADR (Switzerland)	1,895,000	165,509,300
Roche Holding AG ADR (Switzerland)	1,408,800	61,113,744
Sanofi ADR (France)	3,810,865	194,544,658
		1,040,137,065
		1,568,018,412
Industrials: 6.5%
Capital Goods: 3.8%
Carrier Global Corp.	3,912,700	86,940,194
Johnson Controls International PLC (Ireland/United States)	6,917,914	236,177,584
Otis Worldwide Corp.	920,500	52,339,630
Raytheon Technologies Corp.	2,136,300	131,638,806
		507,096,214
Transportation: 2.7%
FedEx Corp.	2,527,654	354,427,644
		861,523,858
Information Technology: 13.6%
Semiconductors & Semiconductor Equipment: 1.8%
Microchip Technology, Inc.	2,317,000	244,003,270
Software & Services: 4.2%
Cognizant Technology Solutions Corp., Class A	2,341,200	133,026,984
Micro Focus International PLC ADR (United Kingdom)	3,451,871	18,916,253
Microsoft Corp.	1,515,200	308,358,352
VMware, Inc., Class A(a)	561,500	86,953,890
		547,255,479
Technology, Hardware & Equipment: 7.6%
Cisco Systems, Inc.	2,465,500	114,990,920
Dell Technologies, Inc., Class C(a)	3,158,568	173,531,726
Hewlett Packard Enterprise Co.	15,214,520	148,037,279
HP Inc.	16,691,430	290,931,625
PAGE 7 ■  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2020
Common Stocks (continued)
	Shares	Value
Juniper Networks, Inc.	4,118,229	$94,142,715
TE Connectivity, Ltd. (Switzerland)	2,193,036	178,842,086
		1,000,476,351
		1,791,735,100
Materials: 1.0%
Celanese Corp.	1,086,532	93,811,173
LyondellBasell Industries NV, Class A (Netherlands)	536,100	35,232,492
		129,043,665
Total Common Stocks (Cost $7,612,762,943)		$9,116,775,389
Preferred Stocks: 2.2%
	Par Value	Value
Communication Services: 0.4%
Media & Entertainment: 0.4%
NBCUniversal Enterprise, Inc. 5.25%(b)(c)	$ 53,210,000	$53,343,025
Financials: 1.8%
Banks: 1.8%
Bank of America Corp. 6.10%(b)(d)	16,008,000	16,888,440
Bank of America Corp. 6.25%(b)(d)	8,170,000	8,456,522
Citigroup, Inc. 5.95%(b)(d)	5,175,000	5,123,015
Citigroup, Inc. 5.95%(b)(d)	48,477,000	48,137,661
Citigroup, Inc. 6.25%(b)(d)	45,886,000	48,679,081
JPMorgan Chase & Co. 6.10%(b)(d)	73,080,000	74,786,072
Wells Fargo & Co. 5.875%(b)(d)	27,987,000	29,088,848
		231,159,639
Total Preferred Stocks (Cost $279,087,678)		$284,502,664
Debt Securities: 26.2%
	Par Value	Value
U.S. Treasury: 2.4%
U.S. Treasury Inflation Indexed
0.625%, 4/15/23(e)	$27,085,801	$28,190,678
0.125%, 1/15/22(e)	9,546,995	9,685,290
0.125%, 4/15/22(e)	57,933,681	58,835,225
U.S. Treasury Note/Bond
1.125%, 2/28/22	46,785,000	47,528,808
0.375%, 3/31/22	93,500,000	93,836,016
0.125%, 5/15/23	79,250,000	79,129,267
		317,205,284
Government-Related: 1.5%
Agency: 0.6%
Petroleo Brasileiro SA (Brazil)
5.093%, 1/15/30(c)	7,927,000	7,895,292
7.25%, 3/17/44	4,300,000	4,674,100
Petroleos Mexicanos (Mexico)
6.875%, 8/4/26	8,775,000	8,299,483
6.50%, 3/13/27	18,400,000	16,606,368
6.625%, 6/15/35	9,425,000	7,669,122
6.375%, 1/23/45	20,125,000	14,975,616
6.75%, 9/21/47	11,625,000	8,937,881
6.35%, 2/12/48	12,058,000	8,954,874
6.95%, 1/28/60(c)	3,367,000	2,588,348
		80,601,084
Local Authority: 0.9%
L.A. Unified School District GO
5.75%, 7/1/34	1,250,000	1,728,362
New Jersey Turnpike Authority RB

	Par Value	Value
7.102%, 1/1/41	$12,436,000	$20,546,635
State of California GO
7.50%, 4/1/34	13,470,000	21,966,068
7.55%, 4/1/39	1,780,000	3,169,628
7.30%, 10/1/39	18,730,000	31,313,563
7.625%, 3/1/40	4,590,000	8,102,222
State of Illinois GO
5.10%, 6/1/33	22,615,000	22,941,787
		109,768,265
		190,369,349
Securitized: 10.4%
Asset-Backed: 2.3%
Federal Agency: 0.0%
Small Business Admin. - 504 Program
Series 2000-20G 1, 7.39%, 7/1/20	24,854	24,855
Series 2000-20I 1, 7.21%, 9/1/20	7,571	7,597
Series 2001-20E 1, 6.34%, 5/1/21	96,034	97,702
Series 2001-20G 1, 6.625%, 7/1/21	102,432	103,844
Series 2003-20J 1, 4.92%, 10/1/23	591,696	619,880
Series 2007-20F 1, 5.71%, 6/1/27	927,171	1,013,526
		1,867,404
Other: 0.4%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(c)	18,643,998	19,016,878
9.75%, 1/6/27(c)	28,268,028	29,222,074
8.20%, 4/6/28(c)	4,775,000	4,792,906
		53,031,858
Student Loan: 1.9%
Navient Student Loan Trust
USD LIBOR 1-Month
+1.30%, 1.485%, 3/25/66(c)	24,832,000	24,042,598
+0.80%, 0.985%, 7/26/66(c)	7,353,311	7,010,158
+1.15%, 1.335%, 7/26/66(c)	6,902,000	6,721,855
+1.05%, 1.235%, 12/27/66(c)	5,810,276	5,633,411
+0.75%, 0.935%, 3/25/67(c)	86,422,000	81,806,495
+1.00%, 1.185%, 2/27/68(c)	4,337,000	4,361,697
+0.70%, 0.885%, 2/25/70(c)	10,220,211	9,683,671
SLM Student Loan Trust
USD LIBOR 1-Month
+0.75%, 0.935%, 1/25/45(c)	37,242,227	35,042,370
USD LIBOR 3-Month
+0.17%, 1.161%, 1/25/41	13,082,344	12,080,681
+0.55%, 1.541%, 10/25/64(c)	47,238,750	44,884,252
SMB Private Education Loan Trust (Private Loans)
Series 2018-B A2A, 3.60%, 1/15/37(c)	18,046,746	18,755,422
		250,022,610
		304,921,872
CMBS: 0.2%
Agency CMBS: 0.2%
Fannie Mae Multifamily DUS
Pool AL8144, 2.63%, 10/1/22(f)	450,519	460,132
Pool AL9086, 2.30%, 7/1/23(f)	361,063	374,197
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.498%, 3/25/26(f)	10,435,925	689,682
Series K056 X1, 1.397%, 5/25/26(f)	4,567,895	282,030
Series K064 X1, 0.742%, 3/25/27(f)	9,463,175	335,049
Series K065 X1, 0.813%, 4/25/27(f)	43,981,398	1,761,138
Series K066 X1, 0.889%, 6/25/27(f)	37,629,839	1,670,806
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ■  PAGE 8

Portfolio of Investments (unaudited) June 30, 2020
Debt Securities (continued)
	Par Value	Value
Series K069 X1, 0.491%, 9/25/27(f)	$233,887,891	$5,644,019
Series K090 X1, 0.852%, 2/25/29(f)	180,656,973	9,884,177
		21,101,230

Mortgage-Related: 7.9%
Federal Agency CMO & REMIC: 2.7%
Dept. of Veterans Affairs
Series 1995-1 1, 6.29%, 2/15/25(f)	149,967	165,200
Series 1995-2C 3A, 8.793%, 6/15/25	58,314	67,052
Series 2002-1 2J, 6.50%, 8/15/31	4,676,244	5,370,146
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	1,167,255	1,397,805
Trust 2009-30 AG, 6.50%, 5/25/39	1,162,126	1,342,541
Trust 2009-66 ET, 6.00%, 5/25/39	565,087	599,830
Trust 2001-T7 A1, 7.50%, 2/25/41	852,322	1,023,585
Trust 2001-T5 A3, 7.50%, 6/19/41(f)	412,499	501,432
Trust 2001-T4 A1, 7.50%, 7/25/41	916,406	1,106,722
Trust 2001-T8 A1, 7.50%, 7/25/41	856,984	1,025,964
Trust 2001-W3 A, 7.00%, 9/25/41(f)	559,527	624,057
Trust 2001-T10 A2, 7.50%, 12/25/41	575,196	666,147
Trust 2013-106 MA, 4.00%, 2/25/42	6,241,378	6,795,271
Trust 2002-W6 2A1, 7.00%, 6/25/42(f)	923,703	1,056,503
Trust 2002-W8 A2, 7.00%, 6/25/42	1,224,408	1,485,302
Trust 2003-W2 1A2, 7.00%, 7/25/42	799,174	967,744
Trust 2003-W2 1A1, 6.50%, 7/25/42	1,955,359	2,311,249
Trust 2003-W4 4A, 6.172%, 10/25/42(f)	979,418	1,156,359
Trust 2012-121 NB, 7.00%, 11/25/42	1,280,492	1,563,305
Trust 2004-T1 1A2, 6.50%, 1/25/44	875,198	1,033,841
Trust 2004-W2 5A, 7.50%, 3/25/44	1,579,326	1,855,741
Trust 2004-W8 3A, 7.50%, 6/25/44	272,120	326,894
Trust 2005-W4 1A2, 6.50%, 8/25/45	2,884,250	3,407,035
Trust 2009-11 MP, 7.00%, 3/25/49	2,623,942	3,201,351
USD LIBOR 1-Month
+0.55%, 0.735%, 9/25/43	5,215,724	5,239,362
Freddie Mac
Series 16 PK, 7.00%, 8/25/23	546,474	580,322
Series T-48 1A4, 5.538%, 7/25/33	19,534,621	22,421,318
Series T-51 1A, 6.50%, 9/25/43(f)	136,551	170,812
Series T-59 1A1, 6.50%, 10/25/43	6,765,971	8,432,720
Series 4281 BC, 4.50%, 12/15/43(f)	31,980,267	36,023,062
USD LIBOR 1-Month
+0.61%, 0.795%, 9/15/43	12,056,867	12,232,484
Ginnie Mae
USD LIBOR 1-Month
+0.62%, 0.923%, 9/20/64	3,437,763	3,443,432
+0.70%, 1.003%, 1/20/70	29,172,117	29,486,905
+0.65%, 0.953%, 1/20/70	35,357,376	35,530,769
USD LIBOR 12-Month
+0.30%, 2.263%, 1/20/67	22,984,992	23,072,457
+0.23%, 2.204%, 10/20/67	21,251,129	21,175,097
+0.23%, 2.204%, 10/20/67	12,641,564	12,600,410
+0.06%, 2.055%, 12/20/67	32,982,270	32,748,762
+0.08%, 0.916%, 5/20/68	8,180,287	8,056,480
+0.25%, 2.453%, 6/20/68	26,843,294	26,685,581
+0.28%, 2.087%, 11/20/68	38,447,593	38,528,598
+0.25%, 2.213%, 12/20/68	4,108,954	4,105,623
		359,585,270

	Par Value	Value
Federal Agency Mortgage Pass-Through: 5.2%
Fannie Mae, 15 Year
6.00%, 3/1/22	$40,077	$40,963
4.50%, 1/1/25 - 1/1/27	4,482,516	4,728,943
3.50%, 11/1/25 - 12/1/29	14,294,283	15,053,675
Fannie Mae, 20 Year
4.00%, 11/1/30 - 2/1/37	30,015,736	32,305,602
4.50%, 1/1/31 - 12/1/34	45,208,989	49,297,582
3.50%, 6/1/35 - 4/1/37	53,232,072	56,454,450
Fannie Mae, 30 Year
6.50%, 12/1/28 - 8/1/39	10,962,049	12,764,727
5.50%, 7/1/33 - 8/1/37	7,112,709	8,155,746
6.00%, 9/1/36 - 8/1/37	9,912,572	11,523,681
7.00%, 8/1/37	274,714	324,916
4.50%, 3/1/40	1,240,932	1,382,671
3.50%, 4/1/48	10,842,932	11,437,411
5.00%, 12/1/48 - 3/1/49	14,327,526	15,657,475
2.50%, 6/1/50 - 7/1/50	81,849,556	85,898,665
Fannie Mae, 40 Year
4.50%, 6/1/56	29,477,526	32,873,426
Fannie Mae, Hybrid ARM
4.175%, 9/1/34(f)	614,079	616,951
3.413%, 12/1/34(f)	517,616	523,805
3.575%, 1/1/35(f)	718,703	751,727
2.698%, 1/1/35(f)	725,074	744,367
3.704%, 8/1/35(f)	466,261	470,253
3.635%, 5/1/37(f)	605,115	608,900
2.795%, 7/1/39(f)	183,320	183,763
3.667%, 11/1/40(f)	771,426	783,465
3.70%, 12/1/40(f)	2,386,588	2,492,471
3.663%, 11/1/43(f)	1,886,843	1,958,007
3.539%, 4/1/44(f)	4,468,803	4,654,827
2.784%, 11/1/44(f)	8,847,389	9,177,870
2.769%, 12/1/44(f)	7,179,200	7,448,103
2.924%, 9/1/45(f)	1,968,815	2,034,849
2.84%, 12/1/45(f)	9,847,878	10,171,361
2.655%, 1/1/46(f)	9,912,210	10,250,436
2.969%, 4/1/46(f)	5,944,816	6,234,701
2.516%, 12/1/46(f)	9,829,515	10,294,952
3.169%, 6/1/47(f)	7,663,058	7,984,590
3.122%, 7/1/47(f)	9,748,954	10,157,797
2.714%, 8/1/47(f)	13,938,240	14,395,763
3.319%, 1/1/49(f)	7,769,161	8,100,211
Freddie Mac, Hybrid ARM
3.266%, 5/1/34(f)	872,413	897,689
4.118%, 10/1/35(f)	1,556,210	1,629,066
3.291%, 4/1/37(f)	1,199,298	1,254,891
4.047%, 9/1/37(f)	906,545	952,929
4.089%, 1/1/38(f)	158,977	159,631
4.065%, 2/1/38(f)	1,001,666	1,067,182
3.686%, 7/1/38(f)	109,830	115,936
3.518%, 10/1/38(f)	413,546	417,953
3.578%, 10/1/41(f)	656,661	689,774
3.654%, 8/1/42(f)	1,346,533	1,404,344
3.018%, 5/1/44(f)	6,802,405	7,068,340
3.029%, 5/1/44(f)	1,136,923	1,182,264
3.147%, 6/1/44(f)	1,678,608	1,746,743
2.96%, 6/1/44(f)	2,189,993	2,276,083
3.079%, 1/1/45(f)	9,932,564	10,328,034
2.73%, 10/1/45(f)	5,808,931	5,986,366
2.837%, 10/1/45(f)	5,819,104	6,009,708
3.235%, 7/1/47(f)	5,469,835	5,691,822
3.239%, 1/1/49(f)	24,048,408	25,072,872
3.735%, 3/1/49(f)	6,069,942	6,329,252
PAGE 9 ■  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2020
Debt Securities (continued)
	Par Value	Value
Freddie Mac Gold, 15 Year
4.50%, 9/1/24 - 9/1/26	$2,984,792	$3,181,713
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	1,804,634	2,007,530
4.50%, 4/1/31 - 6/1/31	5,735,628	6,256,816
Freddie Mac Gold, 30 Year
7.75%, 7/25/21	5,898	5,890
7.47%, 3/17/23	27,966	28,307
6.50%, 12/1/32 - 4/1/33	3,313,158	3,848,512
7.00%, 11/1/37 - 9/1/38	2,801,821	3,298,430
5.50%, 12/1/37	353,044	403,176
6.00%, 2/1/39	921,989	1,076,278
4.50%, 9/1/41 - 6/1/42	27,069,047	30,091,288
Freddie Mac Pool, 30 Year
2.50%, 6/1/50	102,131,000	107,127,599
Ginnie Mae, 30 Year
7.50%, 11/15/24 - 10/15/25	262,222	284,644
		685,830,164
		1,045,415,434
		1,371,438,536
Corporate: 11.9%
Financials: 3.9%
Anthem, Inc.
2.25%, 5/15/30	3,925,000	4,038,041
Bank of America Corp.
3.004%, 12/20/23(d)	31,918,000	33,570,051
4.20%, 8/26/24	5,825,000	6,463,694
4.45%, 3/3/26	3,970,000	4,558,373
4.25%, 10/22/26	2,970,000	3,404,578
4.183%, 11/25/27	7,925,000	9,039,651
Barclays PLC (United Kingdom)
4.375%, 9/11/24	18,275,000	19,513,418
4.836%, 5/9/28	4,525,000	4,966,091
BNP Paribas SA (France)
4.25%, 10/15/24	36,700,000	40,419,061
4.375%, 9/28/25(c)	8,223,000	9,064,466
4.625%, 3/13/27(c)	9,775,000	10,950,113
Boston Properties, Inc.
3.125%, 9/1/23	7,550,000	7,999,547
3.80%, 2/1/24	5,000,000	5,423,023
3.65%, 2/1/26	4,450,000	4,928,843
3.25%, 1/30/31	5,850,000	6,292,699
Capital One Financial Corp.
3.50%, 6/15/23	10,581,000	11,331,883
4.20%, 10/29/25	10,175,000	11,291,028
Citigroup, Inc.
USD LIBOR 3-Month
+6.37%, 7.13%, 10/30/40(b)	37,080,925	39,379,942
Equity Residential
3.00%, 4/15/23	10,275,000	10,794,057
2.85%, 11/1/26	6,000,000	6,516,501
HSBC Holdings PLC (United Kingdom)
3.95%, 5/18/24(d)	8,000,000	8,597,642
4.30%, 3/8/26	11,462,000	12,938,336
6.50%, 5/2/36	23,805,000	32,131,237
6.50%, 9/15/37	8,265,000	11,204,199
JPMorgan Chase & Co.
8.75%, 9/1/30(b)	25,692,000	37,345,828
2.956%, 5/13/31(d)	3,300,000	3,509,150
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	19,575,000	21,413,265
4.65%, 3/24/26	10,875,000	12,099,257

	Par Value	Value
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	$43,156,000	$47,110,023
UniCredit SPA (Italy)
7.296%, 4/2/34(c)(d)	23,425,000	26,417,689
Unum Group
7.25%, 3/15/28	1,526,000	1,789,853
6.75%, 12/15/28	11,368,000	12,745,017
Wells Fargo & Co.
4.10%, 6/3/26	3,376,000	3,805,261
4.30%, 7/22/27	16,645,000	19,092,171
2.572%, 2/11/31(d)	12,005,000	12,558,337
		512,702,325
Industrials: 7.5%
AbbVie, Inc.
3.20%, 11/21/29(c)	4,075,000	4,531,802
4.05%, 11/21/39(c)	10,550,000	12,235,965
4.25%, 11/21/49(c)	16,550,000	19,838,680
Altria Group, Inc.
2.35%, 5/6/25	800,000	841,776
3.40%, 5/6/30	775,000	833,664
Anheuser-Busch InBev SA/NV (Belgium)
5.55%, 1/23/49	20,425,000	27,339,300
AT&T, Inc.
5.35%, 9/1/40	27,575,000	34,656,601
5.65%, 2/15/47	5,175,000	6,763,975
Bayer AG (Germany)
4.25%, 12/15/25(c)	6,600,000	7,577,522
4.375%, 12/15/28(c)	19,400,000	22,667,472
BHP Billiton, Ltd. (Australia)
6.75%, 10/19/75(b)(c)(d)	7,575,000	8,730,187
Burlington Northern Santa Fe LLC(g)
5.72%, 1/15/24	2,074,246	2,249,702
5.629%, 4/1/24	6,088,300	6,563,552
5.342%, 4/1/24	3,677,835	3,870,500
Cemex SAB de CV (Mexico)
6.00%, 4/1/24(c)	6,877,000	6,806,167
5.70%, 1/11/25(c)	22,475,000	21,969,312
6.125%, 5/5/25(c)	6,670,000	6,478,237
Charter Communications, Inc.
4.125%, 2/15/21	5,547,000	5,610,588
6.55%, 5/1/37	11,000,000	14,467,109
6.75%, 6/15/39	6,160,000	8,183,130
6.484%, 10/23/45	38,477,000	51,122,169
5.75%, 4/1/48	3,700,000	4,604,280
Cigna Corp.
7.875%, 5/15/27(c)	17,587,000	23,551,026
Coca-Cola Co.
3.45%, 3/25/30	6,400,000	7,528,680
4.125%, 3/25/40	1,100,000	1,400,548
4.20%, 3/25/50	1,625,000	2,133,189
Cox Enterprises, Inc.
2.95%, 6/30/23(c)	17,166,000	18,084,108
3.85%, 2/1/25(c)	18,776,000	20,497,676
3.35%, 9/15/26(c)	3,400,000	3,759,300
CRH PLC (Ireland)
3.875%, 5/18/25(c)	10,250,000	11,305,286
CVS Health Corp.
4.30%, 3/25/28	4,500,000	5,260,914
4.78%, 3/25/38	8,125,000	10,093,165
5.05%, 3/25/48	4,725,000	6,146,129
Dillard's, Inc.
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ■  PAGE 10

Portfolio of Investments (unaudited) June 30, 2020
Debt Securities (continued)
	Par Value	Value
7.875%, 1/1/23	$8,660,000	$8,864,549
7.75%, 7/15/26	50,000	53,153
7.75%, 5/15/27	540,000	569,855
7.00%, 12/1/28	15,135,000	15,105,468
Dow, Inc.
7.375%, 11/1/29	17,000,000	23,949,782
9.40%, 5/15/39	5,677,000	9,416,362
Elanco Animal Health, Inc.
4.662%, 8/27/21	2,500,000	2,550,000
5.022%, 8/28/23	2,500,000	2,625,000
5.65%, 8/28/28	6,175,000	6,846,840
Exxon Mobil Corp.
4.227%, 3/19/40	5,545,000	6,701,364
4.327%, 3/19/50	6,950,000	8,707,059
FedEx Corp.
4.25%, 5/15/30	3,575,000	4,082,169
5.25%, 5/15/50	4,100,000	5,005,552
Ford Motor Credit Co. LLC(g)
5.75%, 2/1/21	12,700,000	12,759,436
5.875%, 8/2/21	12,945,000	13,070,566
3.813%, 10/12/21	14,270,000	14,074,501
5.596%, 1/7/22	9,425,000	9,495,687
4.25%, 9/20/22	4,243,000	4,159,031
4.14%, 2/15/23	5,166,000	5,054,673
4.375%, 8/6/23	11,405,000	11,204,044
HCA Healthcare, Inc.
4.125%, 6/15/29	6,725,000	7,416,695
5.25%, 6/15/49	10,255,000	12,346,773
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(c)	29,225,000	32,164,920
3.875%, 7/26/29(c)	21,150,000	22,263,593
Kinder Morgan, Inc.
5.50%, 3/1/44	20,643,000	24,201,853
5.40%, 9/1/44	15,719,000	18,490,340
Macy's, Inc.
6.70%, 7/15/34	5,890,000	4,134,780
Occidental Petroleum Corp.
2.90%, 8/15/24	7,900,000	6,754,500
3.20%, 8/15/26	15,450,000	12,471,703
Oracle Corp.
3.60%, 4/1/50	15,500,000	17,468,706
Procter & Gamble Co.
3.55%, 3/25/40	1,175,000	1,417,053
Prosus NV (Netherlands)
5.50%, 7/21/25(c)	25,825,000	29,166,755
4.85%, 7/6/27(c)	14,200,000	15,886,392
RELX PLC (United Kingdom)
4.00%, 3/18/29	5,400,000	6,269,948
TC Energy Corp. (Canada)
5.625%, 5/20/75(b)(d)	20,570,000	20,107,175
5.30%, 3/15/77(b)(d)	28,160,000	27,667,200
5.50%, 9/15/79(b)(d)	6,850,000	6,832,875
Telecom Italia SPA (Italy)
5.303%, 5/30/24(c)	14,663,000	15,268,142
7.20%, 7/18/36	11,596,000	13,799,240
7.721%, 6/4/38	8,212,000	10,332,667
The Kraft Heinz Co.
5.50%, 6/1/50(c)	5,000,000	5,327,895
The Williams Companies, Inc.
3.50%, 11/15/30	6,400,000	6,732,261
T-Mobile U.S. Inc.
3.875%, 4/15/30(c)	7,975,000	8,888,696
4.375%, 4/15/40(c)	2,675,000	3,094,226
4.50%, 4/15/50(c)	1,775,000	2,090,861

	Par Value	Value
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(c)	$12,050,000	$12,441,745
5.25%, 6/6/29(c)	11,350,000	11,537,275
Union Pacific Corp.
6.176%, 1/2/31	5,249,645	6,056,364
United Parcel Service, Inc.
5.20%, 4/1/40	4,225,000	5,831,397
Verizon Communications, Inc.
4.272%, 1/15/36	11,847,000	14,667,117
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(b)(d)	16,900,000	19,809,708
Xerox Holdings Corp.
4.50%, 5/15/21	21,561,000	21,728,529
Zoetis, Inc.
4.50%, 11/13/25	17,545,000	20,478,188
		995,142,374
Utilities: 0.5%
Dominion Energy, Inc.
4.104%, 4/1/21	5,650,000	5,777,275
5.75%, 10/1/54(b)(d)	22,950,000	23,352,087
Enel SPA (Italy)
4.625%, 9/14/25(c)	5,000,000	5,694,150
6.80%, 9/15/37(c)	13,700,000	18,990,737
6.00%, 10/7/39(c)	8,352,000	11,117,596
		64,931,845
		1,572,776,544
Total Debt Securities (Cost $3,257,199,385)		$3,451,789,713
Short-Term Investments: 2.1%
	Par Value/ Shares	Value
Repurchase Agreements: 1.7%
Fixed Income Clearing Corporation(h) 0.000%, dated 6/30/20, due 7/1/20, maturity value $225,591,000	$225,591,000	$225,591,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund	52,188,844	52,188,844
Total Short-Term Investments (Cost $277,779,844)		$277,779,844
Total Investments In Securities (Cost $11,426,829,850)	99.8%	$13,130,847,610
Other Assets Less Liabilities	0.2%	31,673,564
Net Assets	100.0%	$13,162,521,174
PAGE 11 ■  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2020
(a)	Non-income producing
(b)	Hybrid security: characteristics of both a debt and equity security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(e)	Inflation-linked
(f)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(g)	Subsidiary (see below)
(h)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.75%, 7/15/22. Total collateral value is $230,099,105.
*	Rounds to 0.0%.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.
ADR: American Depositary Receipt
ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
DUS: Delegated Underwriting and Servicing
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Index— Short Position	(4,789)	9/18/20	$(739,948,390)	$(6,731,183)
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ■  PAGE 12

Statement of Assets and Liabilities (unaudited)
June 30, 2020
Assets:
Investments in securities, at value (cost $11,426,829,850)	$13,130,847,610
Deposits with broker for futures contracts	57,468,000
Receivable for investments sold	13,282,614
Receivable for Fund shares sold	2,675,113
Dividends and interest receivable	44,485,972
Prepaid expenses and other assets	30,954
13,248,790,263
Liabilities:
Payable for variation margin for futures contracts	10,176,584
Payable for investments purchased	61,145,377
Payable for Fund shares redeemed	8,574,604
Management fees payable	5,498,693
Accrued expenses	873,831
86,269,089
Net Assets	$13,162,521,174
Net Assets Consist of:
Paid in capital	$11,051,851,485
Distributable earnings	2,110,669,689
$13,162,521,174
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	145,521,288
Net asset value per share	$90.45
Statement of Operations (unaudited)
Six Months Ended June 30, 2020
Investment Income:
Dividends (net of foreign taxes of $3,388,070)	$126,324,718
Interest	76,055,560
202,380,278
Expenses:
Management fees	34,108,069
Custody and fund accounting fees	121,469
Transfer agent fees	1,044,420
Professional services	178,566
Shareholder reports	203,733
Registration fees	83,947
Trustees fees	200,833
Miscellaneous	258,526
36,199,563
Net Investment Income	166,180,715
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities	489,101,181
Futures contracts	(70,876,894)
Net change in unrealized appreciation/depreciation
Investments in securities	(2,016,585,595)
Futures contracts	(6,731,183)
Net realized and unrealized loss	(1,605,092,491)
Net Change in Net Assets From Operations	$(1,438,911,776)
Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019
Operations:
Net investment income	$166,180,715	$373,778,340
Net realized gain (loss)	418,224,287	875,279,431
Net change in unrealized appreciation/depreciation	(2,023,316,778)	1,455,625,399
	(1,438,911,776)	2,704,683,170
Distributions to Shareholders:
Total distributions	(305,265,814)	(1,421,513,759)
Fund Share Transactions:
Proceeds from sale of shares	477,825,470	1,279,350,269
Reinvestment of distributions	286,980,511	1,341,818,633
Cost of shares redeemed	(1,604,670,303)	(2,338,804,558)
Net change from Fund share transactions	(839,864,322)	282,364,344
Total change in net assets	(2,584,041,912)	1,565,533,755
Net Assets:
Beginning of period	15,746,563,086	14,181,029,331
End of period	$13,162,521,174	$15,746,563,086
Share Information:
Shares sold	5,268,406	12,844,379
Distributions reinvested	3,465,055	13,468,923
Shares redeemed	(18,196,301)	(23,371,084)
Net change in shares outstanding	(9,462,840)	2,942,218
PAGE 13 ■  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Notes to Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio securities and other financial instruments for which market quotes are readily available are valued at mar value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security.
Debt securities, certain preferred stocks, and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuas that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reason ably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of infor may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions  Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/ corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non- accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a por of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market conven
Dodge & Cox Balanced Fund ■ PAGE 14

Notes to Financial Statements (unaudited)
tion. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Statement of Assets and Liabilities.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counter on a specified future date at the same price, plus a speci interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2020:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$1,208,965,600	$—
Consumer Discretionary	243,757,835	—
Consumer Staples	92,119,641	—
Energy	837,158,518	—
Financials	2,384,452,760	—
Health Care	1,568,018,412	—
Industrials	861,523,858	—
Information Technology	1,791,735,100	—
Materials	129,043,665	—
Preferred Stocks
Communication Services	—	53,343,025
Financials	—	231,159,639
Debt Securities
U.S. Treasury	—	317,205,284
Government-Related	—	190,369,349
Securitized	—	1,371,438,536
Corporate	—	1,572,776,544
Short-Term Investments
Repurchase Agreements	—	225,591,000
Money Market Fund	52,188,844	—
Total Securities	$9,168,964,233	$3,961,883,377
Other Investments
Futures Contracts
Depreciation	$(6,731,183)	$—
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange- traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receiv
PAGE 15 ■ Dodge & Cox Balanced Fund

Notes to Financial Statements (unaudited)
able and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
Additional derivative information The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
Equity Derivatives
Liabilities
Futures contracts(a)	$6,731,183
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
Equity Derivatives
Net realized gain (loss)
Futures contracts	$(70,876,894)
Net change in unrealized appreciation/depreciation
Futures contracts	$(6,731,183)
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2020.
Derivative		% of Net Assets
Futures contracts	USD notional value	0-6%
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2020	Year Ended December 31, 2019
Ordinary income	$192,173,185	$381,385,933
	($1.307 per share)	($2.529 per share)
Long-term capital gain	$113,092,629	$1,040,127,826
	($0.762 per share)	($6.971 per share)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2019, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$27,395,424
Undistributed long-term capital gain	$113,010,136
At June 30, 2020, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$11,443,603,394
Unrealized appreciation	2,671,335,547
Unrealized depreciation	(990,822,514)
Net unrealized appreciation	1,680,513,033
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2020, the Fund’s commitment fee amounted to $37,367 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrow on the Line of Credit during the period.
Dodge & Cox Balanced Fund ■ PAGE 16

Notes to Financial Statements (unaudited)
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2020, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,956,995,207 and $2,787,171,474, respectively. For the six months ended June 30, 2020, purchases and sales of U.S. government securities aggregated $1,612,630,699 and $2,896,857,382, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2020, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.
PAGE 17 ■ Dodge & Cox Balanced Fund

Financial Highlights (unaudited)
Selected Data and Ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of period	$101.60	$93.27	$107.00	$103.35	$94.42	$102.48
Income from investment operations:
Net investment income	1.13	2.48	2.20	2.28	2.34	2.06
Net realized and unrealized gain (loss)	(10.21)	15.35	(7.00)	10.45	12.89	(4.99)
Total from investment operations	(9.08)	17.83	(4.80)	12.73	15.23	(2.93)
Distributions to shareholders from:
Net investment income	(1.14)	(2.46)	(2.01)	(2.29)	(2.34)	(2.06)
Net realized gain	(0.93)	(7.04)	(6.92)	(6.79)	(3.96)	(3.07)
Total distributions	(2.07)	(9.50)	(8.93)	(9.08)	(6.30)	(5.13)
Net asset value, end of period	$90.45	$101.60	$93.27	$107.00	$103.35	$94.42
Total return	(8.75)%	19.62%	(4.61)%	12.59%	16.55%	(2.88)%
Ratios/supplemental data:
Net assets, end of period (millions)	$13,163	$15,747	$14,181	$16,387	$15,382	$14,269
Ratio of expenses to average net assets	(a)0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	(a)2.44%	2.46%	2.06%	2.12%	2.41%	2.03%
Portfolio turnover rate	34%	35%	24%	19%	24%	20%
(a)	Annualized
See accompanying Notes to Financial Statements
Dodge & Cox Balanced Fund ■ PAGE 18

Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 19 ■ Dodge & Cox Balanced Fund

Balanced Fund
dodgeandcox.com
For Fund literature, transactions, and account information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc. P.O. Box 219502 Kansas City, Missouri 64121-9502 (800) 621-3979
Investment Manager
Dodge & Cox 555 California Street, 40th Floor San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus. This report reflects our views, opinions, and portfolio holdings as of June 30, 2020, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2020

Semi-Annual Report
June 30, 2020
Income Fund
ESTABLISHED 1989
TICKER: DODIX
Important Notice:
Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.
If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.
06/20 IF SAR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox Income Fund had a total return of 5.2% for the six months ended June 30, 2020, compared to a total return of 6.1% for the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg).
Market Commentary
The first half of 2020 was dominated by the coronavirus (COVID-19) pandemic and its devastating health, social, and economic impacts. While financial markets were volatile, a decline in interest rates led to positive fixed income returns. Risk assets plunged in the first quarter over concerns about the virus and the economic fallout, but staged a remarkable recovery in the second quarter as investors were heartened by the rapid and unprecedented monetary and fiscal policy response from the U.S. government.
As the crisis unfolded, jobless claims surged to record levels, economic activity plunged, and consumer and business confidence indicators fell to near-decade lows. However, more recent economic data have been more positive than many expected. While the unemployment rate shot up to 14.7% in early May, the highest level since the Great Depression, the rate has since declined to 11.1% as employers added back over seven million jobs in May and June from the 22 million lost in March and April.
Reacting to the severe human and economic toll of the crisis, as well as the turmoil in financial markets, policymakers enacted extraordinary monetary and fiscal initiatives. The Federal Reserve cut short-term interest rates by 150 basis pointsa to a range of 0% to 0.25% and buttressed this action with a massive securities purchase program (i.e., quantitative easing). Fed Chair Jerome Powell indicated that the central bank expects to keep interest rates low for an extended period, but said it is not considering negative interest rates at this time. Meanwhile, Congress enacted a fiscal stimulus bill valued at $2 trillion, a sum equal to nearly 10% of U.S. GDP, in an effort to support businesses, employees, and households.
The investment-grade Corporate bond sector returned 5.0%b in the first half of the year, underperforming comparable-durationc Treasuries by 5.4 percentage points despite a remarkable recovery in the second quarter. In late March, yield premiumsd on investment- grade corporate bonds reached levels not seen since the 2008-09 global financial crisis as investors grew increasingly concerned about the depth and duration of the economic slowdown and its ramifications for corporate earnings and creditworthiness. However, the Fed’s announced intention to purchase corporate bond exchange traded funds (“ETFs”) and individual corporate bonds through newly created facilities (e.g., Primary and Secondary Market Corporate Credit Facilities) bolstered the market, calming fears around liquidity and default risks. Meanwhile, Agencye mortgage-backed securities returned just 3.5% and underperformed comparable short-duration Treasuries by 0.5 percentage points. Prepayments increased dramatically as low interest rates made refinancing attractive and shelter-in-place hurdles to refinancing proved less onerous than expected.
Investment Strategy
Despite the volatile and challenging market environment, we believe this is an opportune time to be an active, value-driven, and long-term investor. The sell-off in credit in March and April was sharp, broad, and somewhat indiscriminate. In response to the rapidly evolving landscape, we focused our efforts on both playing offense (evaluating new credit investment opportunities) and defense (stress testing current holdings).
In the first six months of 2020, we established new positions in over a dozen corporate issuers at what we believe were exceptionally attractive valuations. These purchases, along with many additions to existing corporate issuers, increased the Fund’s Corporate sector weighting by 11 percentage points to 45%.f To fund these purchases, we sold certain Agency MBS and U.S. Treasuries, which now make up 31% and 8% of the Fund, respectively. We lengthened the Fund’s duration modestly through the aforementioned corporate bond purchases, though we remain defensively positioned with respect to interest rate risk. This reflects our expectation that over the medium and long-term interest rates will rise from today’s exceptionally low levels.
It is rare for Dodge & Cox to make such significant changes to portfolio positioning in a short period of time, but we believe the uncertainty and incredible market volatility created uniquely attractive investment opportunities. Our experienced investment team has leaned into this extremely challenging market environment, drawing on our deep, broad knowledge of sectors, industries, companies, and securities.
The Credit Sector: Market Volatility Creates Opportunity
Over a mere three week period in March, corporate bond yield premiums nearly tripled. The speed of change was historic, and the magnitude stunning, as investors grappled with the uncertain impact of the coronavirus on the economy at large. As the crisis unfolded, many high quality, fundamentally creditworthy companies issued long-term debt to weather the uncertain outlook, though the market environment meant the bonds were issued at yield premiums more commonly associated with lower-rated credits. This provided us with a very attractive entry point to selectively lend money to leading companies with solid balance sheets.
We added 16 new corporate issuers to the portfolio, drawn from a range of industries. Examples include Anheuser-Busch InBev, Coca-Cola, Exxon Mobile, FedEx, Oracle, and T-Mobile.g As with each new purchase, these investments were underpinned by our fundamental assessment of each company’s business profile and the durability of its business, liquidity, and credit metrics through the current downturn. We also added to several existing holdings at similarly attractive levels, including Bank of America, JPMorgan, and Wells Fargo. The Fund’s U.S. bank holdings are well capitalized, systemically important, and currently subject to dividend and share repurchase restrictions by the Fed to enhance their ongoing solvency. Thus far, given the rapid recovery in credit yield premiums, these opportunistic purchases have contributed strongly to performance.
PAGE 1 ■ Dodge & Cox Income Fund

Our investment team also continues to re-underwrite and stress test the Fund’s current credit holdings, particularly the issuers most vulnerable in the crisis—namely those in the Energy and Retail sectors. Before we invest in any new issuer, our global industry analysts and fixed income credit analysts collaborate to thoroughly evaluate the issuer’s financials across a variety of scenarios. We pay particular attention to downside scenarios, examining each issuer’s ability to weather a prolonged downturn. As part of this process, we review a number of factors, including balance sheet strength; access to capital markets and other liquidity options relative to upcoming obligations; and, ability/willingness to cut discretionary spending (including capital expenditure), reduce dividends, and monetize non- critical assets. Although we continually refresh our analyses to reflect the current reality, particularly in an extreme situation like the present, this up-front diligence gives us a leg up in times of stress because of our baseline familiarity with the ability of portfolio companies to survive a period of extreme challenge. Based on our recent work, we’ve concluded the fundamentals remain intact for the Fund’s Energy and Retail holdings. At current valuations, we believe these securities offer compelling risk-reward for long-term investors.
While the credit market has recovered substantially, the Fund’s credit holdings are differentiated from the market as a whole, and we believe that the long-term prospects for a well-curated, thoroughly researched, and stress-tested credit portfolio are attractive. We remain focused on lending to leading companies with relatively noncyclical revenues, robust free cash flow, durable balance sheets, multiple degrees of freedom, and prudent management—characteristics embodied by the selective credit additions made thus far in 2020.
The Securitized Sector: Providing Stability and Incremental Yield
The Fund’s holdings in the Securitized sector consist predominantly of Agency MBS (31%), with a smaller weighting (6%) in primarily AAA- rated asset-backed securities. Amid the March/April sell-off of risk assets, even these securities suffered briefly, but the Fed stepped in rapidly to support the market. The Fund’s Agency MBS holdings provided a liquid source of funds for redeploying into credit investment opportunities.
Over the first half of the year, we reduced the Fund’s overall Agency MBS weighting by four percentage points and adjusted the composition of the holdings. For example, we trimmed Agency 30-year 4% and 4.5% coupon MBS holdings due to accelerating prepayment activity and a deteriorating return outlook. Meanwhile, we added to lower loan balance 30-year 2% and 2.5% coupon Agency MBS, which we believe offer some prepayment protection for two main reasons. First, given the low interest rate environment and low initial note rates (2-3%) of these MBS, attractive refinancing options may not become available. Second, low loan balance borrowers require more incentive to overcome the fixed upfront costs to refinance. We believe that incentive is unlikely to materialize.
Going forward, we anticipate generally elevated prepayment activity. Mortgage originators have proven remarkably adept at refinancing borrowers even with high unemployment and shelter-in- place restrictions. As market participants compete for share, mortgage rates may continue to decline even if U.S. Treasury rates remain stable. With that backdrop, we continue to find opportunities in more “prepayment-protected” securities, specifically lower balance, lower coupon securities. In addition to individually selected Agency MBS pass-throughs, the Fund holds Ginnie Mae-guaranteed Home Equity Conversion Mortgages (also known as reverse mortgages). These floating rate securities offer attractive spreads and low prepayment risk.
Defensive Duration: Mitigating the Risk of Rising Rates over Time
In light of recent developments, we downgraded our expectations for near-term economic growth and lowered our expectations for the future path of interest rates. After a very steep downturn in the second quarter, our base case has U.S. and global economic activity recovering in the third quarter, with some normalization likely next year.
Our expectations are less dire than those implied by current U.S. Treasury valuations, which appear to be pricing in a secular and prolonged period of economic malaise closer to a multi-year depression. Assuming a recovery takes hold in 2021, we believe a modest rise in longer-term rates—slightly higher than what forward markets predict—and inflation is likely over the next two to three years. Given this view, and the lack of yield cushion in the market, we believe it is important to limit interest rate exposure in the portfolio. This should help mitigate the negative effect of any bond market price declines that could stem from even a small increase in interest rates over time.
In Closing
Although financial market volatility has increased meaningfully, we remain confident in our investment strategy and process. Our investment team has successfully navigated many challenging environments including the dot-com bust, the global financial crisis, the eurozone sovereign debt crisis in 2011-12, and the massive oil price declines and Chinese economic slowdown during 2015 and 2016. We have used these periods to uncover attractive long-term investment opportunities at compelling valuations.
We nevertheless caution shareholders to temper their expectations for near-term total returns. The low level of interest rates increases the risk of quite modest (or even negative) returns if yields rise substantially from current levels. That said, we believe bonds continue to serve a vital defensive role in a diversified portfolio, providing liquidity, income generation, downside protection, and low correlation to riskier asset classes.
Our thoughts are with all the individuals and the families of those who have suffered from COVID-19, and we also express our gratitude to the dedicated health care workers and first responders battling on the front lines of this pandemic. We wish everyone the best during these challenging times.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
Dodge & Cox Income Fund ■ PAGE 2

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
July 31, 2020
[a]	One basis point is equal to 1/100th of 1%.
[b]	Sector returns as calculated and reported by Bloomberg.
[c]	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
[d]	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
[e]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
[f]	Unless otherwise specified, all weightings and characteristics are as of June 30, 2020.
[g]	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
PAGE 3 ■ Dodge & Cox Income Fund

Year-To-Date Performance Review
The Fund underperformed the Bloomberg Barclays U.S. Agg by 0.9 percentage points year to date.
Key Detractors from Relative Results
■ The Fund’s below-benchmark duration position (73%* of the Bloomberg Barclays U.S. Agg’s duration) hampered relative returns as Treasury yields declined.
■ Security selection within credit was negative as several holdings underperformed, most notably Rio Oil Finance Trust, Macy’s, Pemex, and HSBC.
Key Contributors to Relative Results
■ Asset allocation was positive. Although credit underperformed year to date, the substantial increase we made to the Fund’s corporate sector weighting amid the market volatility in March and April and the subsequent outperformance of credit contributed to relative returns.
■ While security selection was negative overall, certain corporate holdings outperformed, including Imperial Brands, Cox Communications, Cigna, and Bayer.
* Figures in this section denote Fund positioning at the beginning of the period.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Fixed Income Investment Committee, which is the decision- making body for the Income Fund, is a nine-member committee with an average tenure at Dodge & Cox of 21 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.
Dodge & Cox Income Fund ■ PAGE 4

Growth of $10,000 Over 10 Years
For An Investment Made On June 30, 2010
Average Annual Total Return
For Periods Ended June 30, 2020
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Income Fund	8.35%	4.74%	4.52%	5.70%
Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg)	8.74	4.30	3.82	5.14
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable debt securities.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2020	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,052.40	$2.14
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.77	2.11
*	Expenses are equal to the Fund’s annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ■ Dodge & Cox Income Fund

Portfolio Information (unaudited) June 30, 2020
Sector Diversification (%)	% of Net Assets
Corporate	44.7
Securitized	37.3
U.S. Treasury	7.7
Government-Related	5.6
Net Cash & Other(a)	4.7
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
Dodge & Cox Income Fund ■ PAGE 6

Portfolio of Investments (unaudited) June 30, 2020
Debt Securities: 95.3%
	Par Value	Value
U.S. Treasury: 7.7%
U.S. Treasury Inflation Indexed
0.625%, 4/15/23(a)	$405,605,612	$422,150,971
0.125%, 1/15/22(a)	132,022,954	133,935,394
0.125%, 4/15/22(a)	744,311,767	755,894,493
U.S. Treasury Note/Bond
0.375%, 3/31/22	1,489,410,000	1,494,762,567
0.125%, 5/31/22	2,134,995,000	2,133,410,428
		4,940,153,853
Government-Related: 5.6%
Agency: 2.8%
New Valley Generation
4.929%, 1/15/21	101,849	104,091
Petroleo Brasileiro SA (Brazil)
5.093%, 1/15/30(b)	274,213,000	273,116,148
7.25%, 3/17/44	18,890,000	20,533,430
6.90%, 3/19/49	149,499,000	157,347,697
6.75%, 6/3/50	78,270,000	80,500,695
Petroleos Mexicanos (Mexico)
6.875%, 8/4/26	119,290,000	112,825,675
6.50%, 3/13/27	258,251,000	233,076,692
6.84%, 1/23/30(b)	232,603,000	203,969,571
6.625%, 6/15/35	189,661,000	154,327,156
6.50%, 6/2/41	53,502,000	40,912,979
6.375%, 1/23/45	135,151,000	100,569,914
6.75%, 9/21/47	78,716,000	60,520,797
6.35%, 2/12/48	148,413,000	110,218,914
7.69%, 1/23/50(b)	246,267,000	204,130,716
6.95%, 1/28/60(b)	80,170,000	61,629,886
		1,813,784,361
Local Authority: 2.8%
L.A. Unified School District GO
5.75%, 7/1/34	6,030,000	8,337,621
6.758%, 7/1/34	183,745,000	271,845,215
New Jersey Turnpike Authority RB
7.414%, 1/1/40	40,655,000	68,896,809
7.102%, 1/1/41	146,802,000	242,544,796
State of California GO
7.50%, 4/1/34	160,406,000	261,580,481
7.55%, 4/1/39	23,060,000	41,062,711
7.30%, 10/1/39	200,085,000	334,510,106
7.625%, 3/1/40	114,525,000	202,158,385
7.60%, 11/1/40	3,305,000	6,067,220
State of Illinois GO
5.10%, 6/1/33	333,320,000	338,136,474
		1,775,139,818
		3,588,924,179
Securitized: 37.3%
Asset-Backed: 6.1%
Federal Agency: 0.0%
Small Business Admin. - 504 Program
Series 2000-20G 1, 7.39%, 7/1/20	264	264
Series 2001-20G 1, 6.625%, 7/1/21	123,516	125,219
Series 2001-20L 1, 5.78%, 12/1/21	356,786	366,542
Series 2002-20A 1, 6.14%, 1/1/22	2,942	3,003
Series 2002-20L 1, 5.10%, 12/1/22	123,834	128,641
Series 2003-20G 1, 4.35%, 7/1/23	11,119	11,527
Series 2004-20L 1, 4.87%, 12/1/24	280,447	297,900
Series 2005-20B 1, 4.625%, 2/1/25	609,596	642,042
Series 2005-20D 1, 5.11%, 4/1/25	20,085	21,299
Series 2005-20E 1, 4.84%, 5/1/25	844,267	897,252
Series 2005-20G 1, 4.75%, 7/1/25	1,074,077	1,135,000
Series 2005-20H 1, 5.11%, 8/1/25	11,541	12,293

	Par Value	Value
Series 2005-20I 1, 4.76%, 9/1/25	$1,299,667	$1,370,317
Series 2006-20A 1, 5.21%, 1/1/26	1,111,816	1,185,685
Series 2006-20B 1, 5.35%, 2/1/26	390,312	420,160
Series 2006-20C 1, 5.57%, 3/1/26	1,568,306	1,681,086
Series 2006-20G 1, 6.07%, 7/1/26	2,899,978	3,113,353
Series 2006-20H 1, 5.70%, 8/1/26	24,491	26,540
Series 2006-20I 1, 5.54%, 9/1/26	38,663	41,543
Series 2006-20J 1, 5.37%, 10/1/26	1,009,104	1,088,964
Series 2006-20L 1, 5.12%, 12/1/26	1,081,901	1,168,559
Series 2007-20A 1, 5.32%, 1/1/27	2,394,515	2,573,894
Series 2007-20C 1, 5.23%, 3/1/27	3,626,606	3,895,350
Series 2007-20D 1, 5.32%, 4/1/27	3,170,344	3,416,705
Series 2007-20G 1, 5.82%, 7/1/27	2,294,109	2,486,534
		26,109,672
Other: 1.0%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(b)	337,764,070	344,519,352
9.75%, 1/6/27(b)	209,885,414	216,969,046
8.20%, 4/6/28(b)	71,900,000	72,169,625
		633,658,023
Student Loan: 5.1%
Navient Student Loan Trust
USD LIBOR 1-Month
+1.25%, 1.435%, 6/25/65(b)	265,201,901	259,801,330
+1.15%, 1.335%, 3/25/66(b)	219,501,236	216,484,367
+1.30%, 1.485%, 3/25/66(b)	150,496,000	145,711,777
+0.80%, 0.985%, 7/26/66(b)	282,708,106	269,515,108
+1.05%, 1.235%, 7/26/66(b)	320,453,000	309,396,410
+1.15%, 1.335%, 7/26/66(b)	232,417,000	226,350,823
+1.00%, 1.185%, 9/27/66(b)	113,429,000	110,854,185
+1.05%, 1.235%, 12/27/66(b)	178,182,800	172,758,898
+0.72%, 0.905%, 3/25/67(b)	96,785,000	91,779,822
+0.80%, 0.985%, 3/25/67(b)	181,973,000	180,276,684
+0.68%, 0.865%, 6/27/67(b)	222,765,000	213,103,526
+1.00%, 1.185%, 2/27/68(b)	61,463,000	61,813,007
+0.70%, 0.885%, 2/25/70(b)	237,345,155	224,885,033
Navient Student Loan Trust (Private Loans)
Series 2014-AA A2A, 2.74%, 2/15/29(b)	11,516,720	11,687,909
Series 2017-A A2A, 2.88%, 12/16/58(b)	25,928,499	26,330,157
Navient Student Loan Trust 2019-3
USD LIBOR 1-Month
+0.83%, 1.015%, 7/25/68(b)	72,168,128	71,869,944
Navient Student Loan Trust 2019-4
USD LIBOR 1-Month
+0.81%, 0.995%, 7/25/68(b)	63,945,000	59,955,759
SLM Student Loan Trust
USD LIBOR 1-Month
+1.20%, 1.385%, 10/25/34	27,526,000	26,837,817
+1.10%, 1.285%, 8/27/40	24,207,804	24,027,250
USD LIBOR 3-Month
+0.63%, 1.621%, 1/25/40(b)	135,049,526	129,839,639
+0.17%, 1.161%, 7/25/40	13,626,000	12,537,393
+0.75%, 1.741%, 10/25/40	80,084,000	74,175,843
+0.60%, 1.591%, 1/25/41	114,624,238	110,196,362
+0.55%, 1.541%, 10/25/64(b)	69,460,007	65,997,946
+0.55%, 1.541%, 10/25/64(b)	31,124,911	29,573,567
SMB Private Education Loan Trust (Private Loans)
Series 2017-A A2A, 2.88%, 9/15/34(b)	18,334,574	18,965,777
PAGE 7 ■  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2020
Debt Securities (continued)
	Par Value	Value
Series 2017-B A2A, 2.82%, 10/15/35(b)	$20,269,363	$20,872,024
Series 2018-A A2A, 3.50%, 2/15/36(b)	48,916,017	51,167,821
Series 2018-B A2A, 3.60%, 1/15/37(b)	61,570,822	63,988,641
		3,280,754,819
		3,940,522,514
CMBS: 0.7%
Agency CMBS: 0.7%
Fannie Mae Multifamily DUS
Pool AL6455, 2.765%, 11/1/21(c)	8,857,611	8,853,385
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.498%, 3/25/26(c)	116,517,172	7,700,305
Series K056 X1, 1.397%, 5/25/26(c)	40,344,600	2,490,944
Series K062 X1, 0.435%, 12/25/26(c)	318,912,815	5,887,800
Series K064 X1, 0.742%, 3/25/27(c)	406,581,479	14,395,261
Series K065 X1, 0.813%, 4/25/27(c)	471,671,042	18,887,029
Series K066 X1, 0.889%, 6/25/27(c)	376,141,281	16,701,087
Series K067 X1, 0.712%, 7/25/27(c)	474,154,056	17,134,268
Series K069 X1, 0.491%, 9/25/27(c)	98,086,726	2,366,960
Series K070 X1, 0.456%, 11/25/27(c)	198,823,783	4,454,726
Series K071 X1, 0.419%, 11/25/27(c)	255,374,366	4,896,395
Series K089 X1, 0.688%, 1/25/29(c)	518,998,911	21,641,632
Series K091 X1, 0.704%, 3/25/29(c)	260,398,579	11,403,375
Series K092 X1, 0.852%, 4/25/29(c)	485,601,472	26,569,102
Series K093 X1, 1.092%, 5/25/29(c)	232,349,964	16,626,499
Series K094 X1, 1.016%, 6/25/29(c)	321,658,683	21,646,343
Series K095 X1, 1.082%, 6/25/29(c)	224,062,527	16,116,190
Series K096 X1, 1.257%, 7/25/29(c)	544,436,688	46,971,166
Series K097 X1, 1.218%, 7/25/29(c)	244,177,217	20,634,123
Series K098 X1, 1.27%, 8/25/29(c)	472,952,501	41,795,995
Series K099 X1, 1.006%, 9/25/29(c)	515,097,953	35,617,169
Series K101 X1, 0.949%, 10/25/29(c)	197,825,148	13,088,112
Series K102 X1, 0.946%, 10/25/29(c)	551,263,190	36,237,782
Series K152 X1, 1.102%, 1/25/31(c)	127,473,846	9,522,182
Series K154 X1, 0.445%, 11/25/32(c)	384,594,174	10,865,593
Series K1511 X1, 0.93%, 3/25/34(c)	175,752,751	13,015,089
		445,518,512
		445,518,512
Mortgage-Related: 30.5%
Federal Agency CMO & REMIC: 5.1%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	44,260	50,440
Series 1997-2 Z, 7.50%, 6/15/27	4,159,962	4,788,125
Series 1998-2 2A, 8.504%, 8/15/27(c)	9,600	10,946
Series 1998-1 1A, 8.293%, 3/15/28(c)	50,178	55,573
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	148,841	169,316
Trust 1998-58 PC, 6.50%, 10/25/28	891,505	1,016,329
Trust 2001-69 PQ, 6.00%, 12/25/31	1,046,520	1,224,418
Trust 2002-33 A1, 7.00%, 6/25/32	1,397,799	1,673,885
Trust 2002-69 Z, 5.50%, 10/25/32	139,424	151,417
Trust 2008-24 GD, 6.50%, 3/25/37	515,812	598,752
Trust 2007-47 PE, 5.00%, 5/25/37	1,606,107	1,826,188
Trust 2009-53 QM, 5.50%, 5/25/39	497,821	521,661
Trust 2009-30 AG, 6.50%, 5/25/39	4,950,577	5,719,130
Trust 2009-40 TB, 6.00%, 6/25/39	2,163,475	2,518,652
Trust 2001-T3 A1, 7.50%, 11/25/40	71,832	81,828

	Par Value	Value
Trust 2010-123 WT, 7.00%, 11/25/40	$20,427,118	$24,280,533
Trust 2001-T7 A1, 7.50%, 2/25/41	43,834	52,642
Trust 2001-T5 A2, 6.978%, 6/19/41(c)	30,810	36,420
Trust 2001-T5 A3, 7.50%, 6/19/41(c)	157,644	191,631
Trust 2001-T4 A1, 7.50%, 7/25/41	1,285,125	1,552,016
Trust 2011-58 AT, 4.00%, 7/25/41	5,693,225	6,321,792
Trust 2001-T10 A1, 7.00%, 12/25/41	1,351,803	1,603,750
Trust 2013-106 MA, 4.00%, 2/25/42	14,017,622	15,261,619
Trust 2002-W6 2A1, 7.00%, 6/25/42(c)	1,692,114	1,935,386
Trust 2002-W8 A2, 7.00%, 6/25/42	1,009,236	1,224,282
Trust 2002-90 A1, 6.50%, 6/25/42	3,154,463	3,726,870
Trust 2002-T16 A3, 7.50%, 7/25/42	2,467,505	3,047,194
Trust 2003-W2 1A2, 7.00%, 7/25/42	5,009,569	6,066,241
Trust 2003-W4 3A, 5.605%, 10/25/42(c)	1,471,905	1,714,327
Trust 2012-121 NB, 7.00%, 11/25/42	683,000	833,850
Trust 2003-W1 2A, 5.749%, 12/25/42(c)	1,847,557	2,070,088
Trust 2003-7 A1, 6.50%, 12/25/42	2,619,878	3,042,951
Trust 2004-T1 1A2, 6.50%, 1/25/44	1,112,635	1,314,316
Trust 2004-W2 2A2, 7.00%, 2/25/44	59,390	70,069
Trust 2004-W2 5A, 7.50%, 3/25/44	2,492,531	2,928,777
Trust 2004-W8 3A, 7.50%, 6/25/44	1,933,682	2,322,913
Trust 2004-W15 1A2, 6.50%, 8/25/44	504,340	596,264
Trust 2005-W1 1A3, 7.00%, 10/25/44	4,320,591	5,244,160
Trust 2001-79 BA, 7.00%, 3/25/45	419,343	492,129
Trust 2006-W1 1A1, 6.50%, 12/25/45	231,157	273,491
Trust 2006-W1 1A2, 7.00%, 12/25/45	1,735,067	2,080,523
Trust 2006-W1 1A3, 7.50%, 12/25/45	29,939	36,522
Trust 2006-W1 1A4, 8.00%, 12/25/45	1,995,872	2,412,136
Trust 2007-W10 1A, 6.25%, 8/25/47(c)	5,749,234	6,658,073
Trust 2007-W10 2A, 6.29%, 8/25/47(c)	1,752,881	2,022,214
USD LIBOR 1-Month
+0.55%, 0.735%, 9/25/43	23,664,374	23,771,621
+0.40%, 0.585%, 7/25/44	1,116,137	1,104,291
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	95,818	113,468
Series 3312 AB, 6.50%, 6/15/32	1,841,762	2,171,032
Series T-41 2A, 5.226%, 7/25/32(c)	171,445	188,447
Series 2587 ZU, 5.50%, 3/15/33	2,571,702	2,942,203
Series 2610 UA, 4.00%, 5/15/33	1,097,004	1,203,432
Series T-48 1A, 4.853%, 7/25/33(c)	1,988,806	2,229,014
Series 2708 ZD, 5.50%, 11/15/33	9,674,921	11,088,533
Series 3204 ZM, 5.00%, 8/15/34	4,570,359	5,214,054
Series 3330 GZ, 5.50%, 6/15/37	476,276	536,220
Series 3427 Z, 5.00%, 3/15/38	2,002,108	2,290,069
Series T-51 1A, 6.50%, 9/25/43(c)	46,427	58,076
Series 4283 DW, 4.50%, 12/15/43(c)	51,430,367	58,682,270
Series 4283 EW, 4.50%, 12/15/43(c)	30,794,597	34,212,665
Series 4281 BC, 4.50%, 12/15/43(c)	86,386,027	97,306,543
Series 4319 MA, 4.50%, 3/15/44(c)	17,236,472	19,366,164
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ■  PAGE 8

Portfolio of Investments (unaudited) June 30, 2020
Debt Securities (continued)
	Par Value	Value
Ginnie Mae
USD LIBOR 1-Month
+0.65%, 0.953%, 10/20/64	$7,031,140	$7,050,616
+0.63%, 0.933%, 4/20/65	10,354,023	10,374,375
+0.60%, 0.903%, 7/20/65	6,925,554	6,931,800
+0.60%, 0.903%, 8/20/65	6,943,761	6,950,019
+0.62%, 0.923%, 9/20/65	1,501,971	1,504,455
+0.75%, 1.053%, 11/20/65	27,043,099	27,214,530
+0.90%, 1.203%, 3/20/66	17,341,695	17,545,942
+0.90%, 1.203%, 4/20/66	19,470,592	19,705,486
+0.78%, 1.083%, 9/20/66	10,163,372	10,240,525
+0.75%, 1.053%, 10/20/66	48,738,102	49,070,033
+0.80%, 1.103%, 11/20/66	21,441,236	21,632,412
+0.81%, 1.113%, 12/20/66	12,586,126	12,704,768
+0.57%, 0.873%, 9/20/67	27,194,104	27,233,520
+0.60%, 0.903%, 9/20/69	41,893,052	41,953,993
+0.60%, 0.903%, 11/20/69	30,390,687	30,516,654
+0.65%, 0.953%, 11/20/69	38,986,567	39,276,448
+0.65%, 0.953%, 11/20/69	118,468,454	119,041,190
+0.65%, 0.953%, 11/20/69	24,594,827	24,765,119
+0.55%, 0.74%, 3/20/70	118,016,422	116,429,604
USD LIBOR 12-Month
+0.30%, 2.416%, 9/20/66	17,616,243	17,611,565
+0.28%, 2.205%, 12/20/66	33,441,263	33,506,534
+0.30%, 2.263%, 1/20/67	88,814,148	89,148,959
+0.31%, 2.273%, 1/20/67	35,509,874	35,658,611
+0.30%, 2.263%, 1/20/67	97,129,387	97,498,993
+0.25%, 2.057%, 2/20/67	18,367,744	18,415,592
+0.20%, 2.007%, 3/20/67	3,197,023	3,198,938
+0.30%, 1.454%, 4/20/67	22,161,570	22,174,953
+0.20%, 1.202%, 5/20/67	42,800,906	42,609,993
+0.30%, 1.302%, 5/20/67	19,013,154	19,011,982
+0.20%, 1.036%, 6/20/67	94,829,106	94,253,133
+0.30%, 1.136%, 6/20/67	22,313,551	22,279,426
+0.20%, 2.403%, 8/20/67	21,214,396	21,085,639
+0.27%, 2.386%, 9/20/67	65,450,812	65,306,100
+0.25%, 2.366%, 9/20/67	21,633,624	21,579,189
+0.25%, 2.224%, 10/20/67	46,229,948	46,115,524
+0.23%, 2.204%, 10/20/67	151,634,132	151,091,615
+0.23%, 2.204%, 10/20/67	70,116,123	69,887,867
+0.22%, 2.194%, 10/20/67	31,133,702	31,045,014
+0.20%, 2.158%, 11/20/67	15,952,930	15,905,709
+0.22%, 2.178%, 11/20/67	22,042,210	21,994,491
+0.22%, 2.178%, 11/20/67	124,540,490	124,174,403
+0.06%, 2.055%, 12/20/67	53,958,419	53,576,404
+0.18%, 2.105%, 12/20/67	32,243,563	32,117,443
+0.15%, 2.113%, 1/20/68	14,962,243	14,898,389
+0.08%, 2.075%, 1/20/68	42,884,820	42,701,234
+0.06%, 2.055%, 1/20/68	98,902,808	98,214,474
+0.10%, 2.095%, 2/20/68	84,849,495	84,228,499
+0.15%, 2.145%, 2/20/68	32,595,143	32,485,845
+0.10%, 2.095%, 2/20/68	42,719,224	42,445,838
+0.04%, 1.847%, 2/20/68	50,100,177	49,702,471
+0.07%, 1.877%, 2/20/68	45,294,077	44,994,561
+0.05%, 2.56%, 2/20/68	23,503,107	23,218,739
+0.05%, 1.857%, 2/20/68	3,546,173	3,520,443
+0.06%, 1.867%, 3/20/68	12,729,198	12,602,246
+0.05%, 1.204%, 3/20/68	54,208,184	53,661,061
+0.03%, 1.184%, 3/20/68	16,883,268	16,661,737
+0.04%, 1.847%, 3/20/68	80,658,232	80,063,361
+0.04%, 1.847%, 3/20/68	31,622,848	31,280,957
+0.02%, 1.174%, 4/20/68	22,654,053	22,284,948
+0.05%, 1.204%, 4/20/68	40,510,950	39,926,697
+0.05%, 1.204%, 4/20/68	36,385,469	35,857,851

	Par Value	Value
+0.04%, 1.042%, 5/20/68	$40,102,800	$39,458,533
+0.15%, 2.887%, 6/20/68	39,653,625	39,210,230
+0.25%, 2.76%, 7/20/68	38,271,423	38,022,819
+0.12%, 2.236%, 8/20/68	32,272,295	31,982,928
+0.10%, 2.074%, 10/20/68	58,410,203	57,751,570
+0.22%, 2.178%, 11/20/68	31,957,044	31,800,586
+0.30%, 2.258%, 11/20/68	33,211,215	33,248,292
+0.40%, 2.207%, 2/20/69	28,792,109	29,048,229
+0.40%, 2.40%, 10/20/69	18,321,088	18,358,667
+0.40%, 2.40%, 10/20/69	27,282,425	27,338,592
+0.50%, 2.506%, 11/20/69	67,932,762	68,742,629
		3,265,399,933
Federal Agency Mortgage Pass-Through: 25.3%
Fannie Mae, 15 Year
6.00%, 12/1/20 - 3/1/23	4,978,223	5,114,155
5.50%, 1/1/21 - 7/1/25	29,423,374	30,769,131
5.00%, 9/1/25	13,939,118	14,662,926
4.00%, 9/1/25 - 11/1/33	296,049,973	322,614,973
3.50%, 10/1/25 - 6/1/34	757,195,206	796,715,812
4.50%, 3/1/29	10,614,450	11,319,715
Fannie Mae, 20 Year
4.50%, 3/1/29 - 1/1/34	260,127,457	282,636,895
4.00%, 9/1/30 - 3/1/37	1,257,967,589	1,353,860,530
3.50%, 11/1/35 - 10/1/39	319,514,126	338,047,976
Fannie Mae, 30 Year
6.00%, 11/1/28 - 2/1/39	69,602,548	80,922,517
7.00%, 4/1/32 - 2/1/39	5,826,875	6,786,309
6.50%, 12/1/32 - 8/1/39	28,431,395	33,058,884
5.50%, 2/1/33 - 11/1/39	104,351,088	119,065,355
4.50%, 11/1/35 - 11/1/48	2,627,816,865	2,864,573,082
5.00%, 7/1/37 - 3/1/49	124,460,476	136,676,889
4.00%, 10/1/40 - 2/1/47	390,917,082	422,415,511
3.50%, 8/1/49 - 3/1/50	75,362,618	77,737,172
2.50%, 5/1/50 - 7/1/50	1,255,989,069	1,317,969,265
2.00%, 6/1/50 - 7/1/50	351,198,025	358,249,768
Fannie Mae, 40 Year
4.50%, 1/1/52 - 6/1/56	117,202,701	130,403,039
Fannie Mae, Hybrid ARM
3.954%, 10/1/33(c)	809,090	841,851
3.523%, 7/1/34(c)	910,003	951,081
2.664%, 8/1/34(c)	1,140,902	1,165,934
4.518%, 8/1/34(c)	159,852	162,309
3.978%, 9/1/34(c)	1,027,389	1,063,437
3.255%, 10/1/34(c)	564,092	583,679
3.99%, 1/1/35(c)	556,836	570,935
3.009%, 1/1/35(c)	639,436	645,719
3.372%, 4/1/35(c)	1,154,795	1,202,448
3.061%, 6/1/35(c)	288,274	292,905
3.035%, 7/1/35(c)	922,761	969,516
2.728%, 7/1/35(c)	396,130	411,393
3.172%, 7/1/35(c)	171,413	172,493
3.143%, 7/1/35(c)	260,732	262,958
4.001%, 8/1/35(c)	936,395	982,965
3.755%, 8/1/35(c)	1,968,432	2,067,997
3.648%, 8/1/35(c)	570,446	583,851
4.058%, 9/1/35(c)	852,770	864,862
3.849%, 10/1/35(c)	1,054,532	1,098,233
3.998%, 10/1/35(c)	612,623	616,332
3.376%, 11/1/35(c)	703,678	725,561
3.674%, 12/1/35(c)	209,056	210,620
3.707%, 1/1/36(c)	1,797,321	1,883,755
3.697%, 1/1/36(c)	1,462,393	1,531,243
3.888%, 1/1/36(c)	6,195,135	6,482,746
2.496%, 7/1/36(c)	58,858	62,241
PAGE 9 ■  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2020
Debt Securities (continued)
	Par Value	Value
3.133%, 11/1/36(c)	$758,792	$789,702
3.367%, 12/1/36(c)	929,089	966,999
3.796%, 12/1/36(c)	631,847	645,528
3.60%, 1/1/37(c)	906,434	949,192
4.017%, 2/1/37(c)	1,422,016	1,511,679
3.678%, 4/1/37(c)	327,394	355,706
2.786%, 8/1/37 - 8/1/44(c)	7,004,365	7,268,693
3.04%, 11/1/37 - 9/1/44(c)	4,499,063	4,665,775
3.328%, 5/1/38 - 10/1/49(c)	9,591,440	10,037,568
3.563%, 5/1/38(c)	62,534,566	65,971,388
4.285%, 9/1/38(c)	112,007	112,601
3.425%, 10/1/38(c)	1,863,315	1,945,511
3.842%, 10/1/38(c)	636,769	644,857
3.735%, 10/1/38(c)	324,837	337,063
3.543%, 6/1/39(c)	318,026	334,039
3.689%, 12/1/39(c)	455,782	462,079
3.497%, 4/1/42(c)	2,487,816	2,595,636
3.964%, 9/1/42(c)	2,093,437	2,173,511
3.607%, 11/1/42(c)	2,461,143	2,559,169
2.269%, 12/1/42(c)	10,428,134	10,727,032
3.625%, 2/1/43(c)	5,514,232	5,713,126
3.993%, 2/1/43(c)	1,338,717	1,400,660
2.313%, 5/1/43(c)	2,382,314	2,459,698
2.409%, 6/1/43(c)	393,751	396,330
3.909%, 9/1/43(c)	762,319	781,103
2.986%, 9/1/43(c)	2,389,293	2,468,250
3.266%, 9/1/43(c)	1,571,060	1,630,295
3.017%, 10/1/43(c)	14,923,082	15,430,691
2.686%, 11/1/43(c)	7,022,126	7,240,505
2.872%, 11/1/43(c)	9,788,148	10,168,947
3.098%, 12/1/43(c)	3,249,626	3,364,374
3.55%, 2/1/44(c)	553,029	560,761
2.988%, 2/1/44(c)	3,682,612	3,816,938
2.643%, 2/1/44(c)	3,760,104	3,891,907
3.541%, 4/1/44(c)	3,058,454	3,186,421
2.997%, 4/1/44(c)	1,769,994	1,830,030
2.983%, 4/1/44(c)	2,838,120	2,946,301
3.181%, 4/1/44(c)	11,558,979	12,026,516
3.534%, 4/1/44(c)	9,570,479	10,091,149
3.449%, 5/1/44(c)	3,356,771	3,492,342
3.02%, 5/1/44(c)	12,257,876	12,714,784
2.912%, 7/1/44(c)	3,372,159	3,500,715
2.817%, 7/1/44(c)	6,503,929	6,752,644
2.954%, 7/1/44(c)	5,725,672	5,944,267
2.857%, 7/1/44(c)	7,959,116	8,271,985
3.045%, 7/1/44 - 6/1/47(c)	22,440,987	23,370,350
2.953%, 7/1/44 - 12/1/44(c)	7,094,859	7,384,140
3.022%, 8/1/44(c)	4,061,130	4,223,604
2.785%, 8/1/44(c)	10,817,068	11,214,409
2.885%, 8/1/44(c)	3,406,581	3,532,709
2.941%, 9/1/44 - 4/1/46(c)	13,110,129	13,636,053
2.816%, 9/1/44(c)	20,206,437	21,009,340
2.855%, 9/1/44(c)	2,724,157	2,825,963
2.744%, 9/1/44(c)	6,257,225	6,490,321
2.602%, 9/1/44(c)	5,060,496	5,243,965
2.652%, 10/1/44(c)	7,699,247	7,966,206
2.833%, 10/1/44(c)	4,697,590	4,867,960
2.74%, 10/1/44(c)	5,769,436	5,982,954
2.748%, 10/1/44(c)	19,250,758	19,954,028
2.938%, 10/1/44(c)	4,265,229	4,425,271
2.779%, 10/1/44(c)	9,258,087	9,605,542
2.942%, 10/1/44(c)	3,080,895	3,201,882
2.539%, 10/1/44(c)	3,855,798	3,991,676
2.876%, 10/1/44(c)	6,082,113	6,320,442

	Par Value	Value
2.822%, 10/1/44(c)	$7,465,829	$7,735,664
2.886%, 10/1/44(c)	9,412,960	9,774,007
2.435%, 10/1/44(c)	4,904,138	5,070,509
2.824%, 11/1/44(c)	9,910,131	10,280,470
2.928%, 11/1/44(c)	8,363,898	8,688,574
2.921%, 11/1/44(c)	10,635,558	11,048,513
2.727%, 11/1/44(c)	3,256,576	3,377,952
2.818%, 11/1/44(c)	4,297,431	4,465,075
2.787%, 11/1/44(c)	9,050,147	9,397,943
2.743%, 12/1/44(c)	16,464,716	17,057,065
2.703%, 12/1/44(c)	2,710,435	2,812,111
2.677%, 12/1/44(c)	2,738,207	2,839,671
2.827%, 12/1/44(c)	3,067,927	3,182,091
2.796%, 12/1/44(c)	7,266,130	7,550,502
2.893%, 1/1/45(c)	6,120,602	6,361,327
2.768%, 2/1/45(c)	9,822,590	10,197,078
3.018%, 3/1/45(c)	80,183,372	83,312,444
3.096%, 3/1/45(c)	2,313,454	2,415,651
2.826%, 4/1/45(c)	21,687,368	22,511,023
2.562%, 4/1/45(c)	3,797,869	3,944,317
2.645%, 8/1/45(c)	7,668,045	7,934,613
2.66%, 8/1/45(c)	6,002,517	6,201,586
2.793%, 10/1/45(c)	17,455,142	18,023,779
2.584%, 11/1/45(c)	13,585,866	14,022,885
2.717%, 3/1/46 - 6/1/46(c)	3,921,624	4,054,384
2.446%, 4/1/46(c)	20,407,804	21,034,792
2.775%, 4/1/46(c)	11,536,758	11,937,026
2.737%, 4/1/46(c)	4,692,097	4,854,995
2.732%, 4/1/46(c)	3,752,351	3,883,769
2.448%, 5/1/46(c)	6,012,517	6,227,273
2.725%, 6/1/46(c)	6,029,975	6,243,404
2.669%, 7/1/46(c)	2,309,707	2,393,046
2.234%, 12/1/46(c)	4,821,220	4,984,311
3.169%, 6/1/47(c)	17,933,404	18,685,866
3.118%, 7/1/47(c)	15,085,179	15,725,909
3.142%, 7/1/47(c)	5,805,695	6,046,754
3.006%, 8/1/47(c)	5,276,515	5,516,092
3.003%, 8/1/47(c)	5,112,934	5,332,958
3.224%, 8/1/47(c)	5,124,270	5,339,161
2.714%, 8/1/47(c)	18,426,629	19,031,484
3.028%, 10/1/47(c)	6,561,066	6,844,615
2.869%, 10/1/47(c)	4,742,881	4,956,791
2.829%, 11/1/47(c)	4,437,421	4,629,212
3.00%, 11/1/47(c)	10,836,962	11,323,258
3.12%, 1/1/48(c)	4,975,900	5,198,181
3.088%, 1/1/48(c)	3,032,339	3,169,427
3.058%, 3/1/48(c)	7,362,914	7,696,364
3.14%, 4/1/48(c)	7,810,349	8,173,148
3.157%, 5/1/48(c)	63,727,774	66,615,035
3.492%, 8/1/48(c)	6,066,927	6,314,135
3.317%, 10/1/48(c)	14,929,824	15,570,859
3.554%, 11/1/48(c)	7,495,296	7,799,121
3.402%, 4/1/49(c)	8,857,190	9,227,776
3.715%, 8/1/49(c)	37,079,531	38,911,656
3.666%, 8/1/49(c)	63,750,254	66,778,215
3.588%, 8/1/49(c)	27,150,548	28,256,478
3.383%, 9/1/49(c)	44,221,423	46,100,710
3.43%, 9/1/49(c)	64,984,779	66,701,252
2.971%, 1/1/50(c)	11,820,988	12,429,524
Fannie Mae Pool, 30 Year
2.00%, 8/1/50(d)	1,000,000,000	1,020,635,530
Freddie Mac, Hybrid ARM
4.117%, 9/1/33(c)	3,024,562	3,168,679
3.878%, 2/1/34(c)	2,019,701	2,117,577
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ■  PAGE 10

Portfolio of Investments (unaudited) June 30, 2020
Debt Securities (continued)
	Par Value	Value
4.086%, 8/1/34(c)	$442,106	$464,133
4.025%, 11/1/34(c)	857,357	898,565
3.625%, 1/1/35 - 4/1/35(c)	417,206	419,877
3.767%, 2/1/35(c)	448,117	470,612
3.597%, 3/1/35(c)	600,760	632,787
3.664%, 8/1/35(c)	664,375	697,630
4.221%, 8/1/35(c)	1,282,435	1,350,748
4.076%, 9/1/35(c)	841,963	851,021
3.62%, 10/1/35(c)	1,028,969	1,076,293
3.937%, 1/1/36(c)	1,892,432	1,989,362
3.375%, 1/1/36 - 5/1/37(c)	1,908,830	1,950,157
3.596%, 1/1/36(c)	657,908	688,456
3.655%, 4/1/36(c)	1,481,527	1,567,876
3.016%, 8/1/36(c)	1,103,373	1,137,406
3.85%, 12/1/36(c)	1,325,683	1,396,405
3.773%, 1/1/37(c)	905,332	920,590
3.57%, 3/1/37(c)	951,333	967,586
3.439%, 4/1/37(c)	559,373	563,691
3.291%, 4/1/37(c)	750,323	785,104
2.754%, 7/1/37(c)	2,683,085	2,800,349
4.335%, 10/1/37(c)	104,721	112,120
4.03%, 1/1/38(c)	295,479	301,779
3.586%, 2/1/38(c)	1,278,818	1,326,554
3.515%, 4/1/38(c)	1,434,197	1,504,444
3.81%, 4/1/38(c)	1,945,960	2,047,123
3.684%, 5/1/38(c)	395,440	401,153
3.627%, 6/1/38(c)	1,162,276	1,216,810
3.518%, 10/1/38(c)	203,683	205,854
3.712%, 10/1/38(c)	1,364,535	1,435,420
3.304%, 11/1/39(c)	844,429	887,937
3.857%, 7/1/43(c)	731,812	764,283
3.719%, 8/1/43(c)	10,828,769	11,157,486
2.85%, 10/1/43(c)	1,083,764	1,119,690
2.789%, 1/1/44(c)	1,647,335	1,696,914
3.138%, 1/1/44(c)	2,374,588	2,465,673
2.844%, 2/1/44(c)	6,835,325	7,088,382
3.115%, 4/1/44(c)	1,841,455	1,914,901
3.162%, 4/1/44(c)	3,853,030	4,006,582
2.994%, 5/1/44(c)	54,684,272	56,745,587
3.107%, 6/1/44(c)	11,476,173	11,926,854
2.893%, 6/1/44(c)	2,898,455	3,004,668
3.104%, 7/1/44(c)	3,321,555	3,449,432
3.089%, 7/1/44(c)	2,558,893	2,658,395
3.065%, 8/1/44(c)	5,363,708	5,574,548
3.061%, 8/1/44(c)	5,041,309	5,240,212
2.828%, 8/1/44(c)	4,770,950	4,953,567
2.838%, 9/1/44(c)	4,785,742	4,965,816
2.695%, 9/1/44(c)	4,724,112	4,885,852
2.791%, 9/1/44 - 9/1/45(c)	12,312,462	12,730,542
2.925%, 10/1/44(c)	7,395,887	7,684,425
2.824%, 10/1/44(c)	3,241,448	3,365,317
3.027%, 10/1/44(c)	7,894,120	8,204,229
2.898%, 10/1/44(c)	9,073,522	9,431,596
2.894%, 10/1/44(c)	10,270,086	10,673,378
2.916%, 11/1/44(c)	4,063,671	4,216,424
2.981%, 11/1/44(c)	6,414,116	6,662,615
2.92%, 11/1/44(c)	8,836,639	9,193,821
2.942%, 11/1/44(c)	11,471,152	11,928,626
2.79%, 11/1/44(c)	8,389,155	8,707,624
2.977%, 11/1/44(c)	6,951,402	7,233,890
2.702%, 11/1/44(c)	11,750,325	12,180,289
2.751%, 11/1/44(c)	5,235,703	5,433,615
3.044%, 11/1/44(c)	3,610,220	3,755,908
2.93%, 11/1/44(c)	14,193,898	14,740,113

	Par Value	Value
2.879%, 11/1/44(c)	$5,658,465	$5,881,611
2.826%, 12/1/44(c)	9,977,057	10,341,512
2.895%, 12/1/44 - 2/1/45(c)	17,220,125	17,910,154
2.709%, 12/1/44(c)	2,641,022	2,741,346
2.932%, 12/1/44(c)	9,202,595	9,566,556
2.918%, 12/1/44(c)	4,856,400	5,049,265
2.901%, 1/1/45(c)	9,639,769	10,008,627
2.809%, 1/1/45(c)	6,175,854	6,418,720
2.651%, 1/1/45(c)	7,963,461	8,262,218
2.823%, 1/1/45(c)	5,296,549	5,494,963
3.079%, 1/1/45(c)	13,156,272	13,680,095
2.552%, 4/1/45(c)	4,067,157	4,211,746
2.585%, 5/1/45(c)	25,776,231	26,714,007
2.738%, 6/1/45(c)	3,143,678	3,244,771
2.753%, 8/1/45(c)	21,555,967	22,238,362
2.833%, 8/1/45(c)	5,824,279	6,011,185
2.601%, 8/1/45(c)	8,044,712	8,294,480
2.737%, 5/1/46(c)	10,424,132	10,795,019
2.736%, 5/1/46(c)	143,622,451	148,157,999
2.591%, 7/1/46(c)	15,820,189	16,352,425
2.523%, 9/1/46(c)	30,815,502	31,934,942
3.186%, 6/1/47(c)	6,344,302	6,604,529
3.149%, 8/1/47(c)	4,309,828	4,495,700
3.158%, 10/1/47(c)	6,171,162	6,444,682
3.218%, 11/1/47(c)	2,838,725	2,964,290
3.559%, 2/1/49(c)	20,601,444	21,454,440
Freddie Mac Gold, 15 Year
5.50%, 10/1/20 - 12/1/24	202,438	208,976
6.00%, 8/1/21 - 11/1/23	2,569,225	2,669,538
4.50%, 3/1/25 - 6/1/26	5,470,266	5,832,642
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	1,327,512	1,476,765
4.50%, 5/1/30 - 1/1/34	66,511,358	72,531,199
4.00%, 9/1/31 - 10/1/35	318,992,340	343,113,620
3.50%, 7/1/35 - 1/1/36	123,139,340	131,723,343
Freddie Mac Gold, 30 Year
7.00%, 4/1/31 - 11/1/38	2,119,173	2,419,762
6.50%, 12/1/32 - 10/1/38	6,771,350	7,867,691
6.00%, 12/1/33 - 2/1/39	12,223,886	14,224,634
5.50%, 3/1/34 - 12/1/38	34,963,200	40,085,677
4.50%, 3/1/39 - 6/1/48	1,414,391,516	1,545,618,946
4.00%, 11/1/45 - 11/1/47	535,656,540	577,673,699
Freddie Mac Pool, 15 Year
6.00%, 10/1/21	1,132	1,153
Freddie Mac Pool, 20 Year
3.50%, 8/1/39	190,294,993	201,374,371
Freddie Mac Pool, 30 Year
7.00%, 11/1/37	7,655	8,934
4.50%, 7/1/42 - 3/1/49	69,723,473	75,169,609
2.50%, 5/1/50 - 7/1/50	1,169,944,799	1,228,099,005
2.00%, 6/1/50 - 7/1/50	265,095,976	270,425,789
Ginnie Mae, 20 Year
4.00%, 1/20/35	5,476,862	5,851,440
Ginnie Mae, 30 Year
7.85%, 1/15/21	612	614
7.80%, 1/15/21	226	227
7.50%, 12/15/23 - 5/15/25	377,110	407,893
7.00%, 5/15/28	142,555	157,694
		16,245,547,828
Private Label CMO & REMIC: 0.1%
GSMPS Mortgage Loan Trust
Series 2004-4 1A4, 8.50%, 6/25/34(b)	2,674,861	2,904,482
PAGE 11 ■  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2020
Debt Securities (continued)
	Par Value	Value
Seasoned Credit Risk Transfer Trust
Series 2017-4 M45T, 4.50%, 6/25/57	$21,550,599	$24,206,923
		27,111,405
		19,538,059,166
		23,924,100,192
Corporate: 44.7%
Financials: 15.6%
Anthem, Inc.
2.25%, 5/15/30	53,450,000	54,989,376
Bank of America Corp.
3.004%, 12/20/23(e)	418,716,000	440,388,418
4.20%, 8/26/24	161,520,000	179,230,188
4.25%, 10/22/26	183,242,000	210,054,417
2.496%, 2/13/31(e)	74,640,000	78,236,789
4.083%, 3/20/51(e)	335,760,000	418,962,832
Barclays PLC (United Kingdom)
4.375%, 9/11/24	236,829,000	252,877,885
4.836%, 5/9/28	49,425,000	54,242,881
BNP Paribas SA (France)
4.25%, 10/15/24	377,926,000	416,223,815
4.375%, 9/28/25(b)	71,416,000	78,724,054
4.375%, 5/12/26(b)	114,534,000	126,305,259
4.625%, 3/13/27(b)	230,095,000	257,756,126
Boston Properties, Inc.
4.125%, 5/15/21	52,327,000	53,387,650
3.85%, 2/1/23	75,276,000	80,377,754
3.125%, 9/1/23	19,310,000	20,459,769
3.80%, 2/1/24	63,389,000	68,752,002
3.20%, 1/15/25	46,610,000	50,169,606
3.65%, 2/1/26	28,645,000	31,727,348
4.50%, 12/1/28	59,475,000	71,118,085
2.90%, 3/15/30	16,188,000	16,929,014
3.25%, 1/30/31	254,660,000	273,931,401
Capital One Financial Corp.
3.50%, 6/15/23	128,092,000	137,182,076
3.75%, 4/24/24	14,495,000	15,705,929
3.20%, 2/5/25	45,441,000	48,625,469
4.20%, 10/29/25	125,919,000	139,730,210
Citigroup, Inc.
3.50%, 5/15/23	72,010,000	76,881,484
4.00%, 8/5/24	30,990,000	33,773,713
4.412%, 3/31/31(e)	184,210,000	217,862,929
USD LIBOR 3-Month
+6.37%, 7.13%, 10/30/40(f)	423,238,075	449,478,836
Equity Residential
4.625%, 12/15/21	107,607,000	112,739,830
3.00%, 4/15/23	46,830,000	49,195,689
3.375%, 6/1/25	77,115,000	84,769,201
HSBC Holdings PLC (United Kingdom)
9.30%, 6/1/21	100,000	107,287
2.65%, 1/5/22	32,635,000	33,644,074
3.262%, 3/13/23(e)	13,570,000	14,058,411
3.60%, 5/25/23	63,100,000	67,765,614
3.95%, 5/18/24(e)	132,355,000	142,242,621
4.30%, 3/8/26	114,950,000	129,755,862
4.95%, 3/31/30	65,743,000	78,676,757
2.848%, 6/4/31(e)	105,275,000	107,654,453
6.50%, 5/2/36	223,427,000	301,574,704
6.50%, 9/15/37	258,950,000	351,037,799
6.80%, 6/1/38	34,735,000	48,957,257
JPMorgan Chase & Co.
3.375%, 5/1/23	91,323,000	97,701,215
4.125%, 12/15/26	118,674,000	138,090,284

	Par Value	Value
4.25%, 10/1/27	$130,800,000	$151,972,830
8.75%, 9/1/30(f)	80,602,000	117,162,870
2.739%, 10/15/30(e)	9,930,000	10,651,308
4.493%, 3/24/31(e)	364,885,000	445,760,264
2.522%, 4/22/31(e)	67,320,000	71,097,300
2.956%, 5/13/31(e)	101,245,000	107,661,779
3.109%, 4/22/51(e)	84,410,000	90,844,279
Lloyds Banking Group PLC (United Kingdom)
4.05%, 8/16/23	129,845,000	141,149,674
4.50%, 11/4/24	216,152,000	236,450,581
4.582%, 12/10/25	29,643,000	32,898,578
4.65%, 3/24/26	51,802,000	57,633,629
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	345,582,000	377,244,786
6.10%, 6/10/23	19,542,000	21,637,496
6.00%, 12/19/23	235,736,000	264,081,580
UniCredit SPA (Italy)
7.296%, 4/2/34(b)(e)	291,351,000	328,572,894
5.459%, 6/30/35(b)(e)	135,975,000	137,050,691
Unum Group
7.25%, 3/15/28	18,648,000	21,872,334
6.75%, 12/15/28	8,052,000	9,027,347
Wells Fargo & Co.
3.55%, 8/14/23	242,380,000	262,977,125
4.10%, 6/3/26	128,880,000	145,267,204
4.30%, 7/22/27	157,685,000	180,868,068
2.879%, 10/30/30(e)	46,670,000	49,875,496
2.572%, 2/11/31(e)	43,690,000	45,703,767
5.013%, 4/4/51(e)	450,205,000	621,746,427
		10,041,264,680
Industrials: 27.5%
AbbVie, Inc.
3.20%, 11/21/29(b)	121,300,000	134,897,557
4.05%, 11/21/39(b)	152,360,000	176,708,207
4.25%, 11/21/49(b)	339,775,000	407,292,292
Altria Group, Inc.
2.35%, 5/6/25	14,810,000	15,583,385
3.40%, 5/6/30	14,160,000	15,231,858
Anheuser-Busch InBev SA/NV (Belgium)
3.50%, 6/1/30	131,905,000	148,282,939
4.35%, 6/1/40	60,400,000	68,782,093
4.90%, 2/1/46	10,834,000	13,251,403
5.55%, 1/23/49	111,244,000	148,902,478
4.50%, 6/1/50	172,065,000	205,168,658
4.60%, 6/1/60	66,580,000	79,591,502
AT&T, Inc.
2.75%, 6/1/31	104,270,000	107,865,890
8.75%, 11/15/31	99,978,000	149,008,250
5.35%, 9/1/40	59,149,000	74,339,195
4.75%, 5/15/46	78,160,000	92,557,393
5.65%, 2/15/47	100,535,000	131,404,098
5.45%, 3/1/47	133,790,000	175,002,507
4.50%, 3/9/48	49,918,000	58,576,255
Bayer AG (Germany)
3.875%, 12/15/23(b)	298,635,000	327,461,851
4.25%, 12/15/25(b)	83,130,000	95,442,330
4.375%, 12/15/28(b)	82,979,000	96,954,853
BHP Billiton, Ltd. (Australia)
6.75%, 10/19/75(b)(e)(f)	73,955,000	85,233,138
Burlington Northern Santa Fe LLC(g)
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ■  PAGE 12

Portfolio of Investments (unaudited) June 30, 2020
Debt Securities (continued)
	Par Value	Value
8.251%, 1/15/21	$242,750	$250,660
3.05%, 9/1/22	39,140,000	41,056,813
5.943%, 1/15/23	2,963	3,069
3.85%, 9/1/23	78,735,000	86,235,217
5.72%, 1/15/24	7,699,026	8,350,268
5.629%, 4/1/24	9,039,095	9,744,686
5.342%, 4/1/24	2,042,227	2,149,209
5.996%, 4/1/24	21,385,490	23,259,315
3.442%, 6/16/28(b)	72,948,229	80,563,011
Cemex SAB de CV (Mexico)
6.00%, 4/1/24(b)	72,529,000	71,781,951
5.70%, 1/11/25(b)	225,476,000	220,402,790
6.125%, 5/5/25(b)	106,145,000	103,093,331
7.75%, 4/16/26(b)	166,823,000	170,317,942
7.375%, 6/5/27(b)	42,820,000	43,505,120
Charter Communications, Inc.
4.125%, 2/15/21	32,765,000	33,140,600
4.00%, 9/1/21	40,204,000	41,274,574
4.908%, 7/23/25	108,025,000	123,875,669
6.55%, 5/1/37	45,728,000	60,141,087
6.75%, 6/15/39	110,957,000	147,398,623
6.484%, 10/23/45	453,445,000	602,466,194
5.375%, 5/1/47	56,740,000	66,975,671
5.75%, 4/1/48	208,915,000	259,973,809
4.80%, 3/1/50	9,905,000	11,226,377
Cigna Corp.
3.75%, 7/15/23	160,954,000	174,742,615
4.125%, 11/15/25	47,075,000	54,113,973
7.875%, 5/15/27(b)	26,455,000	35,426,303
4.375%, 10/15/28	195,052,000	230,830,757
Coca-Cola Co.
1.45%, 6/1/27	75,015,000	77,041,956
3.45%, 3/25/30	123,990,000	145,856,415
1.65%, 6/1/30	344,620,000	350,485,367
4.20%, 3/25/50	23,705,000	31,118,308
Comcast Corp.
3.75%, 4/1/40	14,375,000	16,908,749
Cox Enterprises, Inc.
3.25%, 12/15/22(b)	93,393,000	98,425,046
2.95%, 6/30/23(b)	248,800,000	262,106,844
3.85%, 2/1/25(b)	229,175,000	250,189,335
3.35%, 9/15/26(b)	138,027,000	152,613,201
3.50%, 8/15/27(b)	48,082,000	53,070,900
CRH PLC (Ireland)
3.875%, 5/18/25(b)	105,619,000	116,492,981
CSX Corp.
6.251%, 1/15/23	10,784,691	11,860,689
CVS Health Corp.
4.10%, 3/25/25	42,375,000	47,901,570
4.30%, 3/25/28	58,504,000	68,396,562
3.75%, 4/1/30	82,424,000	94,778,581
4.78%, 3/25/38	102,060,000	126,782,570
4.125%, 4/1/40	57,080,000	67,321,294
5.05%, 3/25/48	153,701,000	199,929,362
4.25%, 4/1/50	5,325,000	6,405,060
Dell Technologies, Inc.
5.45%, 6/15/23(b)	14,962,000	16,365,619
5.85%, 7/15/25(b)	33,420,000	38,394,254
6.02%, 6/15/26(b)	29,345,000	33,643,319
6.10%, 7/15/27(b)	41,955,000	48,460,827
Dillard's, Inc.
7.875%, 1/1/23	275,000	281,496
7.75%, 7/15/26	20,806,000	22,117,981
7.75%, 5/15/27	12,723,000	13,426,412

	Par Value	Value
7.00%, 12/1/28	$27,945,000	$27,890,473
Dow, Inc.
7.375%, 11/1/29	68,415,000	96,383,783
9.40%, 5/15/39	152,281,000	252,586,402
5.25%, 11/15/41	39,523,000	47,386,217
Elanco Animal Health, Inc.
4.662%, 8/27/21	32,545,000	33,195,900
5.022%, 8/28/23	32,450,000	34,072,500
5.65%, 8/28/28	77,771,000	86,232,485
Exxon Mobil Corp.
2.61%, 10/15/30	102,135,000	108,885,142
4.227%, 3/19/40	146,820,000	177,438,101
4.327%, 3/19/50	135,680,000	169,981,835
3.452%, 4/15/51	99,100,000	109,967,893
FedEx Corp.
4.25%, 5/15/30	81,105,000	92,610,988
5.25%, 5/15/50	138,870,000	169,541,717
Ford Motor Credit Co. LLC(g)
5.75%, 2/1/21	191,003,000	191,896,894
5.875%, 8/2/21	175,825,000	177,530,502
3.813%, 10/12/21	192,840,000	190,198,092
5.596%, 1/7/22	104,675,000	105,460,063
3.219%, 1/9/22	29,910,000	29,093,756
4.25%, 9/20/22	8,142,000	7,980,870
4.14%, 2/15/23	125,816,000	123,104,665
4.375%, 8/6/23	68,877,000	67,663,387
4.063%, 11/1/24	117,690,000	112,223,299
HCA Healthcare, Inc.
5.25%, 6/15/26	11,007,000	12,669,167
4.125%, 6/15/29	110,723,000	122,111,333
5.125%, 6/15/39	38,610,000	44,991,372
5.25%, 6/15/49	112,256,000	135,153,515
Home Depot, Inc.
2.70%, 4/15/30	10,335,000	11,346,068
3.30%, 4/15/40	12,170,000	13,799,245
3.35%, 4/15/50	7,055,000	8,045,654
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(b)	574,850,000	632,677,639
3.875%, 7/26/29(b)	193,980,000	204,193,466
Kinder Morgan, Inc.
6.50%, 2/1/37	50,356,000	62,560,240
6.95%, 1/15/38	96,189,000	127,343,661
6.50%, 9/1/39	71,826,000	90,403,999
5.00%, 8/15/42	77,997,000	86,423,343
5.00%, 3/1/43	85,448,000	93,857,849
5.50%, 3/1/44	95,950,000	112,491,781
5.40%, 9/1/44	68,607,000	80,702,765
5.55%, 6/1/45	10,271,000	12,467,659
5.20%, 3/1/48	27,622,000	33,534,803
LyondellBasell Industries NV (Netherlands)
3.375%, 5/1/30	88,442,000	94,675,535
4.20%, 5/1/50	39,685,000	42,739,797
Macy's, Inc.
6.70%, 7/15/34	77,735,000	54,569,970
4.50%, 12/15/34	94,667,000	56,071,264
6.375%, 3/15/37	21,144,000	13,532,160
McDonald's Corp.
3.50%, 7/1/27	34,025,000	38,628,253
3.60%, 7/1/30	24,500,000	28,179,021
4.20%, 4/1/50	4,445,000	5,384,062
Nordstrom, Inc.
6.95%, 3/15/28	19,907,000	19,574,082
Occidental Petroleum Corp.
PAGE 13 ■  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2020
Debt Securities (continued)
	Par Value	Value
2.90%, 8/15/24	$191,421,000	$163,664,955
3.20%, 8/15/26	38,515,000	31,090,463
3.50%, 8/15/29	150,270,000	110,343,261
4.30%, 8/15/39	10,695,000	7,376,448
Oracle Corp.
2.95%, 4/1/30	130,470,000	145,349,169
3.60%, 4/1/40	139,860,000	158,749,973
3.60%, 4/1/50	170,960,000	192,674,187
Procter & Gamble Co.
3.55%, 3/25/40	4,395,000	5,300,383
Prosus NV (Netherlands)
5.50%, 7/21/25(b)	356,613,000	402,758,722
4.85%, 7/6/27(b)	147,773,000	165,322,521
3.68%, 1/21/30(b)	109,708,000	114,849,499
RELX PLC (United Kingdom)
4.00%, 3/18/29	58,740,000	68,203,100
TC Energy Corp. (Canada)
4.10%, 4/15/30	154,955,000	176,428,785
5.625%, 5/20/75(e)(f)	264,179,000	258,234,972
5.875%, 8/15/76(e)(f)	182,676,000	193,135,114
5.30%, 3/15/77(e)(f)	285,791,000	280,789,657
5.50%, 9/15/79(e)(f)	143,218,000	142,859,955
Telecom Italia SPA (Italy)
5.303%, 5/30/24(b)	238,754,000	248,607,378
7.20%, 7/18/36	60,648,000	72,171,120
7.721%, 6/4/38	164,667,000	207,190,606
The Kraft Heinz Co.
5.20%, 7/15/45	9,100,000	9,865,324
5.50%, 6/1/50(b)	20,530,000	21,876,336
The Walt Disney Co.
6.65%, 11/15/37	75,342,000	112,850,324
The Williams Companies, Inc.
3.50%, 11/15/30	127,565,000	134,187,628
T-Mobile U.S. Inc.
3.875%, 4/15/30(b)	166,820,000	185,932,567
4.375%, 4/15/40(b)	51,435,000	59,495,893
4.50%, 4/15/50(b)	30,705,000	36,168,955
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(b)	152,925,000	157,896,592
5.25%, 6/6/29(b)	135,940,000	138,183,010
Union Pacific Corp.
6.061%, 1/17/23	1,939,227	2,089,020
4.698%, 1/2/24	1,100,381	1,100,381
5.082%, 1/2/29	3,661,451	4,083,257
5.866%, 7/2/30	23,688,158	27,865,635
6.176%, 1/2/31	21,425,346	24,717,805
United Parcel Service, Inc.
5.20%, 4/1/40	41,240,000	56,919,959
5.30%, 4/1/50	102,495,000	146,435,830
Verizon Communications, Inc.
3.15%, 3/22/30	38,255,000	43,240,712
4.272%, 1/15/36	164,822,000	204,057,023
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(e)(f)	203,210,000	238,197,082
Xerox Holdings Corp.
2.75%, 9/1/20	22,465,000	22,408,838
4.50%, 5/15/21	99,501,000	100,274,123
4.07%, 3/17/22	2,349,000	2,331,383
Zoetis, Inc.
3.45%, 11/13/20	38,987,000	39,324,975
4.50%, 11/13/25	164,489,000	191,988,409
		17,616,256,460

	Par Value	Value
Utilities: 1.6%
Dominion Energy, Inc.
2.579%, 7/1/20	$31,779,000	$31,779,000
4.104%, 4/1/21	96,486,000	98,659,483
3.375%, 4/1/30	23,545,000	26,046,212
5.75%, 10/1/54(e)(f)	236,336,000	240,476,640
Enel SPA (Italy)
4.625%, 9/14/25(b)	119,288,000	135,848,753
3.625%, 5/25/27(b)	37,855,000	41,322,926
6.80%, 9/15/37(b)	172,774,000	239,496,760
6.00%, 10/7/39(b)	161,110,000	214,458,321
		1,028,088,095
		28,685,609,235
Total Debt Securities (Cost $57,627,613,515)		$61,138,787,459
Exchange Traded Funds: 0.3%
	Shares	Value
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $175,980,958)	1,446,276	$194,524,122
Short-Term Investments: 8.0%
	Par Value/ Shares	Value
U.S. Treasury: 1.6%
U.S. Treasury Bill 3/25/21	$992,940,000	$991,720,582
Repurchase Agreements: 6.0%
Fixed Income Clearing Corporation(h) 0.000%, dated 6/30/20, due 7/1/20, maturity value $3,860,451,000	3,860,451,000	3,860,451,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund	257,967,591	257,967,591
Total Short-Term Investments (Cost $5,110,139,173)		$5,110,139,173
Total Investments In Securities (Cost $62,913,733,646)	103.6%	$66,443,450,754
Other Assets Less Liabilities	(3.6)%	(2,293,430,090)
Net Assets	100.0%	$64,150,020,664
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ■  PAGE 14

Portfolio of Investments (unaudited) June 30, 2020
(a)	Inflation-linked
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(d)	The security was purchased on a to-be-announced (TBA) when-issued basis.
(e)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(f)	Hybrid security: characteristics of both a debt and equity security.
(g)	Subsidiary (see below)
(h)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.125%-2.125%, 6/30/22-3/15/23 and U.S. Treasury Inflation Indexed Notes 0.125%, 7/15/22. Total collateral value is $3,937,588,895.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
DUS: Delegated Underwriting and Servicing
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
PAGE 15 ■  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Statement of Assets and Liabilities (unaudited)
June 30, 2020
Assets:
Investments in securities, at value (cost $62,913,733,646)	$66,443,450,754
Receivable for investments sold	287,204,676
Receivable for Fund shares sold	74,233,382
Dividends and interest receivable	425,213,890
Prepaid expenses and other assets	102,494
67,230,205,196
Liabilities:
Cash received as collateral for TBA securities	1,700,000
Payable for investments purchased	3,016,746,803
Payable for Fund shares redeemed	37,097,447
Management fees payable	20,974,483
Accrued expenses	3,665,799
3,080,184,532
Net Assets	$64,150,020,664
Net Assets Consist of:
Paid in capital	$59,444,015,139
Distributable earnings	4,706,005,525
$64,150,020,664
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	4,415,497,559
Net asset value per share	$14.53
Statement of Operations (unaudited)
Six Months Ended June 30, 2020
Investment Income:
Dividends	$22,179,197
Interest	947,589,394
969,768,591
Expenses:
Management fees	126,475,905
Custody and fund accounting fees	409,682
Transfer agent fees	4,706,584
Professional services	143,413
Shareholder reports	1,260,539
Registration fees	493,520
Trustees fees	200,833
Miscellaneous	399,034
134,089,510
Net Investment Income	835,679,081
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (Note 6)	1,153,292,525
Swaps	28,768,096
Net change in unrealized appreciation/depreciation
Investments in securities	1,099,911,600
Net realized and unrealized gain	2,281,972,221
Net Change in Net Assets From Operations	$3,117,651,302
Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019
Operations:
Net investment income	$835,679,081	$1,850,664,346
Net realized gain (loss)	1,182,060,621	574,964,845
Net change in unrealized appreciation/depreciation	1,099,911,600	2,970,391,945
	3,117,651,302	5,396,021,136
Distributions to Shareholders:
Total distributions	(992,375,024)	(2,203,565,377)
Fund Share Transactions:
Proceeds from sale of shares	8,981,643,769	15,958,728,359
Reinvestment of distributions	858,994,521	1,912,882,574
Cost of shares redeemed	(11,361,455,459)	(11,832,125,919)
Net change from Fund share transactions	(1,520,817,169)	6,039,485,014
Total change in net assets	604,459,109	9,231,940,773
Net Assets:
Beginning of period	63,545,561,555	54,313,620,782
End of period	$64,150,020,664	$63,545,561,555
Share Information:
Shares sold	631,370,712	1,153,948,397
Distributions reinvested	61,562,971	137,478,496
Shares redeemed	(808,197,967)	(857,254,896)
Net change in shares outstanding	(115,264,284)	434,171,997
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ■  PAGE 16

Notes to Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Other financial instruments for which market quotes are readily available are valued at market value. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dol using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuas that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reason ably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of infor may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions  Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non- accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a por of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counter on a specified future date at the same price, plus a speci interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll”
PAGE 17 ■ Dodge & Cox Income Fund

Notes to Financial Statements (unaudited)
transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2020:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$—	$4,940,153,853
Government-Related	—	3,588,924,179
Securitized	—	23,924,100,192
Corporate	—	28,685,609,235
Exchange Traded Funds
Corporate	194,524,122	—
Short-Term Investments
U.S. Treasury	—	991,720,582
Repurchase Agreements	—	3,860,451,000
Money Market Fund	257,967,591	—
Total Securities	$452,491,713	$65,990,959,041
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange- traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or pay to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund did not have open futures contracts at June 30, 2020.
Index credit default swaps Index credit default swaps are agreements under which a credit protection buyer makes periodic payments to the seller in exchange for credit protection in respect of an equally weighted index of corporate issuers. If a credit event occurs with respect to any issuer in the index, the buyer receives a payment equal to the difference between par and the market value of the issuer’s debt, applied to the portion of the swap represented by that issuer.
Upon entering into centrally cleared index credit default swaps, the Fund is required to post an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from its clearing broker are made on a daily basis based on changes in the market value of the swap. Changes in the market value of credit default swaps are recorded as unrealized appreciation or depreciation on the Statement of Operations. Realized gains and losses on swaps are recorded on the Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or maturity of the swaps. Cash deposited with the clearing broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in index credit default swaps may include certain risks, which may be different from, and potentially greater than, investing directly in debt issued by the index constituents.
The Fund did not hold index credit default swaps at June 30, 2020.
Dodge & Cox Income Fund ■ PAGE 18

Notes to Financial Statements (unaudited)
Additional derivative information The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
Credit Derivatives
Net realized gain (loss)
Swaps	$28,768,096
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2020.
Derivative		% of Net Assets
Swaps	USD notional value	0-3%
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of redemptions in-kind, wash sales, net short-term realized gain (loss), derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2020	Year Ended December 31, 2019
Ordinary income	$873,293,841	$1,993,518,195
	($0.198 per share)	($0.462 per share)
Long-term capital gain	$119,081,183	$210,047,182
	($0.027 per share)	($0.047 per share)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2019, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$35,103,885
Undistributed long-term capital gain	$115,979,668
At June 30, 2020, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$62,913,736,486
Unrealized appreciation	3,995,545,614
Unrealized depreciation	(465,831,346)
Net unrealized appreciation	3,529,714,268
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Redemptions In-Kind
During the six months ended June 30, 2020, the Fund distributed securities and cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund realized a net gain of $47,442,259 attributable to the redemption in-kind. For tax purposes, no capital gain on the redemption in-kind was recognized.
Note 7: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2020, the Fund’s commitment fee amounted to $195,274 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrow on the Line of Credit during the period.
Note 8: Purchases and Sales of Investments
For the six months ended June 30, 2020, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $9,934,602,741 and $3,369,252,150, respec
PAGE 19 ■ Dodge & Cox Income Fund

Notes to Financial Statements (unaudited)
tively. For the six months ended June 30, 2020, purchases and sales of U.S. government securities aggregated $22,707,185,190 and $31,753,647,162, respectively.
Note 9: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2020, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.
Dodge & Cox Income Fund ■ PAGE 20

Financial Highlights (unaudited)
Selected Data and Ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.03	$13.26	$13.76	$13.59	$13.29	$13.78
Income from investment operations:
Net investment income	0.19	0.44	0.41	0.38	0.42	0.40
Net realized and unrealized gain (loss)	0.54	0.84	(0.45)	0.21	0.32	(0.48)
Total from investment operations	0.73	1.28	(0.04)	0.59	0.74	(0.08)
Distributions to shareholders from:
Net investment income	(0.20)	(0.43)	(0.40)	(0.38)	(0.42)	(0.40)
Net realized gain	(0.03)	(0.08)	(0.06)	(0.04)	(0.02)	(0.01)
Total distributions	(0.23)	(0.51)	(0.46)	(0.42)	(0.44)	(0.41)
Net asset value, end of period	$14.53	$14.03	$13.26	$13.76	$13.59	$13.29
Total return	5.24%	9.73%	(0.31)%	4.36%	5.62%	(0.59)%
Ratios/supplemental data:
Net assets, end of period (millions)	$64,150	$63,546	$54,314	$54,287	$46,632	$43,125
Ratio of expenses to average net assets	(a)0.42%	0.42%	0.42%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	(a)2.64%	3.12%	3.02%	2.80%	3.11%	2.97%
Portfolio turnover rate	53%	49%	37%	19%	27%	24%
(a)	Annualized
See accompanying Notes to Financial Statements
PAGE 21 ■ Dodge & Cox Income Fund

Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Income Fund ■ PAGE 22

Income Fund
dodgeandcox.com
For Fund literature, transactions, and account information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc. P.O. Box 219502 Kansas City, Missouri 64121-9502 (800) 621-3979
Investment Manager
Dodge & Cox 555 California Street, 40th Floor San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus. This report reflects our views, opinions, and portfolio holdings as of June 30, 2020, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2020

Semi-Annual Report
June 30, 2020
Global Bond Fund
ESTABLISHED 2014
TICKER: DODLX
Important Notice:
Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.
If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.
06/20 GBF SAR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox Global Bond Fund had a total return of 2.9% for the first half of 2020, compared to 3.0% for the Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg).
Market Commentary
The first half of 2020 was dominated by the coronavirus (COVID-19) and its devastating health, social, and economic impacts. Financial markets were volatile, but a decline in interest rates across major markets resulted in generally positive fixed income returns. Market sectors such as credit and emerging market local bonds performed poorly in the first quarter and rebounded in the second.
As the crisis unfolded, economic growth plunged, and consumer and business confidence indicators fell to near-decade lows. Furthermore, a conflict between Saudi Arabia and Russia that began in March pushed oil prices to 20-year lows. Against the bleak economic picture and amid pervasive uncertainty about the extent of the damage to come, risk assets plummeted. The S&P 500 Index fell dramatically, credit spreads widened to levels not seen since the 2008-09 global financial crisis, and some emerging market currencies fell to historic lows against the U.S. dollar. However, rapid and massive policy responses to the pandemic, together with rising hopes for a vaccine, and successful re-openings in some countries (such as China) led to a strong bounce back during the second quarter.
In response to the crisis, policymakers across the globe enacted an array of monetary and fiscal policies. Major central banks adopted a “whatever it takes” mentality to combat the economic impact, cutting rates, increasing liquidity, and initiating or restarting asset purchase programs. The Federal Reserve cut rates to a 0% to 0.25% range and buttressed this with a massive asset purchase program that lifted its balance sheet to an all-time high of 33% of U.S. GDP. Fed Chair Jerome Powell indicated that the Fed was “not out of ammunition by a long shot” and not in "any hurry” to reduce the scope of policy support. Yields on the 10-year U.S. Treasury fell dramatically in the first quarter, from 1.9% to 0.7%, and have remained anchored near that level. Yields on Japanese and German 10-year bonds were already at or below zero going into the year and remain there.
The moves in corporate bond markets were extraordinary. During the first quarter, investment-grade yield premiums tripled in less than a month (a pace that exceeded that of the financial crisis). Subsequently, in the second quarter, bolstered by the Fed‘s planned purchases of individual corporate bonds and ETFs, yield premiums recovered substantially, driving strong corporate bond returns. Even after the recent rebound, corporate bond valuations are lower than they were at the beginning of the year.
Global currencies also fluctuated significantly. In March, arguably the nadir of the crisis, the U.S. dollar, considered a safe haven, appreciated to historic highs. It has since fallen moderately as risk sentiment improved, but it is still up over 5% this year. Performance of non-U.S. currencies was mixed, given variations in pandemic-related, political, and economic factors. Other safe-haven currencies like the Japanese yen and Swiss franc performed strongly, while the currencies of several emerging market countries (e.g., Brazil, South Africa) fell sharply.
Investment Strategy
Despite the challenging market backdrop, we believe this is an opportune time to be an active, value-driven, long-term investor. The sell-off in credit and currencies in March and April was rapid, severe, and somewhat indiscriminate. In response, we acted quickly and purposefully, drawing on the experience of our investment team (which has worked together through many previous periods of market distress), and our broad and deep coverage of companies and countries. In our research efforts, we focused equally on playing offense (uncovering new opportunities where we believed depressed valuations could provide long-term value) and playing defense (re- underwriting existing holdings, particularly those in market segments facing the greatest near-term peril). This approach, honed over decades of experience, provides us with the necessary confidence to lean into extremely challenging market environments and stay focused on generating strong long-term returns.
Through a series of individual bond purchases, including the addition of 23 new issuers, we increased the Fund’s credit weighting by approximately 20 percentage points in the first half of the year, from 41% to 60%. Thus far, given the rapid recent rebound, these opportunistic purchases have contributed strongly to performance. To pay for this large increase in credit holdings, we reduced exposure to mortgage-backed securities and U.S. Treasuries. We also made several adjustments to the Fund’s non-U.S. dollar bond exposures and maintained a relatively defensive duration position.
Credit: Extreme Market Volatility
Over the last six months, the pace and magnitude of changes in credit yield premiums, credit issuance, and the Fund’s credit weighting were rapid and substantial. The upward and downward movements in credit yield premiums during both the first and second quarters were the largest in 30 years. Corporations, racing to borrow funds to pay down short-term debt and raise cash to weather the recession, issued a record $1.1 trillion of U.S.-dollar investment-grade corporate bonds, exceeding the amount issued in all of 2019. As noted above, we increased the Fund’s credit holdings rapidly but selectively to take advantage of this confluence of availability and historically attractive valuations.
In the midst of the peak volatility in March and April, we used our rigorous and selective approach to invest in a number of new issuers across a range of sectors. In general, we purchased high-quality franchises with solid balance sheets and strong liquidity. Examples included: utilities such as Berkshire Hathaway Energy and Exelon; banks such as JPMorgan and Wells Fargo; and, technology leaders such as Oracle and Intel.
Because of the drop in oil prices, energy bonds traded at particularly distressed levels, incentivizing us to sift through the rubble for ideas. We purchased highly-rated producers such as Exxon and EOG Resources (rated AA and single-A, respectively), and also added to several midstream energy companies (Kinder Morgan, TC Energy, and Williams Companies). Though they fall under the Energy sector, midstream companies arguably have more in common with utilities (e.g., due to their relatively stable, predominantly regulated revenues)
PAGE 1 ■ Dodge & Cox Global Bond Fund

than with exploration and production companies. The Fund’s midstream holdings primarily operate oil and natural gas pipelines and derive the bulk of their revenues from long-term contracts that are not directly tied to commodity prices. We believe these companies are conservatively managed and have strong liquidity positions to weather even a protracted, severe downturn. In aggregate, we increased the Fund’s energy credit weighting from 7.6% to 11.8%.
Interestingly, not all recent credit transactions were purchases. We sold several bonds that we had held for only a matter of weeks or months, because their valuations quickly became less attractive. One such position was in Intel. We initiated a position via a new issue in late March at a yield premium of more than 300 basis points, based on our view that, over the long-run, valuations would improve to a level that more accurately reflected its strong fundamentals. By early May, we exited the position at a significantly lower yield premium, resulting in a 35% price gain.
The Fund’s credit weighting of 60% is comprised of 71 issuers. While credit valuations have risen, we believe they remain attractive relative to historical levels, particularly considering the Fed’s increased support for the market. Furthermore, the relative value of credit appears attractive versus risk-free government bonds, which have minimal income/yield. Even a small (i.e., 10 basis point) rise in yields would result in negative returns for U.S. Treasuries.
Currency: Select Opportunities
The Fund’s non-U.S. currency exposure is approximately 17% and includes 12 currencies. We believe these holdings provide return and diversification benefits to the Fund, particularly given our view that the U.S. dollar is likely to depreciate modestly over our investment horizon. We have made several adjustments to our currency holdings. For example, the steep fall in oil prices and market volatility in March and April wreaked havoc on commodity-sensitive currencies, creating opportunities for us to add to our positions in Brazil and Chile and establish a small new position in Russian government bonds. At that time, we believed ruble valuation looked especially compelling in light of Russia’s strong fiscal position, sizable foreign reserve assets, and relatively high interest rates. On the other hand, we trimmed our exposure to the Indian rupee, Colombian peso, and Mexican peso, as we found more attractive currency and credit investments, and sought to manage broad portfolio risk and diversification considerations.
In a departure from the last few years, we initiated small positions in two developed market currencies, the Norwegian krone and Swedish krona, via the purchase of Norwegian government bonds and Kommuninvest, an AAA-rated Swedish government agency. While yields on these bonds are low, we believe currency appreciation is likely over our investment horizon, because both countries have strong fundamentals yet appear undervalued across a variety of metrics, including purchasing power parity. Although Norway is an oil-dependent economy and is subject to the woes of global commodity markets, it is supported by a sizable oil fund, fiscal and current account surpluses, and modest government debt.
Rates: Low and Lower
With developed market interest rates at or near historic lows, we lack enthusiasm for interest rate exposure in these markets, and we maintain a low Fund duration of 3.4 years. Although uncertainty is high, we expect that an economic recovery is likely in 2021, central banks will remain dovish, and inflation will trend moderately upward, leading to incrementally higher long-term rates (and thus lower prices) over our multi-year investment horizon.
Our broad, global investment approach enables us to diversify away from these low-rate markets, into markets with more attractive yields and return potential. We continue to find value in several emerging markets including Indonesia, Mexico, and Russia, where nominal and inflation-adjusted yields are some of the highest globally and inflation risk is low.
We also find value in inflation-linked government bonds in certain markets. We increased the Fund’s holding in currency-hedged Thai inflation-linked bonds, as prices fell in the midst of the market panic, for reasons that appeared to be driven by market inefficiencies rather than fundamentals. Thailand has strong macroeconomic fundamentals, yet the real yields offered on these bonds were similar to those in countries with more significant risks and, in our view, represented an attractive long-term investment opportunity.
In Closing
The current economic and market environment is uncertain, and the road ahead may be bumpy. However, we are optimistic about our active and opportunistic long-term approach to global fixed income.
Our thoughts are with all the individuals and the families of those who have suffered from COVID-19, and we also express our gratitude to the dedicated health care workers and first responders battling on the front lines of this pandemic. We wish everyone the best during these challenging times.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
July 31, 2020
[a]	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg.
[b]	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
[c]	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
[d]	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
[e]	One basis point is equal to 1/100th of 1%.
[f]	Unless otherwise specified, all weightings and characteristics are as of June 30, 2020.
Dodge & Cox Global Bond Fund ■ PAGE 2

Year-To-Date Performance Review
The Fund had a total return of 2.9% year to date.
Key Contributors
■ The Fund benefited from its exposure to U.S. interest rates as U.S. Treasury yields declined. Exposure to interest rates in several emerging market countries also added to returns, including Mexico and India.
■ The Fund’s large allocation to Corporate bonds (38%*) contributed positively to returns. Stronger performers include Exelon, Wells Fargo, and PacifiCorp.
Key Detractors
■ Exposure to several emerging market currencies, particularly in Latin America (e.g., Mexican peso, Colombian peso, Brazilian real), underperformed.
■ The Fund’s holdings of government-related energy credits in Latin America, including Pemex, Rio Oil, and Petrobras, detracted from returns.
* Denotes Fund positioning at the beginning of the period.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Fixed Income Investment Committee, which is the decision-making body for the Global Bond Fund, is a seven-member committee with an average tenure at Dodge & Cox of 20 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
PAGE 3 ■ Dodge & Cox Global Bond Fund

Growth of $10,000 Since Inception
For an Investment Made on December 5, 2012
Average Annual Total Return
For Periods Ended June 30, 2020
				Since
				Inception
	1 Year	3 Years	5 Years	(12/5/12)
Dodge & Cox Global Bond Fund	6.80%	5.22%	5.11%	3.66%
Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg)	4.22	3.79	3.56	1.54
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
A private fund managed and funded by Dodge & Cox (the "Private Fund") was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg) is a widely recognized, unmanaged index of multi-currency investment-grade, debt securities.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2020	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,028.80	$2.27
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.63	2.26
*	Expenses are equal to the Fund’s annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Global Bond Fund ■ PAGE 4

Portfolio Information (unaudited) June 30, 2020
Sector Diversification (%)(a)	% of Net Assets
Corporate	53.4
Government	24.3
Government-Related	6.4
Securitized	12.4
Net Cash & Other(b)	3.5
Region Diversification (%)(a)	% of Net Assets
United States	52.2
Latin America	15.1
Europe (excluding United Kingdom)	14.2
Asia Pacific (excluding Japan)	7.2
United Kingdom	6.3
Canada	2.2
Africa	0.2
(a)	Weights exclude the effect of the Fund’s derivative contracts.
(b)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
PAGE 5 ■ Dodge & Cox Global Bond Fund

Consolidated Portfolio of Investments (unaudited) June 30, 2020
Debt Securities: 96.5%
		Par Value	Value
Government: 24.3%
Brazil Government (Brazil)
6.00%, 8/15/24(a)	BRL	11,860,000	$8,415,615
Chile Government (Chile)
4.00%, 3/1/23(b)	CLP	4,120,000,000	5,508,364
Colombia Government (Colombia)
3.30%, 3/17/27(a)	COP	14,356,134,000	3,948,917
3.00%, 3/25/33(a)	COP	18,221,247,000	4,615,023
India Government (India)
8.24%, 2/15/27	INR	770,000,000	11,255,534
Indonesia Government (Indonesia)
8.25%, 5/15/36	IDR	293,747,000,000	21,272,508
Mexico Government (Mexico)
2.00%, 6/9/22(a)	MXN	188,168,098	8,248,631
5.75%, 3/5/26	MXN	70,100,000	3,130,673
4.00%, 11/30/28(a)	MXN	109,544,668	5,465,771
8.00%, 11/7/47	MXN	158,000,000	7,702,195
Norway Government (Norway)
3.00%, 3/14/24(b)	NOK	38,500,000	4,405,197
Poland Government (Poland)
2.50%, 1/25/23	PLN	34,070,000	9,117,419
Russia Government (Russia)
7.65%, 4/10/30	RUB	171,000,000	2,719,949
Thailand Government (Thailand)
1.25%, 3/12/28(a)	THB	260,362,240	7,679,012
Turkey Government (Turkey)
10.50%, 8/11/27	TRY	11,285,000	1,570,860
U.S. Treasury Note/Bond (United States)
0.125%, 5/31/22	USD	22,415,000	22,398,364
0.25%, 6/15/23	USD	20,000,000	20,042,188
			147,496,220
Government-Related: 6.4%
Chicago Transit Authority RB (United States)
6.899%, 12/1/40	USD	1,000,000	1,377,130
6.899%, 12/1/40	USD	350,000	481,996
6.20%, 12/1/40	USD	225,000	305,370
Colombia Government International (Colombia)
5.625%, 2/26/44	USD	3,550,000	4,233,375
Corp. Nacional del Cobre de Chile (Chile)
3.75%, 1/15/31(b)	USD	1,100,000	1,198,527
Kommuninvest Cooperative Society (Sweden)
1.00%, 10/2/24	SEK	29,000,000	3,217,855
Petroleo Brasileiro SA (Brazil)
6.625%, 1/16/34	GBP	525,000	659,446
7.25%, 3/17/44	USD	3,950,000	4,293,650
6.90%, 3/19/49	USD	2,150,000	2,262,875
Petroleos Mexicanos (Mexico)
6.84%, 1/23/30(b)	USD	2,900,000	2,543,010
6.75%, 9/21/47	USD	5,711,000	4,390,902
6.35%, 2/12/48	USD	40,000	29,706
7.69%, 1/23/50(b)	USD	3,325,000	2,756,092
6.95%, 1/28/60(b)	USD	10,000	7,687
Province of Buenos Aires Argentina (Argentina)
BADLARPP
+3.83%, 29.222%, 5/31/22	ARS	54,100,000	441,752
State of California GO (United States)
7.55%, 4/1/39	USD	650,000	1,157,449
7.30%, 10/1/39	USD	1,500,000	2,507,760

		Par Value	Value
7.625%, 3/1/40	USD	1,450,000	$2,559,526
State of Illinois GO (United States)
5.10%, 6/1/33	USD	4,200,000	4,260,690
			38,684,798
Securitized: 12.4%
Asset-Backed: 3.5%
Other: 0.7%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(b)	USD	2,719,139	2,773,522
9.75%, 1/6/27(b)	USD	642,081	663,751
8.20%, 4/6/28(b)	USD	1,074,000	1,078,028
			4,515,301
Student Loan: 2.8%
Navient Student Loan Trust (United States)
USD LIBOR 1-Month
+1.25%, 1.435%, 6/25/65(b)	USD	1,272,022	1,246,118
+1.35%, 1.535%, 6/25/65(b)	USD	900,000	865,726
+1.00%, 1.185%, 9/27/66(b)	USD	3,863,000	3,775,311
Navient Student Loan Trust (Private Loans) (United States)
Series 2017-A B, 3.91%, 12/16/58(b)	USD	1,445,000	1,471,242
Series 2020-A B, 3.16%, 11/15/68(b)	USD	2,000,000	1,991,487
SLM Student Loan Trust (United States)
USD LIBOR 1-Month
+0.95%, 1.135%, 9/25/28	USD	1,802,523	1,708,505
USD LIBOR 3-Month
+0.11%, 0.423%, 12/15/32(b)	USD	2,918,912	2,591,663
+0.45%, 0.763%, 12/15/32(b)	USD	1,047,456	955,037
SMB Private Education Loan Trust (Private Loans) (United States)
Series 2017-B A2A, 2.82%, 10/15/35(b)	USD	1,285,585	1,323,809
Series 2018-C B, 4.00%, 11/17/42(b)	USD	1,000,000	1,010,679
			16,939,577
			21,454,878
CMBS: 0.5%
Agency CMBS: 0.5%
Freddie Mac Military Housing Trust Multifamily (United States)
4.103%, 11/25/52(b)(c)	USD	1,018,462	1,159,869
4.492%, 11/25/55(b)(c)	USD	1,608,998	1,911,555
			3,071,424
Mortgage-Related: 8.4%
Federal Agency CMO & REMIC: 0.3%
Fannie Mae (United States)
Trust 2004-W9 1A3, 6.05%, 2/25/44	USD	357,928	415,109
Freddie Mac (United States)
Series 4283 EW, 4.50%, 12/15/43(c)	USD	91,116	101,230
Series 4319 MA, 4.50%, 3/15/44(c)	USD	332,803	373,923
Ginnie Mae (United States)
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ■  PAGE 6

Consolidated Portfolio of Investments (unaudited) June 30, 2020
Debt Securities (continued)
		Par Value	Value
Series 2010-169 JZ, 4.00%, 12/20/40	USD	425,631	$455,732
USD LIBOR 12-Month
+0.22%, 2.194%, 10/20/67	USD	556,577	554,991
			1,900,985
Federal Agency Mortgage Pass-Through: 8.1%
Fannie Mae, 15 Year (United States)
5.00%, 7/1/25	USD	11,263	11,993
Fannie Mae, 30 Year (United States)
4.50% 4/1/39 - 2/1/45	USD	1,132,217	1,258,437
2.50% 6/1/50 - 7/1/50	USD	13,746,600	14,421,704
Fannie Mae, Hybrid ARM (United States)
2.885%, 8/1/44(c)	USD	70,888	73,512
2.744%, 9/1/44(c)	USD	138,789	143,959
Freddie Mac, Hybrid ARM (United States)
3.027%, 10/1/44(c)	USD	161,789	168,145
2.702%, 11/1/44(c)	USD	483,158	500,838
2.651%, 1/1/45(c)	USD	440,947	457,490
Freddie Mac Gold, 30 Year (United States)
6.00%, 2/1/35	USD	50,809	59,283
4.50% 8/1/44 - 8/1/47	USD	1,523,898	1,654,721
Freddie Mac Pool, 30 Year (United States)
2.50% 6/1/50 - 7/1/50	USD	17,217,000	18,080,943
2.00%, 7/1/50	USD	11,793,000	12,030,587
			48,861,612
			50,762,597
			75,288,899
Corporate: 53.4%
Financials: 14.0%
Bank of America Corp. (United States)
4.25%, 10/22/26	USD	1,575,000	1,805,458
4.183%, 11/25/27	USD	3,525,000	4,020,791
6.11%, 1/29/37	USD	2,250,000	3,195,005
Barclays PLC (United Kingdom)
4.836%, 5/9/28	USD	1,925,000	2,112,646
BNP Paribas SA (France)
4.375%, 9/28/25(b)	USD	3,290,000	3,626,668
4.625%, 3/13/27(b)	USD	1,925,000	2,156,416
Boston Properties, Inc. (United States)
3.25%, 1/30/31	USD	5,375,000	5,781,753
Chubb, Ltd. (Switzerland)
2.50%, 3/15/38	EUR	4,575,000	5,897,043
Citigroup, Inc. (United States)
USD LIBOR 3-Month
+6.37%,7.13%, 10/30/40(d)	USD	6,135,500	6,515,901
HSBC Holdings PLC (United Kingdom)
4.95%, 3/31/30	USD	525,000	628,284
6.50%, 5/2/36	USD	1,250,000	1,687,211
6.00%, 3/29/40	GBP	5,901,000	9,305,161
JPMorgan Chase & Co. (United States)
1.09%, 3/11/27(e)	EUR	3,750,000	4,299,577
4.25%, 10/1/27	USD	1,300,000	1,510,433
4.493%, 3/24/31(e)	USD	875,000	1,068,940
2.956%, 5/13/31(e)	USD	1,800,000	1,914,082
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	USD	1,125,000	1,230,647
4.582%, 12/10/25	USD	3,900,000	4,328,322
4.65%, 3/24/26	USD	575,000	639,731
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	USD	441,000	481,405

		Par Value	Value
6.00%, 12/19/23	USD	4,350,000	$4,873,057
5.125%, 5/28/24	USD	1,800,000	1,968,981
UniCredit SPA (Italy)
5.459%, 6/30/35(b)(e)	USD	4,700,000	4,737,182
Wells Fargo & Co. (United States)
4.30%, 7/22/27	USD	3,600,000	4,129,277
2.572%, 2/11/31(e)	USD	3,900,000	4,079,760
5.606%, 1/15/44	USD	1,350,000	1,870,620
4.65%, 11/4/44	USD	550,000	681,252
			84,545,603
Industrials: 33.9%
AbbVie, Inc. (United States)
4.25%, 11/21/49(b)	USD	2,700,000	3,236,522
Altria Group, Inc. (United States)
2.35%, 5/6/25	USD	150,000	157,833
3.40%, 5/6/30	USD	125,000	134,462
Anheuser-Busch InBev SA/NV (Belgium)
5.55%, 1/23/49	USD	1,075,000	1,438,911
4.50%, 6/1/50	USD	2,475,000	2,951,166
4.60%, 6/1/60	USD	1,000,000	1,195,427
AT&T, Inc. (United States)
3.15%, 9/4/36	EUR	5,575,000	7,066,243
Bayer AG (Germany)
3.75%, 7/1/74(d)(e)	EUR	5,925,000	6,878,058
BHP Billiton, Ltd. (Australia)
6.75%, 10/19/75(b)(d)(e)	USD	2,425,000	2,794,813
Carrier Global Corp. (United States)
2.70%, 2/15/31(b)	USD	3,175,000	3,156,479
3.577%, 4/5/50(b)	USD	1,275,000	1,244,004
Cemex SAB de CV (Mexico)
5.70%, 1/11/25(b)	USD	4,275,000	4,178,812
7.75%, 4/16/26(b)	USD	2,900,000	2,960,755
Charter Communications, Inc. (United States)
7.30%, 7/1/38	USD	2,150,000	2,976,939
6.75%, 6/15/39	USD	1,300,000	1,726,959
6.484%, 10/23/45	USD	4,425,000	5,879,242
5.75%, 4/1/48	USD	1,075,000	1,337,730
Cigna Corp. (United States)
4.375%, 10/15/28	USD	2,900,000	3,431,952
Concho Resources, Inc. (United States)
3.75%, 10/1/27	USD	1,900,000	2,025,883
4.30%, 8/15/28	USD	1,800,000	1,977,048
4.875%, 10/1/47	USD	500,000	562,423
4.85%, 8/15/48	USD	1,150,000	1,297,590
Cox Enterprises, Inc. (United States)
4.80%, 2/1/35(b)	USD	350,000	440,099
8.375%, 3/1/39(b)	USD	2,450,000	4,001,282
CSX Corp. (United States)
6.22%, 4/30/40	USD	1,050,000	1,529,066
CVS Health Corp. (United States)
4.30%, 3/25/28	USD	475,000	555,319
3.75%, 4/1/30	USD	250,000	287,473
4.78%, 3/25/38	USD	1,425,000	1,770,186
5.05%, 3/25/48	USD	1,575,000	2,048,710
Danaher Corp. (United States)
1.35%, 9/18/39	EUR	4,000,000	4,269,111
Dell Technologies, Inc. (United States)
5.85%, 7/15/25(b)	USD	350,000	402,094
6.10%, 7/15/27(b)	USD	300,000	346,520
Dow, Inc. (United States)
PAGE 7 ■  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited) June 30, 2020
Debt Securities (continued)
		Par Value	Value
5.55%, 11/30/48	USD	4,775,000	$6,261,785
Elanco Animal Health, Inc. (United States)
5.65%, 8/28/28	USD	3,750,000	4,158,000
EOG Resources, Inc. (United States)
4.95%, 4/15/50	USD	1,200,000	1,561,056
Exxon Mobil Corp. (United States)
4.327%, 3/19/50	USD	2,200,000	2,756,191
FedEx Corp. (United States)
4.25%, 5/15/30	USD	600,000	685,119
4.05%, 2/15/48	USD	1,200,000	1,232,780
5.25%, 5/15/50	USD	750,000	915,650
Ford Motor Credit Co. LLC(f) (United States)
3.35%, 11/1/22	USD	550,000	526,779
4.14%, 2/15/23	USD	1,825,000	1,785,671
4.375%, 8/6/23	USD	3,200,000	3,143,616
4.063%, 11/1/24	USD	3,025,000	2,884,489
Grupo Televisa SAB (Mexico)
8.50%, 3/11/32	USD	1,464,000	2,131,303
6.125%, 1/31/46	USD	1,400,000	1,782,997
HCA Healthcare, Inc. (United States)
4.125%, 6/15/29	USD	2,750,000	3,032,849
5.25%, 6/15/49	USD	1,275,000	1,535,069
Imperial Brands PLC (United Kingdom)
3.375%, 2/26/26	EUR	2,500,000	3,086,924
3.50%, 7/26/26(b)	USD	600,000	641,389
3.875%, 7/26/29(b)	USD	3,500,000	3,684,283
Kinder Morgan, Inc. (United States)
6.95%, 1/15/38	USD	5,300,000	7,016,617
5.50%, 3/1/44	USD	675,000	791,370
5.55%, 6/1/45	USD	1,825,000	2,215,313
LafargeHolcim, Ltd. (Switzerland)
7.125%, 7/15/36	USD	1,150,000	1,506,951
6.50%, 9/12/43(b)	USD	1,225,000	1,607,244
4.75%, 9/22/46(b)	USD	950,000	1,050,460
Macy's, Inc. (United States)
6.70%, 9/15/28	USD	50,000	37,000
6.70%, 7/15/34	USD	425,000	298,350
Millicom International Cellular SA (Luxembourg)
5.125%, 1/15/28(b)	USD	5,500,000	5,528,600
MTN Group, Ltd. (South Africa)
4.755%, 11/11/24(b)	USD	1,425,000	1,418,445
Occidental Petroleum Corp. (United States)
4.30%, 8/15/39	USD	750,000	517,283
6.60%, 3/15/46	USD	6,325,000	5,505,723
Oracle Corp. (United States)
3.60%, 4/1/50	USD	2,625,000	2,958,410
Prosus NV(f) (Netherlands)
5.50%, 7/21/25(b)	USD	2,450,000	2,767,030
4.85%, 7/6/27(b)	USD	3,775,000	4,223,319
3.68%, 1/21/30(b)	USD	1,375,000	1,439,440
QVC, Inc.(f) (United States)
5.125%, 7/2/22	USD	300,000	302,940
4.45%, 2/15/25	USD	3,150,000	3,087,945
TC Energy Corp. (Canada)
5.625%, 5/20/75(d)(e)	USD	2,800,000	2,737,000
5.30%, 3/15/77(d)(e)	USD	7,250,000	7,123,125
5.50%, 9/15/79(d)(e)	USD	3,495,000	3,486,262
Telecom Italia SPA (Italy)
7.20%, 7/18/36	USD	3,358,000	3,996,020
7.721%, 6/4/38	USD	3,250,000	4,089,280

		Par Value	Value
The Kraft Heinz Co. (United States)
5.50%, 6/1/50(b)	USD	1,550,000	$1,651,647
The Williams Companies, Inc. (United States)
5.75%, 6/24/44	USD	3,922,000	4,523,106
T-Mobile U.S., Inc. (United States)
7.875%, 9/15/23	USD	2,750,000	3,097,187
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(b)	USD	1,709,000	1,764,560
5.25%, 6/6/29(b)	USD	2,850,000	2,897,025
United Parcel Service, Inc. (United States)
5.20%, 4/1/40	USD	400,000	552,085
5.30%, 4/1/50	USD	550,000	785,792
VMware, Inc.(f) (United States)
4.65%, 5/15/27	USD	4,925,000	5,446,829
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(d)(e)	USD	2,900,000	3,399,299
Vulcan Materials Co. (United States)
3.50%, 6/1/30	USD	1,625,000	1,764,623
			205,651,341
Utilities: 5.5%
Berkshire Hathaway Energy(f) (United States)
4.25%, 10/15/50(b)	USD	3,750,000	4,696,696
Dominion Energy, Inc. (United States)
3.60%, 3/15/27	USD	1,250,000	1,382,701
5.75%, 10/1/54(d)(e)	USD	4,340,000	4,416,037
Enel SPA (Italy)
8.75%, 9/24/73(b)(d)(e)	USD	7,611,000	8,647,694
Exelon Corp. (United States)
4.70%, 4/15/50	USD	4,675,000	5,939,728
NextEra Energy, Inc. (United States)
5.65%, 5/1/79(d)(e)	USD	1,875,000	2,042,344
The Southern Co. (United States)
3.70%, 4/30/30	USD	2,025,000	2,311,177
5.50%, 3/15/57(d)(e)	USD	3,775,000	3,827,756
			33,264,133
			323,461,077
Total Debt Securities (Cost $570,122,719)			$584,930,994
Short-Term Investments: 1.9%
		Par Value/ Shares	Value
Repurchase Agreements: 1.5%
Fixed Income Clearing Corporation(g) 0.000, dated 6/30/20, due 7/1/20, maturity value $9,055,000	USD	9,055,000	$9,055,000
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ■  PAGE 8

Consolidated Portfolio of Investments (unaudited) June 30, 2020
Short-Term Investments (continued)
		Par Value/ Shares	Value
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund	USD	2,399,887	$2,399,887
Total Short-term Investments (Cost $11,454,887)			$11,454,887
Total Investments (Cost $581,577,606)		98.4%	$596,385,881
Other Assets Less Liabilities		1.6%	$9,777,773
Net Assets		100.0%	$606,163,654
(a)	Inflation-linked
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(d)	Hybrid security: characteristics of both a debt and equity security.
(e)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(f)	Subsidiary (see below)
(g)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.75%, 7/15/22. Total collateral value is $9,236,040.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
ARS: Argentine Peso
BRL: Brazilian Real
CLP: Chilean Peso
COP: Colombian Peso
EUR: Euro
GBP: British Pound
IDR: Indonesian Rupiah
INR: Indian Rupee
MXN: Mexican Peso
NOK: Norwegian Krone
PLN: Polish Zloty
RUB: Russian Ruble
SEK: Swedish Krona
THB: Thai Baht
TRY: Turkish Lira
USD: United States Dollar
Centrally Cleared Interest Rate Swaps
Notional Amount	Expiration Date	Pay (Semi-Annually)	Receive (Quarterly)	Value	Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)
$1,620,000	9/16/50	Fixed 0.75%	USD LIBOR 3-Month	$77,218	$83,979	$(6,761)
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note— Short Position	(197)	9/21/20	$(27,416,859)	$(57,230)
Euro-Bobl Future— Short Position	(62)	9/8/20	(9,402,298)	(38,407)
Euro-Bund Future— Short Position	(51)	9/8/20	(10,114,327)	(87,172)
Euro-Buxl Future— Short Position	(33)	9/8/20	(8,155,124)	(143,162)
Long Gilt Future— Short Position	(81)	9/28/20	(13,814,534)	(50,802)
Long-Term U.S. Treasury Bond— Short Position	(129)	9/21/20	(23,034,563)	15,866
Ultra Long-Term U.S. Treasury Bond— Short Position	(275)	9/21/20	(59,992,969)	498,090
				$137,183
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
BRL: Brazilian Real
Goldman Sachs	8/5/20	USD	740,960	BRL	3,000,000	$190,227
PAGE 9 ■  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited) June 30, 2020
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Goldman Sachs	8/5/20	USD	196,157	BRL	835,000	$42,869
Goldman Sachs	8/5/20	BRL	3,835,000	USD	904,055	(200,034)
EUR: Euro
Bank of America	9/16/20	USD	1,317,276	EUR	1,200,000	(33,178)
Bank of America	9/16/20	USD	1,861,849	EUR	1,700,000	(51,295)
Credit Suisse	9/16/20	USD	4,614,439	EUR	4,100,000	386
Goldman Sachs	9/16/20	USD	1,143,175	EUR	1,035,000	(21,592)
JPMorgan	9/16/20	USD	1,024,452	EUR	900,000	11,611
Citibank	12/16/20	USD	22,154,647	EUR	19,640,000	598
GBP: British Pound
Citibank	9/16/20	USD	1,245,967	GBP	1,000,000	6,319
Citibank	9/16/20	USD	970,756	GBP	775,000	10,028
Citibank	9/16/20	USD	1,999,936	GBP	1,625,000	(14,493)
Barclays	12/16/20	USD	5,881,443	GBP	4,700,000	51,456
KRW: South Korean Won
Citibank	10/7/20	USD	3,569,314	KRW	4,220,000,000	58,250
Citibank	10/7/20	USD	1,704,085	KRW	1,975,000,000	60,873
Citibank	10/7/20	USD	5,408,333	KRW	6,490,000,000	8,616
Citibank	10/7/20	KRW	6,354,000,000	USD	5,252,108	34,457
Citibank	10/7/20	KRW	6,331,000,000	USD	5,167,319	100,109
THB: Thai Baht
Barclays	9/23/20	USD	985,283	THB	30,100,000	9,594
Barclays	9/23/20	USD	2,340,222	THB	73,600,000	(45,515)
Citibank	9/23/20	USD	3,096,375	THB	96,000,000	(15,457)
JPMorgan	9/23/20	USD	1,267,876	THB	38,300,000	26,385
Unrealized gain on currency forward contracts						611,778
Unrealized loss on currency forward contracts						(381,564)
Net unrealized gain on currency forward contracts						$230,214
The listed counterparty may be the parent company or one of its subsidiaries.
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ■  PAGE 10

Consolidated Statement of Assets and Liabilities (unaudited)
June 30, 2020
Assets:
Investments in securities, at value (cost $581,577,606)	$596,385,881
Unrealized appreciation on currency forward contracts	611,778
Cash	119
Cash denominated in foreign currency (cost $602)	596
Deposits with broker for futures contracts	4,909,341
Deposits with broker for swaps	279,677
Receivable for variation margin for futures contracts	433,725
Receivable for variation margin for swaps	12,235
Receivable for investments sold	25,149,162
Receivable for Fund shares sold	4,448,428
Dividends and interest receivable	6,069,750
Prepaid expenses and other assets	6,607
638,307,299
Liabilities:
Unrealized depreciation on currency forward contracts	381,564
Cash received as collateral for currency forward contracts	80,000
Payable for investments purchased	30,825,122
Payable for Fund shares redeemed	217,180
Deferred foreign capital gains tax	186,684
Management fees payable	241,862
Accrued expenses	211,233
32,143,645
Net Assets	$606,163,654
Net Assets Consist of:
Paid in capital	$584,931,619
Distributable earnings	21,232,035
$606,163,654
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	53,075,050
Net asset value per share	$11.42
Consolidated Statement of Operations (unaudited)
Six Months Ended June 30, 2020
Investment Income:
Dividends	$215,595
Interest (net of foreign taxes of $135,286)	10,448,955
10,664,550
Expenses:
Management fees	1,339,422
Custody and fund accounting fees	77,056
Transfer agent fees	42,802
Professional services	169,650
Shareholder reports	28,994
Registration fees	105,615
Trustees fees	200,833
Miscellaneous	15,681
Total expenses	1,980,053
Expenses reimbursed by investment manager	(774,573)
Net expenses	1,205,480
Net Investment Income	9,459,070
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $110,304)	4,646,583
Futures contracts	(5,260,697)
Swaps	(468,221)
Currency forward contracts	924,329
Foreign currency transactions	(186,290)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $98,909)	3,280,035
Futures contracts	(958,714)
Swaps	(65,648)
Currency forward contracts	825,869
Foreign currency translation	(26,968)
Net realized and unrealized gain	2,710,278
Net Change in Net Assets From Operations	$12,169,348
PAGE 11 ■  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019
Operations:
Net investment income	$9,459,070	$12,463,081
Net realized gain (loss)	(344,296)	507,070
Net change in unrealized appreciation/depreciation	3,054,574	19,861,088
	12,169,348	32,831,239
Distributions to Shareholders:
Total distributions	—	(12,957,331)
Fund Share Transactions:
Proceeds from sale of shares	258,322,496	230,427,910
Reinvestment of distributions	—	12,291,764
Cost of shares redeemed	(98,902,235)	(54,122,654)
Net change from Fund share transactions	159,420,261	188,597,020
Total change in net assets	171,589,609	208,470,928
Net Assets:
Beginning of period	434,574,045	226,103,117
End of period	$606,163,654	$434,574,045
Share Information:
Shares sold	23,284,977	20,885,448
Distributions reinvested	—	1,112,139
Shares redeemed	(9,360,019)	(4,953,662)
Net change in shares outstanding	13,924,958	17,043,925
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ■  PAGE 12

Notes to Consolidated Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Other financial instruments for which market quotes are readily available are valued at market value. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dol using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuas that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of infor may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions   Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
PAGE 13 ■ Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements (unaudited)
Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments includes foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counter on a specified future date at the same price, plus a speci interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Bond Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2020, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum expo sure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2020:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$—	$147,496,220
Government-Related	—	38,684,798
Securitized	—	75,288,899
Corporate	—	323,461,077
Short-Term Investments
Repurchase Agreements	—	9,055,000
Money Market Fund	2,399,887	—
Total Securities	$2,399,887	$593,985,994
Other Investments
Futures Contracts
Appreciation	$513,956	$—
Depreciation	(376,773)	—
Interest Rate Swaps
Depreciation	—	(6,761)
Currency Forward Contracts
Appreciation	—	611,778
Depreciation	—	(381,564)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-
Dodge & Cox Global Bond Fund ■ PAGE 14

Notes to Consolidated Financial Statements (unaudited)
traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
Interest rate swaps Interest rate swaps are agreements that obligate two parties to exchange a series of cash flows at specified payment dates calculated by reference to specified interest rates, such as an exchange of floating rate payments for fixed rate payments. Upon entering into a centrally cleared interest rate swap, the Fund is required to post an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of the swap. Changes in the market value of open interest rate swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operas. Realized gains and losses on interest rate swaps are recorded in the Consolidated Statement of Operations, both upon the exchange of cash flows on each specified payment date and upon the closing or expiration of the swap. Cash deposited with the clearing broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in interest rate swaps may include certain risks including unfavorable changes in interest rates, or a default or failure by the clearing broker or clearinghouse.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over- the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$611,778	$611,778
Futures contracts(a)	513,956	—	513,956
	$513,956	$611,778	$1,125,734
Liabilities
Unrealized depreciation on currency forward contracts	$—	$381,564	$381,564
Swaps	6,761	—	6,761
Futures contracts(a)	376,773	—	376,773
	$383,534	$381,564	$765,098
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Swaps	$(468,221)	$—	$(468,221)
Futures contracts	(5,260,697)	—	(5,260,697)
Currency forward contracts	—	924,329	924,329
	$(5,728,918)	$924,329	$(4,804,589)
Net change in unrealized appreciation/depreciation
Swaps	$(65,648)	$—	$(65,648)
Futures contracts	(958,714)	—	(958,714)
Currency forward contracts	—	825,869	825,869
	$(1,024,362)	$825,869	$(198,493)
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2020.
Derivative		% of Net Assets
Futures contracts	USD notional value	13-32%
Swaps	USD notional value	0-1%
Currency forward contracts	USD total value	8-12%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts
PAGE 15 ■ Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements (unaudited)
under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non- performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2020.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)	Net Amount[1]
Bank of America	$—	$(84,473)	$—	$(84,473)
Barclays	61,050	(45,515)	—	15,535
Citibank	279,250	(29,950)	(80,000)	169,300
Credit Suisse	386	—	—	386
Goldman Sachs	233,096	(221,626)	—	11,470
JPMorgan	37,996	—	—	37,996
	$611,778	$(381,564)	$(80,000)	$150,214
[1]	Represents the net amount receivable (payable) from the counterparty in the event of a default.
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets (“net expense ratio”) at 0.45% through April 30, 2021. The term of the agreement is renewable annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial report ing purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), foreign currency realized gain (loss), straddles, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2020	Year Ended December 31, 2019
Ordinary income	$—	$12,957,331
	($— per share)	($0.377 per share)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2019, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$80,485
Capital loss carryforward[1]	$(1,938,295)
[1]	Represents accumulated long-term capital loss as of December 31, 2019, which may be carried forward to offset future capital gains.
At June 30, 2020, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$582,183,272
Unrealized appreciation	26,195,732
Unrealized depreciation	(11,632,487)
Net unrealized appreciation	14,563,245
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2020, the Fund’s
Dodge & Cox Global Bond Fund ■ PAGE 16

Notes to Consolidated Financial Statements (unaudited)
commitment fee amounted to $1,752 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2020, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $318,805,787 and $113,868,711, respectively. For the six months ended June 30, 2020, purchases and sales of U.S. government securities aggregated $217,246,629 and $267,332,603, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2020, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.
PAGE 17 ■ Dodge & Cox Global Bond Fund

Consolidated Financial Highlights (unaudited)
Selected Data and Ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.10	$10.23	$10.92	$10.33	$9.67	$10.31
Income from investment operations:
Net investment income	0.18	0.38	0.40	0.37	0.30	0.34
Net realized and unrealized gain (loss)	0.14	0.87	(0.56)	0.49	0.54	(0.98)
Total from investment operations	0.32	1.25	(0.16)	0.86	0.84	(0.64)
Distributions to shareholders from:
Net investment income	—	(0.38)	(0.43)	(0.26)	(0.18)	—
Net realized gain	—	—	(0.10)	(0.01)	—	—
Total distributions	—	(0.38)	(0.53)	(0.27)	(0.18)	—
Net asset value, end of period	$11.42	$11.10	$10.23	$10.92	$10.33	$9.67
Total return	2.88%	12.23%	(1.45)%	8.31%	8.64%	(6.21)%
Ratios/supplemental data:
Net assets, end of period (millions)	$606	$435	$226	$156	$110	$68
Ratio of expenses to average net assets	(a)0.45%	0.45%	0.45%	0.49%	0.60%	0.60%
Ratio of expenses to average net assets, before reimbursement by investment manager	(a)0.74%	0.83%	0.92%	1.06%	1.33%	1.41%
Ratio of net investment income to average net assets	(a)3.53%	4.21%	4.15%	3.51%	3.77%	3.39%
Portfolio turnover rate	74%	60%	55%	46%	73%	55%
(a)	Annualized
See accompanying Notes to Consolidated Financial Statements
Dodge & Cox Global Bond Fund ■ PAGE 18

Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 19 ■ Dodge & Cox Global Bond Fund

Global Bond Fund
dodgeandcox.com
For Fund literature, transactions, and account information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc. P.O. Box 219502 Kansas City, Missouri 64121-9502 (800) 621-3979
Investment Manager
Dodge & Cox 555 California Street, 40th Floor San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus. This report reflects our views, opinions, and portfolio holdings as of June 30, 2020, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Not applicable for semi-annual report filings.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman - Principal Executive Officer

Date August 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman - Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer - Principal Financial Officer

Date August 28, 2020